REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Variable Annuity Account B
and Board of Directors of
Brighthouse Life Insurance Company of NY

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Variable Annuity Account B (the "Separate Account") of Brighthouse Life Insurance Company of NY (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI AB International Bond Sub-Account	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019
Janus Henderson Global Sustainable Equity Sub-Account	For the period from April 29, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2000.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

American Funds® Global Growth Sub-Account
Assets:
Investments at fair value	$20,852,209
Due from Brighthouse Life Insurance Company of NY	—
Total Assets	20,852,209
Liabilities:
Due to Brighthouse Life Insurance Company of NY	53
Total Liabilities	53
Net Assets	$20,852,156
Contract Owners' Equity
Net assets from accumulation units	$20,851,807
Net assets from contracts in payout	349
Total Net Assets	$20,852,156

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account
Assets:
Investments at fair value	$3,136,702	$38,543,661	$22,633,179	$6,955,792	$90,348,944
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	3,136,702	38,543,661	22,633,179	6,955,792	90,348,944
Liabilities:
Due to Brighthouse Life Insurance Company of NY	30	47	57	23	46
Total Liabilities	30	47	57	23	46
Net Assets	$3,136,672	$38,543,614	$22,633,122	$6,955,769	$90,348,898
Contract Owners' Equity
Net assets from accumulation units	$3,127,223	$38,511,296	$22,583,702	$6,955,769	$90,348,898
Net assets from contracts in payout	9,449	32,318	49,420	—	—
Total Net Assets	$3,136,672	$38,543,614	$22,633,122	$6,955,769	$90,348,898

The accompanying notes are an integral part of these financial statements.

	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account
Assets:
Investments at fair value	$1,370,741	$16,121,568	$196,621,488	$110,709,842	$76,530,592
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	1,370,741	16,121,568	196,621,488	110,709,842	76,530,592
Liabilities:
Due to Brighthouse Life Insurance Company of NY	8	31	44	32	40
Total Liabilities	8	31	44	32	40
Net Assets	$1,370,733	$16,121,537	$196,621,444	$110,709,810	$76,530,552
Contract Owners' Equity
Net assets from accumulation units	$1,370,733	$16,081,985	$196,185,426	$110,671,419	$76,530,552
Net assets from contracts in payout	—	39,552	436,018	38,391	—
Total Net Assets	$1,370,733	$16,121,537	$196,621,444	$110,709,810	$76,530,552

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account
Assets:
Investments at fair value	$98,772,195	$170,129,744	$53,734,648	$92,559,796	$329,714,285
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	98,772,195	170,129,744	53,734,648	92,559,796	329,714,285
Liabilities:
Due to Brighthouse Life Insurance Company of NY	41	59	47	49	47
Total Liabilities	41	59	47	49	47
Net Assets	$98,772,154	$170,129,685	$53,734,601	$92,559,747	$329,714,238
Contract Owners' Equity
Net assets from accumulation units	$98,719,795	$170,129,685	$53,733,837	$92,364,819	$329,714,238
Net assets from contracts in payout	52,359	—	764	194,928	—
Total Net Assets	$98,772,154	$170,129,685	$53,734,601	$92,559,747	$329,714,238

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ abrdn Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account
Assets:
Investments at fair value	$24,116,137	$22,036,170	$12,290,996	$12,905,543	$2,290,439
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	24,116,137	22,036,170	12,290,996	12,905,543	2,290,439
Liabilities:
Due to Brighthouse Life Insurance Company of NY	37	60	34	43	23
Total Liabilities	37	60	34	43	23
Net Assets	$24,116,100	$22,036,110	$12,290,962	$12,905,500	$2,290,416
Contract Owners' Equity
Net assets from accumulation units	$24,115,844	$21,996,900	$12,285,059	$12,905,500	$2,290,416
Net assets from contracts in payout	256	39,210	5,903	—	—
Total Net Assets	$24,116,100	$22,036,110	$12,290,962	$12,905,500	$2,290,416

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account
Assets:
Investments at fair value	$1,517,073	$14,342,051	$42,520,415	$32,681,340	$31,709,751
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	1,517,073	14,342,051	42,520,415	32,681,340	31,709,751
Liabilities:
Due to Brighthouse Life Insurance Company of NY	19	63	51	39	69
Total Liabilities	19	63	51	39	69
Net Assets	$1,517,054	$14,341,988	$42,520,364	$32,681,301	$31,709,682
Contract Owners' Equity
Net assets from accumulation units	$1,517,054	$14,326,103	$42,512,385	$32,681,301	$31,691,527
Net assets from contracts in payout	—	15,885	7,979	—	18,155
Total Net Assets	$1,517,054	$14,341,988	$42,520,364	$32,681,301	$31,709,682

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account
Assets:
Investments at fair value	$3,132,934	$34,367,537	$27,532,926	$52,280,119	$3,225,595
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	3,132,934	34,367,537	27,532,926	52,280,119	3,225,595
Liabilities:
Due to Brighthouse Life Insurance Company of NY	38	117	26	49	33
Total Liabilities	38	117	26	49	33
Net Assets	$3,132,896	$34,367,420	$27,532,900	$52,280,070	$3,225,562
Contract Owners' Equity
Net assets from accumulation units	$3,132,896	$34,354,997	$27,514,876	$52,280,070	$3,224,369
Net assets from contracts in payout	—	12,423	18,024	—	1,193
Total Net Assets	$3,132,896	$34,367,420	$27,532,900	$52,280,070	$3,225,562

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account
Assets:
Investments at fair value	$17,095,405	$43,988,484	$37,616,145	$24,998,849	$8,373,747
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	17,095,405	43,988,484	37,616,145	24,998,849	8,373,747
Liabilities:
Due to Brighthouse Life Insurance Company of NY	41	91	34	63	42
Total Liabilities	41	91	34	63	42
Net Assets	$17,095,364	$43,988,393	$37,616,111	$24,998,786	$8,373,705
Contract Owners' Equity
Net assets from accumulation units	$17,079,583	$43,971,480	$37,616,111	$24,993,912	$8,373,705
Net assets from contracts in payout	15,781	16,913	—	4,874	—
Total Net Assets	$17,095,364	$43,988,393	$37,616,111	$24,998,786	$8,373,705

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account
Assets:
Investments at fair value	$78,195,615	$48,728,457	$100,619,410	$29,726,951	$821,690
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	78,195,615	48,728,457	100,619,410	29,726,951	821,690
Liabilities:
Due to Brighthouse Life Insurance Company of NY	41	46	52	46	11
Total Liabilities	41	46	52	46	11
Net Assets	$78,195,574	$48,728,411	$100,619,358	$29,726,905	$821,679
Contract Owners' Equity
Net assets from accumulation units	$78,195,574	$48,697,351	$100,486,941	$29,726,905	$821,679
Net assets from contracts in payout	—	31,060	132,417	—	—
Total Net Assets	$78,195,574	$48,728,411	$100,619,358	$29,726,905	$821,679

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$78,281,883	$43,083,228	$55,541,146	$53,143,439	$17,809,469
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	78,281,883	43,083,228	55,541,146	53,143,439	17,809,469
Liabilities:
Due to Brighthouse Life Insurance Company of NY	47	39	91	32	69
Total Liabilities	47	39	91	32	69
Net Assets	$78,281,836	$43,083,189	$55,541,055	$53,143,407	$17,809,400
Contract Owners' Equity
Net assets from accumulation units	$77,901,442	$43,048,615	$55,535,731	$53,139,483	$17,809,400
Net assets from contracts in payout	380,394	34,574	5,324	3,924	—
Total Net Assets	$78,281,836	$43,083,189	$55,541,055	$53,143,407	$17,809,400

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Assets:
Investments at fair value	$27,754,382	$11,036,463	$15,688,420	$12,954,640	$44,372,066
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	27,754,382	11,036,463	15,688,420	12,954,640	44,372,066
Liabilities:
Due to Brighthouse Life Insurance Company of NY	43	31	78	45	159
Total Liabilities	43	31	78	45	159
Net Assets	$27,754,339	$11,036,432	$15,688,342	$12,954,595	$44,371,907
Contract Owners' Equity
Net assets from accumulation units	$27,754,339	$11,036,432	$15,680,362	$12,954,595	$44,355,681
Net assets from contracts in payout	—	—	7,980	—	16,226
Total Net Assets	$27,754,339	$11,036,432	$15,688,342	$12,954,595	$44,371,907

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Assets:
Investments at fair value	$11,945,879	$214,540,228	$398,629,349	$298,347,026	$11,294,411
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	11,945,879	214,540,228	398,629,349	298,347,026	11,294,411
Liabilities:
Due to Brighthouse Life Insurance Company of NY	45	65	55	85	88
Total Liabilities	45	65	55	85	88
Net Assets	$11,945,834	$214,540,163	$398,629,294	$298,346,941	$11,294,323
Contract Owners' Equity
Net assets from accumulation units	$11,936,665	$213,958,488	$398,230,867	$298,149,059	$11,294,082
Net assets from contracts in payout	9,169	581,675	398,427	197,882	241
Total Net Assets	$11,945,834	$214,540,163	$398,629,294	$298,346,941	$11,294,323

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account
Assets:
Investments at fair value	$4,247,329	$70,228,569	$9,392,796	$60,088,432	$716,072
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	4,247,329	70,228,569	9,392,796	60,088,432	716,072
Liabilities:
Due to Brighthouse Life Insurance Company of NY	31	169	33	47	16
Total Liabilities	31	169	33	47	16
Net Assets	$4,247,298	$70,228,400	$9,392,763	$60,088,385	$716,056
Contract Owners' Equity
Net assets from accumulation units	$4,210,467	$70,206,376	$9,366,519	$60,032,990	$716,056
Net assets from contracts in payout	36,831	22,024	26,244	55,395	—
Total Net Assets	$4,247,298	$70,228,400	$9,392,763	$60,088,385	$716,056

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account
Assets:
Investments at fair value	$420,285	$29,840,232	$10,797,679	$8,395,729	$12,531,366
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	420,285	29,840,232	10,797,679	8,395,729	12,531,366
Liabilities:
Due to Brighthouse Life Insurance Company of NY	14	40	38	30	37
Total Liabilities	14	40	38	30	37
Net Assets	$420,271	$29,840,192	$10,797,641	$8,395,699	$12,531,329
Contract Owners' Equity
Net assets from accumulation units	$420,271	$29,808,901	$10,788,070	$8,386,413	$12,456,097
Net assets from contracts in payout	—	31,291	9,571	9,286	75,232
Total Net Assets	$420,271	$29,840,192	$10,797,641	$8,395,699	$12,531,329

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account
Assets:
Investments at fair value	$77,419,237	$5,553,407	$26,172,002	$9,821,697	$41,326,309
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	77,419,237	5,553,407	26,172,002	9,821,697	41,326,309
Liabilities:
Due to Brighthouse Life Insurance Company of NY	60	83	59	49	30
Total Liabilities	60	83	59	49	30
Net Assets	$77,419,177	$5,553,324	$26,171,943	$9,821,648	$41,326,279
Contract Owners' Equity
Net assets from accumulation units	$77,359,217	$5,521,361	$26,171,943	$9,806,678	$41,326,279
Net assets from contracts in payout	59,960	31,963	—	14,970	—
Total Net Assets	$77,419,177	$5,553,324	$26,171,943	$9,821,648	$41,326,279

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account
Assets:
Investments at fair value	$356,819	$3,271,323	$53,472,812	$24,326,746	$5,106,653
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	356,819	3,271,323	53,472,812	24,326,746	5,106,653
Liabilities:
Due to Brighthouse Life Insurance Company of NY	11	31	115	60	10
Total Liabilities	11	31	115	60	10
Net Assets	$356,808	$3,271,292	$53,472,697	$24,326,686	$5,106,643
Contract Owners' Equity
Net assets from accumulation units	$356,808	$3,260,842	$53,332,542	$24,251,260	$5,106,643
Net assets from contracts in payout	—	10,450	140,155	75,426	—
Total Net Assets	$356,808	$3,271,292	$53,472,697	$24,326,686	$5,106,643

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Mid Cap Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account
Assets:
Investments at fair value	$17,299,622	$14,077	$11,059,141	$16,476,684	$2,170,122
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	17,299,622	14,077	11,059,141	16,476,684	2,170,122
Liabilities:
Due to Brighthouse Life Insurance Company of NY	62	6	31	37	26
Total Liabilities	62	6	31	37	26
Net Assets	$17,299,560	$14,071	$11,059,110	$16,476,647	$2,170,096
Contract Owners' Equity
Net assets from accumulation units	$17,297,679	$14,071	$11,040,833	$16,424,503	$2,157,139
Net assets from contracts in payout	1,881	—	18,277	52,144	12,957
Total Net Assets	$17,299,560	$14,071	$11,059,110	$16,476,647	$2,170,096

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. EQV International Equity Sub-Account
Assets:
Investments at fair value	$2,751,765	$9,492,205	$5,828,793	$12,081,576	$6,357,086
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	2,751,765	9,492,205	5,828,793	12,081,576	6,357,086
Liabilities:
Due to Brighthouse Life Insurance Company of NY	23	32	22	27	35
Total Liabilities	23	32	22	27	35
Net Assets	$2,751,742	$9,492,173	$5,828,771	$12,081,549	$6,357,051
Contract Owners' Equity
Net assets from accumulation units	$2,738,917	$9,486,202	$5,819,355	$12,072,239	$6,354,072
Net assets from contracts in payout	12,825	5,971	9,416	9,310	2,979
Total Net Assets	$2,751,742	$9,492,173	$5,828,771	$12,081,549	$6,357,051

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Main Street Small Cap® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account
Assets:
Investments at fair value	$2,800,157	$12,068	$22,295,264	$12,615,137	$226,084
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	2,800,157	12,068	22,295,264	12,615,137	226,084
Liabilities:
Due to Brighthouse Life Insurance Company of NY	28	2	64	46	10
Total Liabilities	28	2	64	46	10
Net Assets	$2,800,129	$12,066	$22,295,200	$12,615,091	$226,074
Contract Owners' Equity
Net assets from accumulation units	$2,797,758	$12,066	$22,295,200	$12,615,091	$221,666
Net assets from contracts in payout	2,371	—	—	—	4,408
Total Net Assets	$2,800,129	$12,066	$22,295,200	$12,615,091	$226,074

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
Assets:
Investments at fair value	$221,481	$5,865,941	$1,064,103	$1,053,714	$28,961
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	221,481	5,865,941	1,064,103	1,053,714	28,961
Liabilities:
Due to Brighthouse Life Insurance Company of NY	13	41	16	12	5
Total Liabilities	13	41	16	12	5
Net Assets	$221,468	$5,865,900	$1,064,087	$1,053,702	$28,956
Contract Owners' Equity
Net assets from accumulation units	$221,468	$5,865,900	$1,064,087	$1,053,702	$28,956
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$221,468	$5,865,900	$1,064,087	$1,053,702	$28,956

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Pioneer Mid Cap Value VCT Sub-Account	Putnam VT Large Cap Value Sub-Account
Assets:
Investments at fair value	$6,316,868	$69,324	$39,455	$1,694,861	$15,933
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	6,316,868	69,324	39,455	1,694,861	15,933
Liabilities:
Due to Brighthouse Life Insurance Company of NY	36	5	5	26	4
Total Liabilities	36	5	5	26	4
Net Assets	$6,316,832	$69,319	$39,450	$1,694,835	$15,929
Contract Owners' Equity
Net assets from accumulation units	$6,316,832	$69,319	$39,450	$1,694,835	$15,929
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$6,316,832	$69,319	$39,450	$1,694,835	$15,929

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2022

	Putnam VT Sustainable Leaders Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Assets:
Investments at fair value	$367,687	$197,481
Due from Brighthouse Life Insurance Company of NY	—	—
Total Assets	367,687	197,481
Liabilities:
Due to Brighthouse Life Insurance Company of NY	3	7
Total Liabilities	3	7
Net Assets	$367,684	$197,474
Contract Owners' Equity
Net assets from accumulation units	$367,684	$197,474
Net assets from contracts in payout	—	—
Total Net Assets	$367,684	$197,474

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account
Investment Income:
Dividends	$146,391	$—	$141,735	$306,729	$215,709
Expenses:
Mortality and expense risk and other charges	286,936	29,429	570,513	339,756	88,348
Administrative charges	54,488	8,194	111,070	60,855	17,336
Total expenses	341,424	37,623	681,583	400,611	105,684
Net investment income (loss)	(195,033)	(37,623)	(539,848)	(93,882)	110,025
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,550,359	1,129,801	6,425,610	2,510,710	91,493
Realized gains (losses) on sale of investments	287,652	5,330	583,941	727,392	(191,396)
Net realized gains (losses)	2,838,011	1,135,131	7,009,551	3,238,102	(99,903)
Change in unrealized gains (losses) on investments	(10,125,723)	(2,390,890)	(24,167,323)	(8,565,719)	(1,238,954)
Net realized and change in unrealized gains (losses) on investments	(7,287,712)	(1,255,759)	(17,157,772)	(5,327,617)	(1,338,857)
Net increase (decrease) in net assets resulting from operations	$(7,482,745)	$(1,293,382)	$(17,697,620)	$(5,421,499)	$(1,228,832)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account
Investment Income:
Dividends	$4,440,011	$157,035	$65,634	$2,964,725	$1,303,349
Expenses:
Mortality and expense risk and other charges	1,249,168	14,994	233,276	2,676,922	1,604,991
Administrative charges	257,566	3,415	42,526	523,432	302,339
Total expenses	1,506,734	18,409	275,802	3,200,354	1,907,330
Net investment income (loss)	2,933,277	138,626	(210,168)	(235,629)	(603,981)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,453,895	13,388	3,077,910	27,856,058	18,916,838
Realized gains (losses) on sale of investments	(681,765)	(29,308)	244,582	234,091	(435,991)
Net realized gains (losses)	6,772,130	(15,920)	3,322,492	28,090,149	18,480,847
Change in unrealized gains (losses) on investments	(36,495,467)	(386,913)	(4,394,847)	(72,232,007)	(46,610,178)
Net realized and change in unrealized gains (losses) on investments	(29,723,337)	(402,833)	(1,072,355)	(44,141,858)	(28,129,331)
Net increase (decrease) in net assets resulting from operations	$(26,790,060)	$(264,207)	$(1,282,523)	$(44,377,487)	$(28,733,312)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account
Investment Income:
Dividends	$467,116	$1,820,418	$4,492,686	$2,817,747	$1,366,599
Expenses:
Mortality and expense risk and other charges	1,044,327	1,331,148	2,353,649	636,556	1,408,612
Administrative charges	203,506	260,271	482,676	136,233	252,927
Total expenses	1,247,833	1,591,419	2,836,325	772,789	1,661,539
Net investment income (loss)	(780,717)	228,999	1,656,361	2,044,958	(294,940)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,439,012	10,976,688	7,175,818	—	9,014,464
Realized gains (losses) on sale of investments	143,384	(535,616)	(2,185,543)	(619,936)	(214,400)
Net realized gains (losses)	17,582,396	10,441,072	4,990,275	(619,936)	8,800,064
Change in unrealized gains (losses) on investments	(49,376,596)	(29,620,820)	(52,510,688)	(8,611,976)	(34,904,564)
Net realized and change in unrealized gains (losses) on investments	(31,794,200)	(19,179,748)	(47,520,413)	(9,231,912)	(26,104,500)
Net increase (decrease) in net assets resulting from operations	$(32,574,917)	$(18,950,749)	$(45,864,052)	$(7,186,954)	$(26,399,440)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account
Investment Income:
Dividends	$9,080,181	$159,232	$172,086	$441,167	$387,814
Expenses:
Mortality and expense risk and other charges	4,409,455	355,873	317,344	147,558	191,166
Administrative charges	930,804	64,534	58,786	30,653	35,980
Total expenses	5,340,259	420,407	376,130	178,211	227,146
Net investment income (loss)	3,739,922	(261,175)	(204,044)	262,956	160,668
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	35,438,440	4,463,115	3,502,864	—	—
Realized gains (losses) on sale of investments	(3,572,318)	355,166	4,179	(112,054)	(363,467)
Net realized gains (losses)	31,866,122	4,818,281	3,507,043	(112,054)	(363,467)
Change in unrealized gains (losses) on investments	(139,536,531)	(8,821,765)	(11,234,038)	(540,923)	(808,436)
Net realized and change in unrealized gains (losses) on investments	(107,670,409)	(4,003,484)	(7,726,995)	(652,977)	(1,171,903)
Net increase (decrease) in net assets resulting from operations	$(103,930,487)	$(4,264,659)	$(7,931,039)	$(390,021)	$(1,011,235)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account
Investment Income:
Dividends	$—	$9,423	$655,728	$968,553	$2,281,208
Expenses:
Mortality and expense risk and other charges	30,586	25,161	217,269	597,715	418,151
Administrative charges	6,047	4,190	39,893	109,366	88,390
Total expenses	36,633	29,351	257,162	707,081	506,541
Net investment income (loss)	(36,633)	(19,928)	398,566	261,472	1,774,667
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	371,168	1,534,418	2,436,968	2,172,579
Realized gains (losses) on sale of investments	(138,259)	23,871	201,870	(446,523)	(540,648)
Net realized gains (losses)	(138,259)	395,039	1,736,288	1,990,445	1,631,931
Change in unrealized gains (losses) on investments	19,360	(786,143)	(7,269,850)	(11,084,705)	(8,728,095)
Net realized and change in unrealized gains (losses) on investments	(118,899)	(391,104)	(5,533,562)	(9,094,260)	(7,096,164)
Net increase (decrease) in net assets resulting from operations	$(155,532)	$(411,032)	$(5,134,996)	$(8,832,788)	$(5,321,497)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account
Investment Income:
Dividends	$616,233	$—	$—	$732,135	$1,443,612
Expenses:
Mortality and expense risk and other charges	413,406	37,235	463,529	389,908	664,819
Administrative charges	80,634	8,267	91,867	74,599	145,837
Total expenses	494,040	45,502	555,396	464,507	810,656
Net investment income (loss)	122,193	(45,502)	(555,396)	267,628	632,956
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,698,269	475,808	13,216,282	—	7,342,942
Realized gains (losses) on sale of investments	1,278,944	923	(1,389,874)	(459,702)	(554,168)
Net realized gains (losses)	5,977,213	476,731	11,826,408	(459,702)	6,788,774
Change in unrealized gains (losses) on investments	(6,376,704)	(1,854,985)	(29,109,339)	(4,583,343)	(20,508,235)
Net realized and change in unrealized gains (losses) on investments	(399,491)	(1,378,254)	(17,282,931)	(5,043,045)	(13,719,461)
Net increase (decrease) in net assets resulting from operations	$(277,298)	$(1,423,756)	$(17,838,327)	$(4,775,417)	$(13,086,505)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account
Investment Income:
Dividends	$41,175	$—	$—	$752,458	$464,974
Expenses:
Mortality and expense risk and other charges	52,456	247,378	657,841	481,556	351,613
Administrative charges	9,019	46,604	118,605	105,644	64,242
Total expenses	61,475	293,982	776,446	587,200	415,855
Net investment income (loss)	(20,300)	(293,982)	(776,446)	165,258	49,119
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,193,815	2,605,759	4,479,631	3,923,265	1,776,477
Realized gains (losses) on sale of investments	28,266	(54,594)	(139,140)	(587,910)	138,907
Net realized gains (losses)	1,222,081	2,551,165	4,340,491	3,335,355	1,915,384
Change in unrealized gains (losses) on investments	(1,811,817)	(7,967,290)	(21,524,231)	(15,035,888)	(7,886,301)
Net realized and change in unrealized gains (losses) on investments	(589,736)	(5,416,125)	(17,183,740)	(11,700,533)	(5,970,917)
Net increase (decrease) in net assets resulting from operations	$(610,036)	$(5,710,107)	$(17,960,186)	$(11,535,275)	$(5,921,798)

(a) For the period April 29, 2022 to December 31, 2022.
The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account
Investment Income:
Dividends	$—	$10,094,191	$3,349,430	$3,245,920	$462,438
Expenses:
Mortality and expense risk and other charges	128,644	722,656	711,733	1,424,390	383,193
Administrative charges	23,791	149,808	132,983	275,102	82,220
Total expenses	152,435	872,464	844,716	1,699,492	465,413
Net investment income (loss)	(152,435)	9,221,727	2,504,714	1,546,428	(2,975)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,070,807	6,004,698	—	—	2,175,171
Realized gains (losses) on sale of investments	(623,419)	(1,289,736)	(264,494)	(2,099,822)	(197,291)
Net realized gains (losses)	4,447,388	4,714,962	(264,494)	(2,099,822)	1,977,880
Change in unrealized gains (losses) on investments	(15,332,025)	(31,051,666)	(10,006,009)	(19,392,140)	(10,515,168)
Net realized and change in unrealized gains (losses) on investments	(10,884,637)	(26,336,704)	(10,270,503)	(21,491,962)	(8,537,288)
Net increase (decrease) in net assets resulting from operations	$(11,037,072)	$(17,114,977)	$(7,765,789)	$(19,945,534)	$(8,540,263)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
Investment Income:
Dividends	$18,395	$2,533,554	$1,283,423	$934,697	$—
Expenses:
Mortality and expense risk and other charges	7,954	1,056,034	572,087	767,745	728,799
Administrative charges	1,865	209,374	115,811	144,070	142,460
Total expenses	9,819	1,265,408	687,898	911,815	871,259
Net investment income (loss)	8,576	1,268,146	595,525	22,882	(871,259)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	13,847,683	7,912,512	7,197,069	11,113,514
Realized gains (losses) on sale of investments	(11,780)	(355,128)	(141,764)	1,057,492	(750,768)
Net realized gains (losses)	(11,780)	13,492,555	7,770,748	8,254,561	10,362,746
Change in unrealized gains (losses) on investments	(173,073)	(30,728,242)	(17,572,169)	(12,443,704)	(26,182,136)
Net realized and change in unrealized gains (losses) on investments	(184,853)	(17,235,687)	(9,801,421)	(4,189,143)	(15,819,390)
Net increase (decrease) in net assets resulting from operations	$(176,277)	$(15,967,541)	$(9,205,896)	$(4,166,261)	$(16,690,649)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account
Investment Income:
Dividends	$307,985	$700,709	$98,304	$454,610	$—
Expenses:
Mortality and expense risk and other charges	238,762	345,940	154,143	190,483	153,948
Administrative charges	46,080	74,130	29,071	40,490	33,413
Total expenses	284,842	420,070	183,214	230,973	187,361
Net investment income (loss)	23,143	280,639	(84,910)	223,637	(187,361)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,241,670	—	1,072,307	20,435	4,013,380
Realized gains (losses) on sale of investments	602,925	(897,741)	(81,226)	(370,230)	(122,196)
Net realized gains (losses)	2,844,595	(897,741)	991,081	(349,795)	3,891,184
Change in unrealized gains (losses) on investments	(3,745,353)	(4,759,750)	(5,375,526)	(2,854,382)	(10,595,662)
Net realized and change in unrealized gains (losses) on investments	(900,758)	(5,657,491)	(4,384,445)	(3,204,177)	(6,704,478)
Net increase (decrease) in net assets resulting from operations	$(877,615)	$(5,376,852)	$(4,469,355)	$(2,980,540)	$(6,891,839)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account
Investment Income:
Dividends	$—	$358,764	$6,056,101	$9,277,746	$5,904,538
Expenses:
Mortality and expense risk and other charges	574,647	151,745	3,112,710	5,562,474	4,541,564
Administrative charges	108,016	28,931	588,021	1,082,677	823,405
Total expenses	682,663	180,676	3,700,731	6,645,151	5,364,969
Net investment income (loss)	(682,663)	178,088	2,355,370	2,632,595	539,569
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	362,127	12,816,911	33,399,887	31,190,789
Realized gains (losses) on sale of investments	(118,383)	(72,684)	(3,770,084)	(6,096,887)	(4,477,098)
Net realized gains (losses)	(118,383)	289,443	9,046,827	27,303,000	26,713,691
Change in unrealized gains (losses) on investments	623,943	(2,240,953)	(52,512,213)	(113,977,855)	(103,687,059)
Net realized and change in unrealized gains (losses) on investments	505,560	(1,951,510)	(43,465,386)	(86,674,855)	(76,973,368)
Net increase (decrease) in net assets resulting from operations	$(177,103)	$(1,773,422)	$(41,110,016)	$(84,042,260)	$(76,433,799)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account
Investment Income:
Dividends	$88,338	$106,456	$980,862	$—	$—
Expenses:
Mortality and expense risk and other charges	172,834	59,136	999,745	131,905	877,023
Administrative charges	31,628	11,370	185,631	25,502	172,749
Total expenses	204,462	70,506	1,185,376	157,407	1,049,772
Net investment income (loss)	(116,124)	35,950	(204,514)	(157,407)	(1,049,772)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,896,603	494,898	13,613,946	3,579,402	17,022,342
Realized gains (losses) on sale of investments	270,992	(122,989)	1,421,741	(249,298)	(714,277)
Net realized gains (losses)	2,167,595	371,909	15,035,687	3,330,104	16,308,065
Change in unrealized gains (losses) on investments	(4,073,602)	(1,453,187)	(20,778,263)	(6,923,547)	(52,643,998)
Net realized and change in unrealized gains (losses) on investments	(1,906,007)	(1,081,278)	(5,742,576)	(3,593,443)	(36,335,933)
Net increase (decrease) in net assets resulting from operations	$(2,022,131)	$(1,045,328)	$(5,947,090)	$(3,750,850)	$(37,385,705)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account
Investment Income:
Dividends	$—	$—	$784,794	$93,630	$299,202
Expenses:
Mortality and expense risk and other charges	11,814	4,327	386,657	135,940	106,469
Administrative charges	1,886	1,131	78,286	27,938	21,458
Total expenses	13,700	5,458	464,943	163,878	127,927
Net investment income (loss)	(13,700)	(5,458)	319,851	(70,248)	171,275
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	154,862	113,601	—	1,883,273	232,008
Realized gains (losses) on sale of investments	(5,033)	(12,318)	(631,092)	11,503	89,871
Net realized gains (losses)	149,829	101,283	(631,092)	1,894,776	321,879
Change in unrealized gains (losses) on investments	(287,331)	(233,796)	(4,821,917)	(3,623,564)	(2,059,678)
Net realized and change in unrealized gains (losses) on investments	(137,502)	(132,513)	(5,453,009)	(1,728,788)	(1,737,799)
Net increase (decrease) in net assets resulting from operations	$(151,202)	$(137,971)	$(5,133,158)	$(1,799,036)	$(1,566,524)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account
Investment Income:
Dividends	$101,862	$878,565	$98,649	$407,714	$—
Expenses:
Mortality and expense risk and other charges	157,354	1,002,508	75,910	326,578	148,479
Administrative charges	32,773	204,067	15,194	66,977	27,231
Total expenses	190,127	1,206,575	91,104	393,555	175,710
Net investment income (loss)	(88,265)	(328,010)	7,545	14,159	(175,710)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,422,562	7,718,638	603,369	3,914,427	1,904,842
Realized gains (losses) on sale of investments	(51,741)	1,707,819	40,236	222,971	311,102
Net realized gains (losses)	2,370,821	9,426,457	643,605	4,137,398	2,215,944
Change in unrealized gains (losses) on investments	(5,594,056)	(27,821,423)	(1,442,661)	(6,442,795)	(4,900,749)
Net realized and change in unrealized gains (losses) on investments	(3,223,235)	(18,394,966)	(799,056)	(2,305,397)	(2,684,805)
Net increase (decrease) in net assets resulting from operations	$(3,311,500)	$(18,722,976)	$(791,511)	$(2,291,238)	$(2,860,515)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account
Investment Income:
Dividends	$—	$—	$92,900	$3,485,125	$524,454
Expenses:
Mortality and expense risk and other charges	589,031	5,867	50,826	717,145	328,218
Administrative charges	116,946	968	9,434	146,599	60,024
Total expenses	705,977	6,835	60,260	863,744	388,242
Net investment income (loss)	(705,977)	(6,835)	32,640	2,621,381	136,212
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,201,255	81,134	—	—	—
Realized gains (losses) on sale of investments	(770,001)	(3,267)	374,892	(1,314,854)	(709,240)
Net realized gains (losses)	9,431,254	77,867	374,892	(1,314,854)	(709,240)
Change in unrealized gains (losses) on investments	(35,287,598)	(184,896)	(69,498)	(13,666,366)	(2,463,664)
Net realized and change in unrealized gains (losses) on investments	(25,856,344)	(107,029)	305,394	(14,981,220)	(3,172,904)
Net increase (decrease) in net assets resulting from operations	$(26,562,321)	$(113,864)	$338,034	$(12,359,839)	$(3,036,692)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Mid Cap Sub-Account	FTVIPT Franklin Income VIP Sub-Account
Investment Income:
Dividends	$—	$70,647	$246	$31,014	$829,253
Expenses:
Mortality and expense risk and other charges	54,262	253,774	184	137,499	226,559
Administrative charges	12,711	44,710	36	27,554	41,403
Total expenses	66,973	298,484	220	165,053	267,962
Net investment income (loss)	(66,973)	(227,837)	26	(134,039)	561,291
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	79,705	928,033	494	806,683	336,598
Realized gains (losses) on sale of investments	(51,793)	401,990	140	78,671	100,517
Net realized gains (losses)	27,912	1,330,023	634	885,354	437,115
Change in unrealized gains (losses) on investments	(957,620)	(7,778,585)	(1,749)	(3,040,018)	(2,277,755)
Net realized and change in unrealized gains (losses) on investments	(929,708)	(6,448,562)	(1,115)	(2,154,664)	(1,840,640)
Net increase (decrease) in net assets resulting from operations	$(996,681)	$(6,676,399)	$(1,089)	$(2,288,703)	$(1,279,349)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. Equity and Income Sub-Account
Investment Income:
Dividends	$41,845	$28,038	$305,014	$—	$187,930
Expenses:
Mortality and expense risk and other charges	26,732	33,204	151,211	72,031	158,664
Administrative charges	5,657	6,704	24,957	14,641	30,186
Total expenses	32,389	39,908	176,168	86,672	188,850
Net investment income (loss)	9,456	(11,870)	128,846	(86,672)	(920)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	252,706	529,103	—	—	1,734,112
Realized gains (losses) on sale of investments	(9,627)	(25,955)	(226,014)	(380,789)	327,175
Net realized gains (losses)	243,079	503,148	(226,014)	(380,789)	2,061,287
Change in unrealized gains (losses) on investments	(486,280)	(859,494)	(932,074)	30,249	(3,418,929)
Net realized and change in unrealized gains (losses) on investments	(243,201)	(356,346)	(1,158,088)	(350,540)	(1,357,642)
Net increase (decrease) in net assets resulting from operations	$(233,745)	$(368,216)	$(1,029,242)	$(437,212)	$(1,358,562)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. EQV International Equity Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account (a)	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account
Investment Income:
Dividends	$94,814	$7,642	$66	$229,454	$160,471
Expenses:
Mortality and expense risk and other charges	74,318	35,523	51	286,759	160,000
Administrative charges	15,793	7,396	11	53,531	29,997
Total expenses	90,111	42,919	62	340,290	189,997
Net investment income (loss)	4,703	(35,277)	4	(110,836)	(29,526)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	740,300	358,068	—	1,116,292	1,107,757
Realized gains (losses) on sale of investments	59,839	91,247	(4)	1,294,858	579,279
Net realized gains (losses)	800,139	449,315	(4)	2,411,150	1,687,036
Change in unrealized gains (losses) on investments	(2,395,955)	(1,069,128)	(910)	(6,121,163)	(3,065,686)
Net realized and change in unrealized gains (losses) on investments	(1,595,816)	(619,813)	(914)	(3,710,013)	(1,378,650)
Net increase (decrease) in net assets resulting from operations	$(1,591,113)	$(655,090)	$(910)	$(3,820,849)	$(1,408,176)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account
Investment Income:
Dividends	$—	$3,023	$—	$24,866	$34,868
Expenses:
Mortality and expense risk and other charges	3,645	3,585	76,172	15,144	13,949
Administrative charges	633	577	12,752	3,147	2,800
Total expenses	4,278	4,162	88,924	18,291	16,749
Net investment income (loss)	(4,278)	(1,139)	(88,924)	6,575	18,119
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,658	8,773	131,502	67,195	93,872
Realized gains (losses) on sale of investments	2,854	4,201	12,970	7,814	4,466
Net realized gains (losses)	20,512	12,974	144,472	75,009	98,338
Change in unrealized gains (losses) on investments	(128,153)	(33,238)	(2,397,200)	(306,752)	(327,160)
Net realized and change in unrealized gains (losses) on investments	(107,641)	(20,264)	(2,252,728)	(231,743)	(228,822)
Net increase (decrease) in net assets resulting from operations	$(111,919)	$(21,403)	$(2,341,652)	$(225,168)	$(210,703)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Pioneer Mid Cap Value VCT Sub-Account
Investment Income:
Dividends	$554	$423,451	$3,696	$680	$24,881
Expenses:
Mortality and expense risk and other charges	421	82,454	868	487	21,878
Administrative charges	75	14,048	181	99	4,181
Total expenses	496	96,502	1,049	586	26,059
Net investment income (loss)	58	326,949	2,647	94	(1,178)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,206	—	—	—	735,289
Realized gains (losses) on sale of investments	(139)	(165,358)	(268)	(42)	(1,424)
Net realized gains (losses)	2,067	(165,358)	(268)	(42)	733,865
Change in unrealized gains (losses) on investments	(7,940)	(1,305,538)	(11,899)	(3,077)	(877,943)
Net realized and change in unrealized gains (losses) on investments	(5,873)	(1,470,896)	(12,167)	(3,119)	(144,078)
Net increase (decrease) in net assets resulting from operations	$(5,815)	$(1,143,947)	$(9,520)	$(3,025)	$(145,256)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2022

	Putnam VT Large Cap Value Sub-Account	Putnam VT Sustainable Leaders Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Investment Income:
Dividends	$231	$3,228	$1,486
Expenses:
Mortality and expense risk and other charges	78	4,929	2,941
Administrative charges	38	590	528
Total expenses	116	5,519	3,469
Net investment income (loss)	115	(2,291)	(1,983)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,340	57,427	10,284
Realized gains (losses) on sale of investments	33	1,179	249
Net realized gains (losses)	1,373	58,606	10,533
Change in unrealized gains (losses) on investments	(2,125)	(170,986)	(64,961)
Net realized and change in unrealized gains (losses) on investments	(752)	(112,380)	(54,428)
Net increase (decrease) in net assets resulting from operations	$(637)	$(114,671)	$(56,411)

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account		American Funds® Growth-Income Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(195,033)	$(347,139)	$(37,623)	$(52,419)	$(539,848)	$(808,713)	$(93,882)	$(147,196)
Net realized gains (losses)	2,838,011	3,499,200	1,135,131	486,536	7,009,551	14,085,410	3,238,102	1,657,034
Change in unrealized gains (losses) on investments	(10,125,723)	802,629	(2,390,890)	(163,175)	(24,167,323)	(2,721,277)	(8,565,719)	4,389,873
Net increase (decrease) in net assets resulting from operations	(7,482,745)	3,954,690	(1,293,382)	270,942	(17,697,620)	10,555,420	(5,421,499)	5,899,711
Contract Transactions:
Purchase payments received from contract owners	374,834	657,001	10,715	46,617	79,581	146,507	384,080	619,462
Net transfers (including fixed account)	1,206,721	230,790	600,679	(227,051)	2,230,772	(3,587,604)	(473,099)	(633,321)
Contract charges	(176,059)	(170,298)	(29,089)	(30,093)	(304,006)	(313,771)	(178,996)	(166,913)
Transfers for contract benefits and terminations	(1,928,856)	(3,543,142)	(333,874)	(531,538)	(3,613,562)	(7,127,415)	(2,711,529)	(3,102,235)
Net increase (decrease) in net assets resulting from contract transactions	(523,360)	(2,825,649)	248,431	(742,065)	(1,607,215)	(10,882,283)	(2,979,544)	(3,283,007)
Net increase (decrease) in net assets	(8,006,105)	1,129,041	(1,044,951)	(471,123)	(19,304,835)	(326,863)	(8,401,043)	2,616,704
Net Assets:
Beginning of year	28,858,261	27,729,220	4,181,623	4,652,746	57,848,449	58,175,312	31,034,165	28,417,461
End of year	$20,852,156	$28,858,261	$3,136,672	$4,181,623	$38,543,614	$57,848,449	$22,633,122	$31,034,165

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$110,025	$3,066	$2,933,277	$(1,588,979)	$138,626	$(18,221)
Net realized gains (losses)	(99,903)	428,640	6,772,130	9,760,400	(15,920)	5,764
Change in unrealized gains (losses) on investments	(1,238,954)	(585,246)	(36,495,467)	1,352,142	(386,913)	(34,170)
Net increase (decrease) in net assets resulting from operations	(1,228,832)	(153,540)	(26,790,060)	9,523,563	(264,207)	(46,627)
Contract Transactions:
Purchase payments received from contract owners	388,557	666,056	389,475	571,240	165,349	543,668
Net transfers (including fixed account)	232,013	1,054,191	(147,401)	(928,806)	(28,270)	138,436
Contract charges	(83,736)	(71,648)	(1,510,309)	(1,531,274)	(22,087)	(12,007)
Transfers for contract benefits and terminations	(1,341,475)	(1,377,911)	(8,174,114)	(10,998,732)	(79,039)	(32,393)
Net increase (decrease) in net assets resulting from contract transactions	(804,641)	270,688	(9,442,349)	(12,887,572)	35,953	637,704
Net increase (decrease) in net assets	(2,033,473)	117,148	(36,232,409)	(3,364,009)	(228,254)	591,077
Net Assets:
Beginning of year	8,989,242	8,872,094	126,581,307	129,945,316	1,598,987	1,007,910
End of year	$6,955,769	$8,989,242	$90,348,898	$126,581,307	$1,370,733	$1,598,987

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(210,168)	$(191,921)	$(235,629)	$(868,796)	$(603,981)	$(1,061,206)	$(780,717)	$(1,456,412)
Net realized gains (losses)	3,322,492	463,823	28,090,149	12,346,426	18,480,847	7,962,722	17,582,396	12,089,499
Change in unrealized gains (losses) on investments	(4,394,847)	4,366,796	(72,232,007)	12,709,635	(46,610,178)	11,061,078	(49,376,596)	6,589,105
Net increase (decrease) in net assets resulting from operations	(1,282,523)	4,638,698	(44,377,487)	24,187,265	(28,733,312)	17,962,594	(32,574,917)	17,222,192
Contract Transactions:
Purchase payments received from contract owners	126,366	160,076	7,019,598	9,467,700	2,147,676	5,598,494	7,812,947	12,276,422
Net transfers (including fixed account)	(1,405,681)	(1,482,936)	899,784	(356,963)	1,951,298	4,250,815	5,235,582	(7,055,531)
Contract charges	(134,653)	(127,860)	(2,353,084)	(2,201,243)	(1,427,422)	(1,172,283)	(963,464)	(723,861)
Transfers for contract benefits and terminations	(1,128,965)	(1,707,273)	(14,192,868)	(17,879,296)	(7,294,855)	(9,236,625)	(4,698,878)	(9,226,472)
Net increase (decrease) in net assets resulting from contract transactions	(2,542,933)	(3,157,993)	(8,626,570)	(10,969,802)	(4,623,303)	(559,599)	7,386,187	(4,729,442)
Net increase (decrease) in net assets	(3,825,456)	1,480,705	(53,004,057)	13,217,463	(33,356,615)	17,402,995	(25,188,730)	12,492,750
Net Assets:
Beginning of year	19,946,993	18,466,288	249,625,501	236,408,038	144,066,425	126,663,430	101,719,282	89,226,532
End of year	$16,121,537	$19,946,993	$196,621,444	$249,625,501	$110,709,810	$144,066,425	$76,530,552	$101,719,282

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$228,999	$(19,412)	$1,656,361	$(260,472)	$2,044,958	$1,313,747
Net realized gains (losses)	10,441,072	5,186,685	4,990,275	11,066,077	(619,936)	68,756
Change in unrealized gains (losses) on investments	(29,620,820)	3,603,234	(52,510,688)	7,845,690	(8,611,976)	474,519
Net increase (decrease) in net assets resulting from operations	(18,950,749)	8,770,507	(45,864,052)	18,651,295	(7,186,954)	1,857,022
Contract Transactions:
Purchase payments received from contract owners	8,488,540	6,768,871	747,469	2,725,014	8,635,618	15,429,218
Net transfers (including fixed account)	36,594	121,343	(2,088,501)	(3,157,066)	(6,437,013)	5,182,210
Contract charges	(1,173,098)	(1,079,439)	(2,802,146)	(2,815,725)	(774,683)	(464,896)
Transfers for contract benefits and terminations	(6,406,264)	(9,898,564)	(13,863,243)	(20,078,824)	(2,641,404)	(3,032,577)
Net increase (decrease) in net assets resulting from contract transactions	945,772	(4,087,789)	(18,006,421)	(23,326,601)	(1,217,482)	17,113,955
Net increase (decrease) in net assets	(18,004,977)	4,682,718	(63,870,473)	(4,675,306)	(8,404,436)	18,970,977
Net Assets:
Beginning of year	116,777,131	112,094,413	234,000,158	238,675,464	62,139,037	43,168,060
End of year	$98,772,154	$116,777,131	$170,129,685	$234,000,158	$53,734,601	$62,139,037

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(294,940)	$(635,332)	$3,739,922	$4,262,816	$(261,175)	$(242,514)	$(204,044)	$(459,892)
Net realized gains (losses)	8,800,064	12,242,901	31,866,122	22,900,466	4,818,281	1,277,397	3,507,043	1,274,221
Change in unrealized gains (losses) on investments	(34,904,564)	6,476,300	(139,536,531)	923,081	(8,821,765)	6,739,477	(11,234,038)	(2,780,398)
Net increase (decrease) in net assets resulting from operations	(26,399,440)	18,083,869	(103,930,487)	28,086,363	(4,264,659)	7,774,360	(7,931,039)	(1,966,069)
Contract Transactions:
Purchase payments received from contract owners	491,573	1,895,894	1,390,806	2,779,431	623,696	569,523	212,390	709,538
Net transfers (including fixed account)	1,818,173	(3,867,340)	(112,149)	776,154	(838,610)	(3,271,898)	1,995,395	877,044
Contract charges	(815,973)	(769,674)	(5,073,526)	(5,206,650)	(200,434)	(185,328)	(220,760)	(231,755)
Transfers for contract benefits and terminations	(5,974,308)	(7,347,871)	(30,595,461)	(45,148,995)	(1,539,451)	(2,347,891)	(1,694,965)	(2,830,979)
Net increase (decrease) in net assets resulting from contract transactions	(4,480,535)	(10,088,991)	(34,390,330)	(46,800,060)	(1,954,799)	(5,235,594)	292,060	(1,476,152)
Net increase (decrease) in net assets	(30,879,975)	7,994,878	(138,320,817)	(18,713,697)	(6,219,458)	2,538,766	(7,638,979)	(3,442,221)
Net Assets:
Beginning of year	123,439,722	115,444,844	468,035,055	486,748,752	30,335,558	27,796,792	29,675,089	33,117,310
End of year	$92,559,747	$123,439,722	$329,714,238	$468,035,055	$24,116,100	$30,335,558	$22,036,110	$29,675,089

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$262,956	$166,333	$160,668	$51,638	$(36,633)	$(42,586)
Net realized gains (losses)	(112,054)	(17,024)	(363,467)	(121,415)	(138,259)	(36,771)
Change in unrealized gains (losses) on investments	(540,923)	49,336	(808,436)	(161,028)	19,360	(107,203)
Net increase (decrease) in net assets resulting from operations	(390,021)	198,645	(1,011,235)	(230,805)	(155,532)	(186,560)
Contract Transactions:
Purchase payments received from contract owners	973,813	1,128,373	150,908	428,748	7,487	3,395
Net transfers (including fixed account)	1,132,652	1,227,701	(1,373,429)	2,879,945	(198,038)	462,901
Contract charges	(143,695)	(93,776)	(172,448)	(185,779)	(30,208)	(28,978)
Transfers for contract benefits and terminations	(523,758)	(578,767)	(1,066,547)	(1,293,318)	(131,951)	(177,986)
Net increase (decrease) in net assets resulting from contract transactions	1,439,012	1,683,531	(2,461,516)	1,829,596	(352,710)	259,332
Net increase (decrease) in net assets	1,048,991	1,882,176	(3,472,751)	1,598,791	(508,242)	72,772
Net Assets:
Beginning of year	11,241,971	9,359,795	16,378,251	14,779,460	2,798,658	2,725,886
End of year	$12,290,962	$11,241,971	$12,905,500	$16,378,251	$2,290,416	$2,798,658

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(19,928)	$(19,697)	$398,566	$244,660	$261,472	$(529,729)	$1,774,667	$601,157
Net realized gains (losses)	395,039	270,790	1,736,288	587,687	1,990,445	725,609	1,631,931	1,257,655
Change in unrealized gains (losses) on investments	(786,143)	142,194	(7,269,850)	4,624,996	(11,084,705)	3,498,449	(8,728,095)	1,171,260
Net increase (decrease) in net assets resulting from operations	(411,032)	393,287	(5,134,996)	5,457,343	(8,832,788)	3,694,329	(5,321,497)	3,030,072
Contract Transactions:
Purchase payments received from contract owners	4,716	360	280,358	409,501	827,557	1,865,866	203,512	649,367
Net transfers (including fixed account)	(26,245)	(71,298)	114,970	(1,532,778)	1,147,108	(2,453,046)	3,402,164	181,552
Contract charges	(17,983)	(15,293)	(132,575)	(126,039)	(404,686)	(386,594)	(488,728)	(429,528)
Transfers for contract benefits and terminations	(86,579)	(97,915)	(1,223,244)	(1,993,367)	(2,865,778)	(4,495,759)	(3,697,674)	(3,510,407)
Net increase (decrease) in net assets resulting from contract transactions	(126,091)	(184,146)	(960,491)	(3,242,683)	(1,295,799)	(5,469,533)	(580,726)	(3,109,016)
Net increase (decrease) in net assets	(537,123)	209,141	(6,095,487)	2,214,660	(10,128,587)	(1,775,204)	(5,902,223)	(78,944)
Net Assets:
Beginning of year	2,054,177	1,845,036	20,437,475	18,222,815	52,648,951	54,424,155	38,583,524	38,662,468
End of year	$1,517,054	$2,054,177	$14,341,988	$20,437,475	$42,520,364	$52,648,951	$32,681,301	$38,583,524

(a) For the period April 29, 2022 to December 31, 2022.
The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$122,193	$134,232	$(45,502)	$(58,061)	$(555,396)	$(700,685)
Net realized gains (losses)	5,977,213	1,404,050	476,731	418,354	11,826,408	10,004,585
Change in unrealized gains (losses) on investments	(6,376,704)	7,921,328	(1,854,985)	184,051	(29,109,339)	(6,920,466)
Net increase (decrease) in net assets resulting from operations	(277,298)	9,459,610	(1,423,756)	544,344	(17,838,327)	2,383,434
Contract Transactions:
Purchase payments received from contract owners	1,758,507	2,497,258	99,779	58,632	2,984,769	7,055,731
Net transfers (including fixed account)	(2,828,435)	(3,054,461)	372,867	969	4,534,762	(1,076,613)
Contract charges	(278,597)	(218,969)	(24,035)	(23,123)	(393,518)	(304,758)
Transfers for contract benefits and terminations	(3,069,617)	(4,950,054)	(184,046)	(306,365)	(1,984,339)	(3,542,343)
Net increase (decrease) in net assets resulting from contract transactions	(4,418,142)	(5,726,226)	264,565	(269,887)	5,141,674	2,132,017
Net increase (decrease) in net assets	(4,695,440)	3,733,384	(1,159,191)	274,457	(12,696,653)	4,515,451
Net Assets:
Beginning of year	36,405,122	32,671,738	4,292,087	4,017,630	47,064,073	42,548,622
End of year	$31,709,682	$36,405,122	$3,132,896	$4,292,087	$34,367,420	$47,064,073

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$267,628	$253,415	$632,956	$(625,374)	$(20,300)	$(25,183)	$(293,982)	$(170,807)
Net realized gains (losses)	(459,702)	9,934	6,788,774	5,238,054	1,222,081	358,582	2,551,165	2,717,963
Change in unrealized gains (losses) on investments	(4,583,343)	(1,280,127)	(20,508,235)	869,259	(1,811,817)	823,401	(7,967,290)	61,130
Net increase (decrease) in net assets resulting from operations	(4,775,417)	(1,016,778)	(13,086,505)	5,481,939	(610,036)	1,156,800	(5,710,107)	2,608,286
Contract Transactions:
Purchase payments received from contract owners	880,660	1,773,429	1,632,867	4,176,368	633	614	420,098	1,953,297
Net transfers (including fixed account)	(1,374,175)	3,962,163	(480,103)	2,394,342	(205,066)	(457,964)	436,696	1,045,956
Contract charges	(367,303)	(316,936)	(806,582)	(757,834)	(29,046)	(26,749)	(191,670)	(158,717)
Transfers for contract benefits and terminations	(1,813,828)	(2,210,350)	(5,060,601)	(8,762,000)	(269,816)	(324,638)	(1,416,709)	(1,960,361)
Net increase (decrease) in net assets resulting from contract transactions	(2,674,646)	3,208,306	(4,714,419)	(2,949,124)	(503,295)	(808,737)	(751,585)	880,175
Net increase (decrease) in net assets	(7,450,063)	2,191,528	(17,800,924)	2,532,815	(1,113,331)	348,063	(6,461,692)	3,488,461
Net Assets:
Beginning of year	34,982,963	32,791,435	70,080,994	67,548,179	4,338,893	3,990,830	23,557,056	20,068,595
End of year	$27,532,900	$34,982,963	$52,280,070	$70,080,994	$3,225,562	$4,338,893	$17,095,364	$23,557,056

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(776,446)	$(864,869)	$165,258	$203,168	$49,119	$(214,904)
Net realized gains (losses)	4,340,491	3,489,802	3,335,355	2,500,186	1,915,384	2,030,652
Change in unrealized gains (losses) on investments	(21,524,231)	5,572,940	(15,035,888)	1,500,645	(7,886,301)	1,240,528
Net increase (decrease) in net assets resulting from operations	(17,960,186)	8,197,873	(11,535,275)	4,203,999	(5,921,798)	3,056,276
Contract Transactions:
Purchase payments received from contract owners	293,885	538,761	1,006,060	1,874,005	528,783	409,301
Net transfers (including fixed account)	3,038,027	17,844,750	(1,906,769)	(750,925)	705,028	540,379
Contract charges	(401,956)	(363,920)	(589,983)	(601,164)	(215,870)	(203,094)
Transfers for contract benefits and terminations	(3,313,529)	(5,751,931)	(3,491,589)	(3,986,989)	(1,775,361)	(3,195,841)
Net increase (decrease) in net assets resulting from contract transactions	(383,573)	12,267,660	(4,982,281)	(3,465,073)	(757,420)	(2,449,255)
Net increase (decrease) in net assets	(18,343,759)	20,465,533	(16,517,556)	738,926	(6,679,218)	607,021
Net Assets:
Beginning of year	62,332,152	41,866,619	54,133,667	53,394,741	31,678,004	31,070,983
End of year	$43,988,393	$62,332,152	$37,616,111	$54,133,667	$24,998,786	$31,678,004

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(152,435)	$(284,471)	$9,221,727	$(93,542)	$2,504,714	$(509,772)	$1,546,428	$349,765
Net realized gains (losses)	4,447,388	12,989,952	4,714,962	616,936	(264,494)	183,514	(2,099,822)	5,511,689
Change in unrealized gains (losses) on investments	(15,332,025)	(14,302,671)	(31,051,666)	(182,815)	(10,006,009)	2,548,475	(19,392,140)	(9,684,757)
Net increase (decrease) in net assets resulting from operations	(11,037,072)	(1,597,190)	(17,114,977)	340,579	(7,765,789)	2,222,217	(19,945,534)	(3,823,303)
Contract Transactions:
Purchase payments received from contract owners	252,279	1,654,277	244,878	198,808	1,902,146	2,484,315	1,892,258	3,831,049
Net transfers (including fixed account)	4,443,871	(3,187,719)	94,190,464	704,609	(1,692,609)	7,451,585	(3,024,659)	16,530,974
Contract charges	(90,024)	(111,776)	(1,127,159)	(80,363)	(557,143)	(479,154)	(1,227,339)	(1,129,884)
Transfers for contract benefits and terminations	(854,275)	(2,801,767)	(4,606,441)	(467,421)	(3,665,710)	(6,606,348)	(7,764,016)	(13,351,653)
Net increase (decrease) in net assets resulting from contract transactions	3,751,851	(4,446,985)	88,701,742	355,633	(4,013,316)	2,850,398	(10,123,756)	5,880,486
Net increase (decrease) in net assets	(7,285,221)	(6,044,175)	71,586,765	696,212	(11,779,105)	5,072,615	(30,069,290)	2,057,183
Net Assets:
Beginning of year	15,658,926	21,703,101	6,608,809	5,912,597	60,507,516	55,434,901	130,688,648	128,631,465
End of year	$8,373,705	$15,658,926	$78,195,574	$6,608,809	$48,728,411	$60,507,516	$100,619,358	$130,688,648

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,975)	$(458,523)	$8,576	$(471)	$1,268,146	$247,975
Net realized gains (losses)	1,977,880	826,478	(11,780)	16,600	13,492,555	5,663,800
Change in unrealized gains (losses) on investments	(10,515,168)	3,593,784	(173,073)	(41,056)	(30,728,242)	4,541,725
Net increase (decrease) in net assets resulting from operations	(8,540,263)	3,961,739	(176,277)	(24,927)	(15,967,541)	10,453,500
Contract Transactions:
Purchase payments received from contract owners	290,857	644,705	229,983	504,445	3,353,475	3,569,616
Net transfers (including fixed account)	156,513	(1,892,415)	35,060	34,680	(577,780)	(1,237,685)
Contract charges	(459,050)	(477,831)	(9,858)	(2,580)	(983,916)	(941,432)
Transfers for contract benefits and terminations	(2,650,034)	(4,637,504)	(6,224)	(6,919)	(4,523,688)	(7,130,590)
Net increase (decrease) in net assets resulting from contract transactions	(2,661,714)	(6,363,045)	248,961	529,626	(2,731,909)	(5,740,091)
Net increase (decrease) in net assets	(11,201,977)	(2,401,306)	72,684	504,699	(18,699,450)	4,713,409
Net Assets:
Beginning of year	40,928,882	43,330,188	748,995	244,296	96,981,286	92,267,877
End of year	$29,726,905	$40,928,882	$821,679	$748,995	$78,281,836	$96,981,286

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$595,525	$(15,776)	$22,882	$184,616	$(871,259)	$(1,042,131)	$23,143	$(86,212)
Net realized gains (losses)	7,770,748	3,579,877	8,254,561	1,449,007	10,362,746	7,447,686	2,844,595	1,578,281
Change in unrealized gains (losses) on investments	(17,572,169)	4,233,748	(12,443,704)	11,540,519	(26,182,136)	1,782,233	(3,745,353)	3,735,854
Net increase (decrease) in net assets resulting from operations	(9,205,896)	7,797,849	(4,166,261)	13,174,142	(16,690,649)	8,187,788	(877,615)	5,227,923
Contract Transactions:
Purchase payments received from contract owners	959,741	412,071	2,318,144	2,872,715	3,461,128	5,682,435	515,552	679,030
Net transfers (including fixed account)	(633,847)	(68,516)	(3,266,058)	(2,575,152)	52,728	(995,125)	(1,358,418)	(1,796,267)
Contract charges	(539,459)	(523,139)	(483,743)	(393,126)	(604,571)	(481,353)	(183,592)	(152,421)
Transfers for contract benefits and terminations	(2,248,558)	(3,245,507)	(3,651,334)	(5,238,496)	(3,295,212)	(4,300,660)	(1,054,612)	(1,716,149)
Net increase (decrease) in net assets resulting from contract transactions	(2,462,123)	(3,425,091)	(5,082,991)	(5,334,059)	(385,927)	(94,703)	(2,081,070)	(2,985,807)
Net increase (decrease) in net assets	(11,668,019)	4,372,758	(9,249,252)	7,840,083	(17,076,576)	8,093,085	(2,958,685)	2,242,116
Net Assets:
Beginning of year	54,751,208	50,378,450	64,790,307	56,950,224	70,219,983	62,126,898	20,768,085	18,525,969
End of year	$43,083,189	$54,751,208	$55,541,055	$64,790,307	$53,143,407	$70,219,983	$17,809,400	$20,768,085

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$280,639	$277,539	$(84,910)	$(136,108)	$223,637	$215,989
Net realized gains (losses)	(897,741)	133,749	991,081	2,393,760	(349,795)	362,304
Change in unrealized gains (losses) on investments	(4,759,750)	(1,790,954)	(5,375,526)	(2,583,830)	(2,854,382)	(900,901)
Net increase (decrease) in net assets resulting from operations	(5,376,852)	(1,379,666)	(4,469,355)	(326,178)	(2,980,540)	(322,608)
Contract Transactions:
Purchase payments received from contract owners	469,251	519,878	309,575	769,962	1,527,651	2,982,041
Net transfers (including fixed account)	88,337	1,110,504	1,086,729	355,228	(608,077)	2,255,249
Contract charges	(465,966)	(474,102)	(129,353)	(130,867)	(197,466)	(135,850)
Transfers for contract benefits and terminations	(2,726,929)	(5,617,687)	(749,962)	(1,772,408)	(1,050,417)	(1,294,680)
Net increase (decrease) in net assets resulting from contract transactions	(2,635,307)	(4,461,407)	516,989	(778,085)	(328,309)	3,806,760
Net increase (decrease) in net assets	(8,012,159)	(5,841,073)	(3,952,366)	(1,104,263)	(3,308,849)	3,484,152
Net Assets:
Beginning of year	35,766,498	41,607,571	14,988,798	16,093,061	18,997,191	15,513,039
End of year	$27,754,339	$35,766,498	$11,036,432	$14,988,798	$15,688,342	$18,997,191

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(187,361)	$(196,260)	$(682,663)	$(716,775)	$178,088	$188,940	$2,355,370	$3,144,096
Net realized gains (losses)	3,891,184	2,084,301	(118,383)	(202,952)	289,443	246,148	9,046,827	10,819,058
Change in unrealized gains (losses) on investments	(10,595,662)	477,254	623,943	(47,334)	(2,240,953)	(163,407)	(52,512,213)	2,308,216
Net increase (decrease) in net assets resulting from operations	(6,891,839)	2,365,295	(177,103)	(967,061)	(1,773,422)	271,681	(41,110,016)	16,271,370
Contract Transactions:
Purchase payments received from contract owners	2,415,010	3,820,262	1,212,532	2,745,276	532,655	1,042,313	2,489,478	1,916,201
Net transfers (including fixed account)	1,383,904	(75,506)	5,680,779	10,617,902	923,109	1,851,341	(2,733,112)	(1,711,130)
Contract charges	(174,637)	(112,738)	(573,168)	(642,839)	(108,382)	(107,079)	(2,495,616)	(2,578,457)
Transfers for contract benefits and terminations	(388,456)	(478,777)	(8,692,863)	(14,560,595)	(733,766)	(1,207,109)	(21,327,096)	(29,162,354)
Net increase (decrease) in net assets resulting from contract transactions	3,235,821	3,153,241	(2,372,720)	(1,840,256)	613,616	1,579,466	(24,066,346)	(31,535,740)
Net increase (decrease) in net assets	(3,656,018)	5,518,536	(2,549,823)	(2,807,317)	(1,159,806)	1,851,147	(65,176,362)	(15,264,370)
Net Assets:
Beginning of year	16,610,613	11,092,077	46,921,730	49,729,047	13,105,640	11,254,493	279,716,525	294,980,895
End of year	$12,954,595	$16,610,613	$44,371,907	$46,921,730	$11,945,834	$13,105,640	$214,540,163	$279,716,525

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,632,595	$2,977,551	$539,569	$184,135	$(116,124)	$(129,812)
Net realized gains (losses)	27,303,000	29,748,546	26,713,691	30,339,014	2,167,595	909,798
Change in unrealized gains (losses) on investments	(113,977,855)	13,334,104	(103,687,059)	18,639,586	(4,073,602)	2,477,157
Net increase (decrease) in net assets resulting from operations	(84,042,260)	46,060,201	(76,433,799)	49,162,735	(2,022,131)	3,257,143
Contract Transactions:
Purchase payments received from contract owners	6,283,668	8,740,787	1,329,964	1,540,537	292,000	409,978
Net transfers (including fixed account)	97,303	519,923	(1,480,447)	(2,704,264)	(761,881)	(1,078,085)
Contract charges	(4,224,994)	(4,207,886)	(2,919,837)	(2,958,086)	(96,133)	(86,213)
Transfers for contract benefits and terminations	(33,926,542)	(49,493,815)	(28,778,516)	(32,708,849)	(1,250,436)	(1,258,147)
Net increase (decrease) in net assets resulting from contract transactions	(31,770,565)	(44,440,991)	(31,848,836)	(36,830,662)	(1,816,450)	(2,012,467)
Net increase (decrease) in net assets	(115,812,825)	1,619,210	(108,282,635)	12,332,073	(3,838,581)	1,244,676
Net Assets:
Beginning of year	514,442,119	512,822,909	406,629,576	394,297,503	15,132,904	13,888,228
End of year	$398,629,294	$514,442,119	$298,346,941	$406,629,576	$11,294,323	$15,132,904

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$35,950	$(303)	$(204,514)	$(250,687)	$(157,407)	$(190,298)	$(1,049,772)	$(1,320,438)
Net realized gains (losses)	371,909	307,100	15,035,687	6,428,607	3,330,104	2,201,973	16,308,065	20,417,657
Change in unrealized gains (losses) on investments	(1,453,187)	342,817	(20,778,263)	10,812,848	(6,923,547)	(583,678)	(52,643,998)	(6,904,084)
Net increase (decrease) in net assets resulting from operations	(1,045,328)	649,614	(5,947,090)	16,990,768	(3,750,850)	1,427,997	(37,385,705)	12,193,135
Contract Transactions:
Purchase payments received from contract owners	48,538	229,669	1,154,939	1,580,371	692,872	1,029,794	4,647,543	11,666,330
Net transfers (including fixed account)	(129,774)	(447,370)	(6,897,134)	(1,502,645)	543,390	(418,863)	6,931,681	(3,946,982)
Contract charges	(47,466)	(43,865)	(612,984)	(530,784)	(85,835)	(72,101)	(680,664)	(536,929)
Transfers for contract benefits and terminations	(239,821)	(233,951)	(5,570,384)	(7,387,218)	(505,004)	(1,106,983)	(4,141,621)	(5,278,920)
Net increase (decrease) in net assets resulting from contract transactions	(368,523)	(495,517)	(11,925,563)	(7,840,276)	645,423	(568,153)	6,756,939	1,903,499
Net increase (decrease) in net assets	(1,413,851)	154,097	(17,872,653)	9,150,492	(3,105,427)	859,844	(30,628,766)	14,096,634
Net Assets:
Beginning of year	5,661,149	5,507,052	88,101,053	78,950,561	12,498,190	11,638,346	90,717,151	76,620,517
End of year	$4,247,298	$5,661,149	$70,228,400	$88,101,053	$9,392,763	$12,498,190	$60,088,385	$90,717,151

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(13,700)	$(17,397)	$(5,458)	$(6,954)	$319,851	$293,684
Net realized gains (losses)	149,829	97,217	101,283	76,562	(631,092)	(20,752)
Change in unrealized gains (losses) on investments	(287,331)	89,705	(233,796)	(22,275)	(4,821,917)	(1,512,236)
Net increase (decrease) in net assets resulting from operations	(151,202)	169,525	(137,971)	47,333	(5,133,158)	(1,239,304)
Contract Transactions:
Purchase payments received from contract owners	180	240	—	—	3,312,899	5,551,461
Net transfers (including fixed account)	(7,144)	(104,917)	5,689	(26,496)	(2,325,519)	3,095,843
Contract charges	(9,456)	(9,221)	(3,712)	(3,575)	(398,567)	(319,449)
Transfers for contract benefits and terminations	(20,399)	(68,674)	(15,204)	(15,252)	(1,926,030)	(2,316,754)
Net increase (decrease) in net assets resulting from contract transactions	(36,819)	(182,572)	(13,227)	(45,323)	(1,337,217)	6,011,101
Net increase (decrease) in net assets	(188,021)	(13,047)	(151,198)	2,010	(6,470,375)	4,771,797
Net Assets:
Beginning of year	904,077	917,124	571,469	569,459	36,310,567	31,538,770
End of year	$716,056	$904,077	$420,271	$571,469	$29,840,192	$36,310,567

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(70,248)	$(69,629)	$171,275	$1,449	$(88,265)	$(100,523)	$(328,010)	$(118,206)
Net realized gains (losses)	1,894,776	1,082,125	321,879	232,960	2,370,821	1,592,033	9,426,457	8,795,111
Change in unrealized gains (losses) on investments	(3,623,564)	1,132,423	(2,059,678)	579,586	(5,594,056)	198,353	(27,821,423)	11,195,919
Net increase (decrease) in net assets resulting from operations	(1,799,036)	2,144,919	(1,566,524)	813,995	(3,311,500)	1,689,863	(18,722,976)	19,872,824
Contract Transactions:
Purchase payments received from contract owners	1,733,602	1,405,489	366,582	613,475	979,224	2,434,480	6,201,122	9,273,280
Net transfers (including fixed account)	(285,456)	(651,533)	(36,900)	(51,310)	507,100	(920,085)	(1,234,368)	(2,803,322)
Contract charges	(121,123)	(94,512)	(105,809)	(87,478)	(159,155)	(116,364)	(760,068)	(631,861)
Transfers for contract benefits and terminations	(625,962)	(897,861)	(458,573)	(693,845)	(563,214)	(1,547,360)	(3,804,845)	(5,324,810)
Net increase (decrease) in net assets resulting from contract transactions	701,061	(238,417)	(234,700)	(219,158)	763,955	(149,329)	401,841	513,287
Net increase (decrease) in net assets	(1,097,975)	1,906,502	(1,801,224)	594,837	(2,547,545)	1,540,534	(18,321,135)	20,386,111
Net Assets:
Beginning of year	11,895,616	9,989,114	10,196,923	9,602,086	15,078,874	13,538,340	95,740,312	75,354,201
End of year	$10,797,641	$11,895,616	$8,395,699	$10,196,923	$12,531,329	$15,078,874	$77,419,177	$95,740,312

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,545	$15,671	$14,159	$(25,961)	$(175,710)	$(230,362)
Net realized gains (losses)	643,605	580,199	4,137,398	867,731	2,215,944	1,798,572
Change in unrealized gains (losses) on investments	(1,442,661)	232,473	(6,442,795)	4,940,401	(4,900,749)	580,055
Net increase (decrease) in net assets resulting from operations	(791,511)	828,343	(2,291,238)	5,782,171	(2,860,515)	2,148,265
Contract Transactions:
Purchase payments received from contract owners	4,782	15,334	1,334,401	1,311,300	186,401	924,312
Net transfers (including fixed account)	(256,597)	137,234	(631,240)	(1,249,011)	(940,772)	(1,492,106)
Contract charges	(45,980)	(43,795)	(290,252)	(229,519)	(97,962)	(88,234)
Transfers for contract benefits and terminations	(519,905)	(677,404)	(1,329,752)	(1,467,920)	(990,552)	(1,067,683)
Net increase (decrease) in net assets resulting from contract transactions	(817,700)	(568,631)	(916,843)	(1,635,150)	(1,842,885)	(1,723,711)
Net increase (decrease) in net assets	(1,609,211)	259,712	(3,208,081)	4,147,021	(4,703,400)	424,554
Net Assets:
Beginning of year	7,162,535	6,902,823	29,380,024	25,233,003	14,525,048	14,100,494
End of year	$5,553,324	$7,162,535	$26,171,943	$29,380,024	$9,821,648	$14,525,048

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(705,977)	$(906,596)	$(6,835)	$(8,180)	$32,640	$(25,718)	$2,621,381	$1,555,806
Net realized gains (losses)	9,431,254	8,552,998	77,867	66,376	374,892	214,737	(1,314,854)	494,914
Change in unrealized gains (losses) on investments	(35,287,598)	2,082,416	(184,896)	(15,546)	(69,498)	519,647	(13,666,366)	(1,196,323)
Net increase (decrease) in net assets resulting from operations	(26,562,321)	9,728,818	(113,864)	42,650	338,034	708,666	(12,359,839)	854,397
Contract Transactions:
Purchase payments received from contract owners	2,632,317	4,547,867	—	—	82,840	14,142	2,093,180	4,761,066
Net transfers (including fixed account)	7,080,632	(3,131,673)	10,148	(6,880)	(919,116)	(619,548)	(719,437)	9,324,484
Contract charges	(550,614)	(466,461)	(4,306)	(4,241)	(47,699)	(42,848)	(605,228)	(504,399)
Transfers for contract benefits and terminations	(2,204,685)	(4,377,323)	(10,933)	(6,889)	(199,803)	(419,629)	(5,259,584)	(11,220,972)
Net increase (decrease) in net assets resulting from contract transactions	6,957,650	(3,427,590)	(5,091)	(18,010)	(1,083,778)	(1,067,883)	(4,491,069)	2,360,179
Net increase (decrease) in net assets	(19,604,671)	6,301,228	(118,955)	24,640	(745,744)	(359,217)	(16,850,908)	3,214,576
Net Assets:
Beginning of year	60,930,950	54,629,722	475,763	451,123	4,017,036	4,376,253	70,323,605	67,109,029
End of year	$41,326,279	$60,930,950	$356,808	$475,763	$3,271,292	$4,017,036	$53,472,697	$70,323,605

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		Fidelity® VIP Contrafund® Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$136,212	$305,144	$(66,973)	$(17,704)	$(227,837)	$(345,719)
Net realized gains (losses)	(709,240)	(28,315)	27,912	952,390	1,330,023	4,567,498
Change in unrealized gains (losses) on investments	(2,463,664)	(1,245,014)	(957,620)	(762,918)	(7,778,585)	1,010,067
Net increase (decrease) in net assets resulting from operations	(3,036,692)	(968,185)	(996,681)	171,768	(6,676,399)	5,231,846
Contract Transactions:
Purchase payments received from contract owners	1,046,619	3,362,528	574,790	1,994,956	920,394	1,565,305
Net transfers (including fixed account)	(238,195)	4,084,454	130,787	459,889	471,209	(833,653)
Contract charges	(332,526)	(245,509)	(76,265)	(38,295)	(147,087)	(128,078)
Transfers for contract benefits and terminations	(3,536,759)	(3,687,622)	(105,054)	(35,863)	(1,709,074)	(2,792,896)
Net increase (decrease) in net assets resulting from contract transactions	(3,060,861)	3,513,851	524,258	2,380,687	(464,558)	(2,189,322)
Net increase (decrease) in net assets	(6,097,553)	2,545,666	(472,423)	2,552,455	(7,140,957)	3,042,524
Net Assets:
Beginning of year	30,424,239	27,878,573	5,579,066	3,026,611	24,440,517	21,397,993
End of year	$24,326,686	$30,424,239	$5,106,643	$5,579,066	$17,299,560	$24,440,517

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Mid Cap Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$26	$21	$(134,039)	$(153,582)	$561,291	$592,048	$9,456	$39,886
Net realized gains (losses)	634	2,100	885,354	3,404,712	437,115	146,447	243,079	44,484
Change in unrealized gains (losses) on investments	(1,749)	1,106	(3,040,018)	(117,053)	(2,277,755)	1,925,315	(486,280)	368,618
Net increase (decrease) in net assets resulting from operations	(1,089)	3,227	(2,288,703)	3,134,077	(1,279,349)	2,663,810	(233,745)	452,988
Contract Transactions:
Purchase payments received from contract owners	—	—	535,787	1,015,586	1,010,210	646,864	37,143	89,424
Net transfers (including fixed account)	(1,099)	(1,114)	(276,053)	(1,592,904)	(1,148,619)	396,517	(26,972)	(84,542)
Contract charges	(103)	(97)	(90,223)	(83,072)	(128,905)	(112,195)	(17,937)	(16,498)
Transfers for contract benefits and terminations	(2)	(3)	(1,315,611)	(2,442,341)	(1,584,729)	(2,529,323)	(274,902)	(444,078)
Net increase (decrease) in net assets resulting from contract transactions	(1,204)	(1,214)	(1,146,100)	(3,102,731)	(1,852,043)	(1,598,137)	(282,668)	(455,694)
Net increase (decrease) in net assets	(2,293)	2,013	(3,434,803)	31,346	(3,131,392)	1,065,673	(516,413)	(2,706)
Net Assets:
Beginning of year	16,364	14,351	14,493,913	14,462,567	19,608,039	18,542,366	2,686,509	2,689,215
End of year	$14,071	$16,364	$11,059,110	$14,493,913	$16,476,647	$19,608,039	$2,170,096	$2,686,509

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,870)	$(13,248)	$128,846	$7,255	$(86,672)	$(102,976)
Net realized gains (losses)	503,148	186,047	(226,014)	(19,494)	(380,789)	(523,143)
Change in unrealized gains (losses) on investments	(859,494)	604,397	(932,074)	302,296	30,249	126,101
Net increase (decrease) in net assets resulting from operations	(368,216)	777,196	(1,029,242)	290,057	(437,212)	(500,018)
Contract Transactions:
Purchase payments received from contract owners	128,626	298,595	11,552	15,917	72,335	282,408
Net transfers (including fixed account)	(126,326)	(308,046)	(300,821)	514,359	(116,190)	661,633
Contract charges	(23,287)	(20,435)	(75,466)	(70,669)	(69,110)	(57,746)
Transfers for contract benefits and terminations	(348,129)	(681,410)	(761,458)	(778,959)	(735,510)	(1,447,284)
Net increase (decrease) in net assets resulting from contract transactions	(369,116)	(711,296)	(1,126,193)	(319,352)	(848,475)	(560,989)
Net increase (decrease) in net assets	(737,332)	65,900	(2,155,435)	(29,295)	(1,285,687)	(1,061,007)
Net Assets:
Beginning of year	3,489,074	3,423,174	11,647,608	11,676,903	7,114,458	8,175,465
End of year	$2,751,742	$3,489,074	$9,492,173	$11,647,608	$5,828,771	$7,114,458
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account		Janus Henderson Global Sustainable Equity Sub-Account (a)
	2022	2021	2022	2021	2022	2021	2022 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(920)	$31,151	$4,703	$(26,122)	$(35,277)	$(49,033)	$4
Net realized gains (losses)	2,061,287	1,020,763	800,139	1,026,385	449,315	752,399	(4)
Change in unrealized gains (losses) on investments	(3,418,929)	1,445,202	(2,395,955)	(642,645)	(1,069,128)	56,467	(910)
Net increase (decrease) in net assets resulting from operations	(1,358,562)	2,497,116	(1,591,113)	357,618	(655,090)	759,833	(910)
Contract Transactions:
Purchase payments received from contract owners	285,773	714,655	138,902	550,081	26,920	423,400	12,442
Net transfers (including fixed account)	(609,153)	(1,100,019)	424,671	305,115	(82,183)	7,289	536
Contract charges	(115,748)	(105,437)	(58,804)	(53,853)	(28,380)	(23,066)	—
Transfers for contract benefits and terminations	(1,792,094)	(2,312,988)	(800,388)	(1,624,149)	(390,205)	(981,287)	(2)
Net increase (decrease) in net assets resulting from contract transactions	(2,231,222)	(2,803,789)	(295,619)	(822,806)	(473,848)	(573,664)	12,976
Net increase (decrease) in net assets	(3,589,784)	(306,673)	(1,886,732)	(465,188)	(1,128,938)	186,169	12,066
Net Assets:
Beginning of year	15,671,333	15,978,006	8,243,783	8,708,971	3,929,067	3,742,898	—
End of year	$12,081,549	$15,671,333	$6,357,051	$8,243,783	$2,800,129	$3,929,067	$12,066

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(110,836)	$(233,372)	$(29,526)	$(18,297)	$(4,278)	$(5,447)
Net realized gains (losses)	2,411,150	3,037,099	1,687,036	2,270,169	20,512	39,520
Change in unrealized gains (losses) on investments	(6,121,163)	2,550,143	(3,065,686)	1,012,586	(128,153)	25,217
Net increase (decrease) in net assets resulting from operations	(3,820,849)	5,353,870	(1,408,176)	3,264,458	(111,919)	59,290
Contract Transactions:
Purchase payments received from contract owners	1,018,767	1,936,288	666,288	757,188	—	—
Net transfers (including fixed account)	(1,060,325)	(855,973)	(634,365)	(400,489)	10,717	5,465
Contract charges	(220,180)	(178,113)	(114,827)	(99,868)	(552)	(588)
Transfers for contract benefits and terminations	(2,055,526)	(3,200,916)	(963,924)	(2,403,352)	(7,303)	(25,483)
Net increase (decrease) in net assets resulting from contract transactions	(2,317,264)	(2,298,714)	(1,046,828)	(2,146,521)	2,862	(20,606)
Net increase (decrease) in net assets	(6,138,113)	3,055,156	(2,455,004)	1,117,937	(109,057)	38,684
Net Assets:
Beginning of year	28,433,313	25,378,157	15,070,095	13,952,158	335,131	296,447
End of year	$22,295,200	$28,433,313	$12,615,091	$15,070,095	$226,074	$335,131

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,139)	$(1,941)	$(88,924)	$(107,552)	$6,575	$27,024	$18,119	$34,255
Net realized gains (losses)	12,974	28,507	144,472	1,508,031	75,009	146,900	98,338	108,490
Change in unrealized gains (losses) on investments	(33,238)	27,367	(2,397,200)	(639,472)	(306,752)	(21,493)	(327,160)	76,284
Net increase (decrease) in net assets resulting from operations	(21,403)	53,933	(2,341,652)	761,007	(225,168)	152,431	(210,703)	219,029
Contract Transactions:
Purchase payments received from contract owners	1,665	5,000	531,096	818,987	1,654	1,154	1,380	2,380
Net transfers (including fixed account)	1,978	(4,075)	638,411	(549,503)	3,372	(131,683)	2,445	(9,915)
Contract charges	(1,527)	(1,396)	(66,786)	(53,666)	(7,726)	(10,643)	(2,111)	(2,186)
Transfers for contract benefits and terminations	(25,712)	(17,183)	(480,171)	(566,018)	(240,652)	(158,282)	(80,212)	(40,287)
Net increase (decrease) in net assets resulting from contract transactions	(23,596)	(17,654)	622,550	(350,200)	(243,352)	(299,454)	(78,498)	(50,008)
Net increase (decrease) in net assets	(44,999)	36,279	(1,719,102)	410,807	(468,520)	(147,023)	(289,201)	169,021
Net Assets:
Beginning of year	266,467	230,188	7,585,002	7,174,195	1,532,607	1,679,630	1,342,903	1,173,882
End of year	$221,468	$266,467	$5,865,900	$7,585,002	$1,064,087	$1,532,607	$1,053,702	$1,342,903

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		PIMCO VIT High Yield Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$58	$891	$326,949	$222,861	$2,647	$2,336
Net realized gains (losses)	2,067	4,601	(165,358)	(26,760)	(268)	161
Change in unrealized gains (losses) on investments	(7,940)	(139)	(1,305,538)	(215,026)	(11,899)	(850)
Net increase (decrease) in net assets resulting from operations	(5,815)	5,353	(1,143,947)	(18,925)	(9,520)	1,647
Contract Transactions:
Purchase payments received from contract owners	—	—	444,892	830,469	—	—
Net transfers (including fixed account)	—	—	(33,530)	710,149	(2,377)	7,611
Contract charges	(39)	(55)	(70,679)	(56,299)	(458)	(364)
Transfers for contract benefits and terminations	(1,762)	(11,112)	(501,179)	(1,057,142)	(1,095)	(1,000)
Net increase (decrease) in net assets resulting from contract transactions	(1,801)	(11,167)	(160,496)	427,177	(3,930)	6,247
Net increase (decrease) in net assets	(7,616)	(5,814)	(1,304,443)	408,252	(13,450)	7,894
Net Assets:
Beginning of year	36,572	42,386	7,621,275	7,213,023	82,769	74,875
End of year	$28,956	$36,572	$6,316,832	$7,621,275	$69,319	$82,769

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022 and 2021

	PIMCO VIT Low Duration Sub-Account		Pioneer Mid Cap Value VCT Sub-Account		Putnam VT Large Cap Value Sub-Account
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$94	$(398)	$(1,178)	$(14,438)	$115	$51
Net realized gains (losses)	(42)	22	733,865	57,762	1,373	19,420
Change in unrealized gains (losses) on investments	(3,077)	(653)	(877,943)	433,433	(2,125)	(13,637)
Net increase (decrease) in net assets resulting from operations	(3,025)	(1,029)	(145,256)	476,757	(637)	5,834
Contract Transactions:
Purchase payments received from contract owners	—	—	35,966	193,341	—	—
Net transfers (including fixed account)	(28)	2,527	(146,211)	(98,362)	—	—
Contract charges	(275)	(266)	(12,038)	(8,726)	—	—
Transfers for contract benefits and terminations	(4)	(1,382)	(126,569)	(281,882)	(2)	(65,329)
Net increase (decrease) in net assets resulting from contract transactions	(307)	879	(248,852)	(195,629)	(2)	(65,329)
Net increase (decrease) in net assets	(3,332)	(150)	(394,108)	281,128	(639)	(59,495)
Net Assets:
Beginning of year	42,782	42,932	2,088,943	1,807,815	16,568	76,063
End of year	$39,450	$42,782	$1,694,835	$2,088,943	$15,929	$16,568

(a) For the period April 29, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

	Putnam VT Sustainable Leaders Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,291)	$(4,693)	$(1,983)	$(3,003)
Net realized gains (losses)	58,606	43,239	10,533	24,008
Change in unrealized gains (losses) on investments	(170,986)	48,120	(64,961)	15,158
Net increase (decrease) in net assets resulting from operations	(114,671)	86,666	(56,411)	36,163
Contract Transactions:
Purchase payments received from contract owners	7,214	6,703	—	—
Net transfers (including fixed account)	(1,487)	(163)	—	—
Contract charges	—	—	(35)	(35)
Transfers for contract benefits and terminations	—	—	(7)	(6)
Net increase (decrease) in net assets resulting from contract transactions	5,727	6,540	(42)	(41)
Net increase (decrease) in net assets	(108,944)	93,206	(56,453)	36,122
Net Assets:
Beginning of year	476,628	383,422	253,927	217,805
End of year	$367,684	$476,628	$197,474	$253,927

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Annuity Account B (the "Separate Account"), a separate account of Brighthouse Life Insurance Company of NY (the "Company"), was established by the Company's Board of Directors on December 31, 1992 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The company is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer")

Putnam Variable Trust ("Putnam VT")

Russell Investment Funds ("Russell")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2022:

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

American Funds® The Bond Fund of America Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI CBRE Global Real Estate Sub-Account (a)

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account (a)

BHFTI Victory Sycamore Mid Cap Value Sub-Account (a)

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account

BHFTII MetLife Mid Cap Stock Index Sub-Account

BHFTII MetLife MSCI EAFE® Index Sub-Account

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

BHFTII MetLife Russell 2000® Index Sub-Account

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

Fidelity® VIP Contrafund® Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP Mid Cap Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account (a)

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco V.I. Equity and Income Sub-Account

Invesco V.I. EQV International Equity Sub-Account (a)

Invesco V.I. Main Street Small Cap® Sub-Account

Janus Henderson Global Sustainable Equity Sub-Account (b)

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

PIMCO VIT High Yield Sub-Account

PIMCO VIT Low Duration Sub-Account

Pioneer Mid Cap Value VCT Sub-Account

Putnam VT Large Cap Value Sub-Account

Putnam VT Sustainable Leaders Sub-Account (a)

TAP 1919 Variable Socially Responsive Balanced Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

(b)  This Sub-Account began operations during the period ended December 31, 2022.

B. The following Sub-Accounts had no net assets as of December 31, 2022:

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

Morgan Stanley VIF Global Infrastructure Sub-Account

Pioneer Real Estate Shares VCT Sub-Account

Russell Global Real Estate Securities Sub-Account

Russell International Developed Markets Sub-Account

Russell Strategic Bond Sub-Account

Russell U.S. Small Cap Equity Sub-Account

Russell U.S. Strategic Equity Sub-Account

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2022:

BHFTI PanAgora Global Diversified Risk II Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2022:

Name Changes:

Former Name

Invesco V.I. International Growth Fund

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Portfolio

New Name

Invesco V.I. EQV International Equity Fund

BHFTI Brighthouse/abrdn Emerging Markets Equity Equity Portfolio

Merger:

Former Portfolio

BHFTI PanAgora Global Diversified Risk Portfolio II

New Portfolio

BHFTI PanAgora Global Diversified Risk Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges paid to the company and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the increases in account value in the Contracts.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2022:

Mortality and Expense Risk	0.50	% - 1.60%
Administrative	0.15	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.30%
Guaranteed Minimum Accumulation Benefit	1.50%

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit/Lifetime Income Solution — For an additional charge, the company will guarantee a minimum payment regardless of market conditions.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2022:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.25	% - 1.40%
Guaranteed Minimum Income Benefit/Lifetime Income Solution	0.50	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year or, if less, 2% of the amount transferred from the contract value. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Sub-Account	700,404	19,183,022	3,576,636	1,744,603
American Funds® Global Small Capitalization Sub-Account	205,017	4,003,709	1,639,190	298,546
American Funds® Growth Sub-Account	511,189	38,491,169	7,509,029	3,230,452
American Funds® Growth-Income Sub-Account	458,173	20,541,721	3,446,271	4,008,908
American Funds® The Bond Fund of America Sub-Account	751,336	8,098,306	1,159,965	1,763,065
BHFTI AB Global Dynamic Allocation Sub-Account	10,061,130	105,138,985	12,019,974	11,075,104
BHFTI AB International Bond Sub-Account	178,948	1,765,701	366,665	178,691
BHFTI Allspring Mid Cap Value Sub-Account	1,342,345	16,341,728	3,371,085	3,046,240
BHFTI American Funds® Balanced Allocation Sub-Account	23,717,912	220,635,844	35,731,024	16,737,117
BHFTI American Funds® Growth Allocation Sub-Account	13,978,515	125,870,498	25,041,823	11,352,235
BHFTI American Funds® Growth Sub-Account	8,982,464	91,942,936	28,779,560	4,735,035
BHFTI American Funds® Moderate Allocation Sub-Account	12,089,620	113,394,606	20,168,946	8,017,443
BHFTI BlackRock Global Tactical Strategies Sub-Account	20,747,530	202,783,758	12,211,627	21,385,807
BHFTI BlackRock High Yield Sub-Account	7,957,326	60,564,511	8,376,554	7,549,025
BHFTI Brighthouse Asset Allocation 100 Sub-Account	9,056,731	102,285,216	12,125,365	7,886,326
BHFTI Brighthouse Balanced Plus Sub-Account	40,111,227	411,914,627	48,769,404	43,981,322
BHFTI Brighthouse Small Cap Value Sub-Account	1,798,297	25,364,880	5,729,072	3,481,888
BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account	2,658,061	26,316,891	5,763,132	2,172,186
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	1,308,945	13,007,992	4,208,777	2,506,775
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	1,505,898	14,255,408	1,971,660	4,272,466
BHFTI Brighthouse/Templeton International Bond Sub-Account	309,101	3,099,084	37,193	426,512
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	131,808	1,592,466	438,584	213,415
BHFTI CBRE Global Real Estate Sub-Account	1,503,301	16,672,430	3,040,360	2,067,801
BHFTI Harris Oakmark International Sub-Account	3,888,293	49,807,101	6,036,785	4,634,087
BHFTI Invesco Balanced-Risk Allocation Sub-Account	4,157,931	40,427,623	9,004,810	5,638,250
BHFTI Invesco Comstock Sub-Account	2,266,601	28,731,880	7,493,420	7,091,026
BHFTI Invesco Global Equity Sub-Account	168,256	3,438,330	853,516	158,600
BHFTI Invesco Small Cap Growth Sub-Account	5,874,074	59,599,796	19,970,171	2,167,577
BHFTI JPMorgan Core Bond Sub-Account	3,125,190	32,310,931	2,238,075	4,645,066
BHFTI JPMorgan Global Active Allocation Sub-Account	5,567,638	62,249,601	12,136,651	8,875,124
BHFTI JPMorgan Small Cap Value Sub-Account	292,360	3,854,458	1,270,474	600,219
BHFTI Loomis Sayles Global Allocation Sub-Account	1,343,978	19,856,177	3,226,729	1,666,491
BHFTI Loomis Sayles Growth Sub-Account	4,237,777	53,926,010	6,736,679	3,416,969
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	4,079,842	47,887,647	5,735,382	6,629,104
BHFTI MFS® Research International Sub-Account	2,278,683	25,933,621	3,592,747	2,524,508
BHFTI Morgan Stanley Discovery Sub-Account	2,981,074	25,028,923	9,238,256	568,007
BHFTI PanAgora Global Diversified Risk Sub-Account	12,840,002	108,921,854	109,217,772	5,289,566
BHFTI PIMCO Inflation Protected Bond Sub-Account	5,245,259	55,358,663	6,153,292	7,661,842
BHFTI PIMCO Total Return Sub-Account	10,658,569	124,040,131	5,907,755	14,485,021
BHFTI Schroders Global Multi-Asset Sub-Account	2,946,180	34,412,021	2,903,002	3,392,472
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	92,325	990,737	323,412	65,867
BHFTI SSGA Growth and Income ETF Sub-Account	8,825,466	95,379,972	18,905,644	6,521,674
BHFTI SSGA Growth ETF Sub-Account	4,703,409	51,344,176	10,247,568	4,201,613
BHFTI T. Rowe Price Large Cap Value Sub-Account	1,954,445	54,370,666	11,442,641	9,305,559
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	7,624,597	68,107,341	14,435,855	4,579,486
BHFTI Victory Sycamore Mid Cap Value Sub-Account	908,803	15,693,618	3,531,823	3,348,000
BHFTI Western Asset Management Government Income Sub-Account	3,080,398	32,522,879	6,164,207	8,518,829

(a)  For the period April 29, 2022 to December 31, 2022.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Baillie Gifford International Stock Sub-Account	1,262,753	13,680,829	2,910,096	1,405,676
BHFTII BlackRock Bond Income Sub-Account	177,703	18,792,053	2,637,471	2,721,595
BHFTII BlackRock Capital Appreciation Sub-Account	575,205	20,819,734	7,863,471	801,581
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	439,686	44,136,943	16,353,852	19,409,026
BHFTII Brighthouse Asset Allocation 20 Sub-Account	1,285,886	13,631,048	2,762,840	1,608,962
BHFTII Brighthouse Asset Allocation 40 Sub-Account	22,750,820	262,701,888	21,132,431	30,026,425
BHFTII Brighthouse Asset Allocation 60 Sub-Account	40,885,061	489,896,669	46,355,822	42,093,847
BHFTII Brighthouse Asset Allocation 80 Sub-Account	28,306,169	367,800,223	39,230,219	39,348,608
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	56,074	11,714,046	2,440,561	2,476,378
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	456,702	5,633,057	771,278	608,921
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	2,369,265	70,262,082	16,776,006	15,291,945
BHFTII Frontier Mid Cap Growth Sub-Account	588,521	14,623,511	5,112,429	1,044,968
BHFTII Jennison Growth Sub-Account	6,742,894	92,645,308	26,081,225	3,351,658
BHFTII Loomis Sayles Small Cap Core Sub-Account	3,825	832,649	168,289	63,922
BHFTII Loomis Sayles Small Cap Growth Sub-Account	52,733	559,292	144,964	50,033
BHFTII MetLife Aggregate Bond Index Sub-Account	3,293,624	35,376,402	4,404,393	5,421,717
BHFTII MetLife Mid Cap Stock Index Sub-Account	713,189	11,945,106	4,215,036	1,700,907
BHFTII MetLife MSCI EAFE® Index Sub-Account	671,121	8,401,022	1,348,518	1,179,902
BHFTII MetLife Russell 2000® Index Sub-Account	854,217	15,227,112	4,255,700	1,157,403
BHFTII MetLife Stock Index Sub-Account	1,572,046	73,806,006	18,659,136	10,866,589
BHFTII MFS® Total Return Sub-Account	38,136	5,667,586	727,124	933,793
BHFTII MFS® Value Sub-Account	1,783,479	26,309,107	7,230,134	4,218,329
BHFTII Neuberger Berman Genesis Sub-Account	583,152	10,177,764	2,330,357	2,444,058
BHFTII T. Rowe Price Large Cap Growth Sub-Account	3,080,961	62,519,699	20,105,965	3,652,996
BHFTII T. Rowe Price Small Cap Growth Sub-Account	24,608	417,829	101,497	32,277
BHFTII VanEck Global Natural Resources Sub-Account	259,423	2,667,882	468,140	1,519,246
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	5,016,576	64,506,253	8,494,671	10,364,228
BHFTII Western Asset Management U.S. Government Sub-Account	2,375,303	27,746,949	4,446,509	7,371,095
BlackRock Global Allocation V.I. Sub-Account	430,215	6,519,605	767,973	230,972
Fidelity® VIP Contrafund® Sub-Account	463,099	16,239,438	2,330,124	2,094,406
Fidelity® VIP Equity-Income Sub-Account	620	13,333	740	1,422
Fidelity® VIP Mid Cap Sub-Account	354,460	11,454,734	1,322,833	1,796,249
FTVIPT Franklin Income VIP Sub-Account	1,118,580	16,962,213	2,129,926	3,084,037
FTVIPT Franklin Mutual Shares VIP Sub-Account	143,148	2,404,078	426,968	447,446
FTVIPT Franklin Small Cap Value VIP Sub-Account	219,614	3,233,959	770,223	622,082
FTVIPT Templeton Foreign VIP Sub-Account	779,683	11,050,135	602,576	1,599,889
FTVIPT Templeton Global Bond VIP Sub-Account	467,051	7,665,430	278,786	1,213,909
Invesco V.I. Equity and Income Sub-Account	753,685	12,193,854	2,191,818	2,689,818
Invesco V.I. EQV International Equity Sub-Account	223,650	6,849,776	1,236,706	787,281
Invesco V.I. Main Street Small Cap® Sub-Account	124,120	2,797,007	463,063	614,086
Janus Henderson Global Sustainable Equity Sub-Account (a)	1,418	12,978	13,044	62
LMPVET ClearBridge Variable Appreciation Sub-Account	444,149	16,804,539	2,287,095	3,598,845
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	592,901	9,831,466	1,821,057	1,789,601
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	8,352	195,205	28,169	11,915
LMPVET ClearBridge Variable Large Cap Value Sub-Account	10,992	198,879	19,776	35,728

(a)  For the period April 29, 2022 to December 31, 2022.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	240,972	6,411,632	1,334,729	669,558
LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	82,745	1,118,818	124,074	293,640
LMPVET Franklin Multi-Asset Variable Growth Sub-Account	88,921	1,165,781	131,920	98,420
LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	2,424	30,472	2,760	2,292
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	1,076,762	7,985,573	1,032,342	865,855
PIMCO VIT High Yield Sub-Account	10,240	75,397	3,788	5,067
PIMCO VIT Low Duration Sub-Account	4,162	42,621	680	889
Pioneer Mid Cap Value VCT Sub-Account	149,723	2,140,203	794,352	309,063
Putnam VT Large Cap Value Sub-Account	589	11,850	1,571	116
Putnam VT Sustainable Leaders Sub-Account	10,792	339,064	68,392	7,528
TAP 1919 Variable Socially Responsive Balanced Sub-Account	7,132	206,644	11,770	3,503

(a)  For the period April 29, 2022 to December 31, 2022.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2022 and 2021:

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account (b)
	2022	2021	2022	2021	2022	2021
Units beginning of year	992,510	734,379	89,285	78,876	167,146	203,565
Units issued and transferred from other funding options	283,016	510,877	20,115	26,372	24,769	222,043
Units redeemed and transferred to other funding options	(117,676)	(252,746)	(9,458)	(15,963)	(28,444)	(258,462)
Units end of year	1,157,850	992,510	99,942	89,285	163,471	167,146
	BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	154,592	94,140	528,782	621,225	11,574,421	12,122,651
Units issued and transferred from other funding options	25,272	70,316	16,329	16,273	616,949	884,133
Units redeemed and transferred to other funding options	(20,700)	(9,864)	(87,940)	(108,716)	(1,082,653)	(1,432,363)
Units end of year	159,164	154,592	457,171	528,782	11,108,717	11,574,421
	BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	14,666,019	16,183,955	4,744,372	2,663,226	4,088,833	4,447,639
Units issued and transferred from other funding options	163,736	340,981	1,331,666	2,844,329	131,066	181,716
Units redeemed and transferred to other funding options	(1,489,347)	(1,858,917)	(1,242,002)	(763,183)	(315,850)	(540,522)
Units end of year	13,340,408	14,666,019	4,834,036	4,744,372	3,904,049	4,088,833
	BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	883,825	752,487	1,646,433	1,468,500	263,952	240,718
Units issued and transferred from other funding options	370,402	251,036	214,872	669,107	11,536	42,870
Units redeemed and transferred to other funding options	(257,975)	(119,698)	(477,313)	(491,174)	(45,635)	(19,636)
Units end of year	996,252	883,825	1,383,992	1,646,433	229,853	263,952

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented prior to 2022. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented prior to 2022.

	American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,108,656	906,040	2,385,576	1,767,691	7,604,691	8,406,848
Units issued and transferred from other funding options	331,579	485,980	585,763	1,078,967	93,143	116,935
Units redeemed and transferred to other funding options	(138,532)	(283,364)	(548,065)	(461,082)	(777,481)	(919,092)
Units end of year	1,301,703	1,108,656	2,423,274	2,385,576	6,920,353	7,604,691
	BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	6,000,642	6,030,618	5,365,191	4,894,166	6,141,812	6,377,750
Units issued and transferred from other funding options	385,223	914,757	1,488,052	1,619,717	556,882	441,234
Units redeemed and transferred to other funding options	(643,503)	(944,733)	(819,804)	(1,148,692)	(534,592)	(677,172)
Units end of year	5,742,362	6,000,642	6,033,439	5,365,191	6,164,102	6,141,812
	BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/abrdn Emerging Markets Equity Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	23,834,679	26,280,061	726,526	864,071	2,139,801	2,232,694
Units issued and transferred from other funding options	636,931	574,782	58,677	72,521	343,279	314,286
Units redeemed and transferred to other funding options	(2,692,106)	(3,020,164)	(110,772)	(210,066)	(310,998)	(407,179)
Units end of year	21,779,504	23,834,679	674,431	726,526	2,172,082	2,139,801
	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	60,472	66,113	773,224	912,650	1,624,824	1,793,726
Units issued and transferred from other funding options	2,474	170	80,850	55,254	205,349	190,196
Units redeemed and transferred to other funding options	(6,709)	(5,811)	(119,305)	(194,680)	(244,560)	(359,098)
Units end of year	56,237	60,472	734,769	773,224	1,585,613	1,624,824

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	24,747,537	26,870,316	1,281,182	1,508,027	77,634	82,182
Units issued and transferred from other funding options	4,034,229	1,633,165	180,537	184,084	12,461	7,697
Units redeemed and transferred to other funding options	(4,497,549)	(3,755,944)	(339,165)	(410,929)	(6,166)	(12,245)
Units end of year	24,284,217	24,747,537	1,122,554	1,281,182	83,929	77,634
	BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	135,026	162,370	752,458	724,959	1,911,338	1,620,817
Units issued and transferred from other funding options	5,813	8,158	54,311	137,846	205,127	614,550
Units redeemed and transferred to other funding options	(23,274)	(35,502)	(84,802)	(110,347)	(212,234)	(324,029)
Units end of year	117,565	135,026	721,967	752,458	1,904,231	1,911,338
	BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	4,339,888	4,058,719	3,589,130	3,419,774	6,708,999	6,422,062
Units issued and transferred from other funding options	73,308,841	1,179,234	425,933	771,857	478,142	1,414,536
Units redeemed and transferred to other funding options	(5,929,416)	(898,065)	(692,378)	(602,501)	(1,050,581)	(1,127,599)
Units end of year	71,719,313	4,339,888	3,322,685	3,589,130	6,136,560	6,708,999
	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	2,260,653	2,409,539	502,926	552,845	1,809,374	1,820,476
Units issued and transferred from other funding options	67,148	61,116	54,286	53,474	212,361	241,538
Units redeemed and transferred to other funding options	(183,880)	(210,002)	(97,730)	(103,393)	(231,341)	(252,640)
Units end of year	2,143,921	2,260,653	459,482	502,926	1,790,394	1,809,374

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented prior to 2022. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented prior to 2022.

	BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	765,164	734,094	2,920,833	2,661,284	39,075,024	40,758,747
Units issued and transferred from other funding options	222,507	197,339	270,026	641,819	2,774,649	5,497,894
Units redeemed and transferred to other funding options	(115,735)	(166,269)	(516,158)	(382,270)	(5,973,301)	(7,181,617)
Units end of year	871,936	765,164	2,674,701	2,920,833	35,876,372	39,075,024
	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	28,930,911	30,858,661	1,319,738	1,424,172	221,149	271,611
Units issued and transferred from other funding options	1,373,784	2,529,686	132,351	90,217	142,984	53,380
Units redeemed and transferred to other funding options	(4,201,461)	(4,457,436)	(171,306)	(194,651)	(44,646)	(103,842)
Units end of year	26,103,234	28,930,911	1,280,783	1,319,738	319,487	221,149
	BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	24,183,311	28,178,777	65,053	21,007	4,329,542	4,610,993
Units issued and transferred from other funding options	611,417	1,007,756	33,237	51,661	199,900	253,664
Units redeemed and transferred to other funding options	(2,408,253)	(5,003,222)	(7,548)	(7,615)	(340,397)	(535,115)
Units end of year	22,386,475	24,183,311	90,742	65,053	4,189,045	4,329,542
	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	325,975	377,683	3,055,180	3,438,704	712,522	747,852
Units issued and transferred from other funding options	32,445	36,038	627,260	607,066	163,954	116,762
Units redeemed and transferred to other funding options	(67,018)	(87,746)	(865,548)	(990,590)	(132,278)	(152,092)
Units end of year	291,402	325,975	2,816,892	3,055,180	744,198	712,522

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	273,225	219,703	174,283	149,933	6,139,612	5,445,123
Units issued and transferred from other funding options	44,257	85,482	46,620	40,635	3,367,365	5,810,592
Units redeemed and transferred to other funding options	(50,788)	(31,960)	(12,338)	(16,285)	(3,050,110)	(5,116,103)
Units end of year	266,694	273,225	208,565	174,283	6,456,867	6,139,612
	BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	15,464,361	16,910,512	450,461	515,775	188,151	205,282
Units issued and transferred from other funding options	319,856	440,649	30,138	34,059	12,372	15,965
Units redeemed and transferred to other funding options	(1,670,283)	(1,886,800)	(89,854)	(99,373)	(26,600)	(33,096)
Units end of year	14,113,934	15,464,361	390,745	450,461	173,923	188,151
	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	9,768	11,843	13,797	14,903	2,091,257	1,777,483
Units issued and transferred from other funding options	238	120	1,158	1,362	320,490	632,656
Units redeemed and transferred to other funding options	(704)	(2,195)	(1,589)	(2,468)	(417,780)	(318,882)
Units end of year	9,302	9,768	13,366	13,797	1,993,967	2,091,257
	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	2,083,501	2,078,635	76,609	82,987	671,025	711,871
Units issued and transferred from other funding options	332,056	362,702	861	3,149	97,010	75,096
Units redeemed and transferred to other funding options	(319,231)	(357,836)	(10,104)	(9,527)	(121,371)	(115,942)
Units end of year	2,096,326	2,083,501	67,366	76,609	646,664	671,025

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented prior to 2022. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented prior to 2022.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	861,410	766,288	14,048,161	15,661,755	22,078,453	24,020,879
Units issued and transferred from other funding options	154,302	203,957	520,569	345,089	517,242	797,472
Units redeemed and transferred to other funding options	(113,544)	(108,835)	(1,657,809)	(1,958,683)	(2,093,661)	(2,739,898)
Units end of year	902,168	861,410	12,910,921	14,048,161	20,502,034	22,078,453
	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	2,403,692	2,426,127	286,056	300,679	1,409,992	1,380,663
Units issued and transferred from other funding options	370,382	377,681	56,082	37,467	323,793	315,308
Units redeemed and transferred to other funding options	(529,174)	(400,116)	(39,004)	(52,090)	(183,941)	(285,979)
Units end of year	2,244,900	2,403,692	303,134	286,056	1,549,844	1,409,992
	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	236,049	244,010	541,578	565,388	316,964	324,150
Units issued and transferred from other funding options	59,966	60,753	67,880	57,142	60,019	84,068
Units redeemed and transferred to other funding options	(46,319)	(68,714)	(81,896)	(80,952)	(41,673)	(91,254)
Units end of year	249,696	236,049	527,562	541,578	335,310	316,964
	BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	285,422	323,232	1,060,820	1,133,729	7,733	8,025
Units issued and transferred from other funding options	20,342	28,313	342,201	143,781	519	362
Units redeemed and transferred to other funding options	(63,128)	(66,123)	(184,439)	(216,690)	(650)	(654)
Units end of year	242,636	285,422	1,218,582	1,060,820	7,602	7,733

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	302,329	383,974	1,866,465	1,798,940	1,671,665	1,492,144
Units issued and transferred from other funding options	41,740	35,624	256,310	665,230	312,012	680,918
Units redeemed and transferred to other funding options	(112,473)	(117,269)	(390,764)	(597,705)	(499,817)	(501,397)
Units end of year	231,596	302,329	1,732,011	1,866,465	1,483,860	1,671,665
	Fidelity® VIP Mid Cap Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	130,081	160,157	241,149	261,627	65,286	76,910
Units issued and transferred from other funding options	10,284	14,515	17,394	21,988	11,010	5,168
Units redeemed and transferred to other funding options	(21,946)	(44,591)	(40,908)	(42,466)	(18,607)	(16,792)
Units end of year	118,419	130,081	217,635	241,149	57,689	65,286

	Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	447,558	532,338	188,793	207,344	71,486	82,071
Units issued and transferred from other funding options	22,932	68,321	23,113	25,414	8,073	25,545
Units redeemed and transferred to other funding options	(90,736)	(153,101)	(30,905)	(43,965)	(18,027)	(36,130)
Units end of year	379,754	447,558	181,001	188,793	61,532	71,486

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	5,141	5,460	6,536	6,994	1,401,886	1,180,360
Units issued and transferred from other funding options	240	224	603	153	566,167	503,045
Units redeemed and transferred to other funding options	(168)	(543)	(1,221)	(611)	(178,060)	(281,519)
Units end of year	5,213	5,141	5,918	6,536	1,789,993	1,401,886

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented prior to 2022. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented prior to 2022.

	BlackRock Global Allocation V.I. Sub-Account		Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	179,596	102,362	1,819,064	1,300,739	117	126
Units issued and transferred from other funding options	28,005	92,547	740,020	887,732	—	—
Units redeemed and transferred to other funding options	(9,187)	(15,313)	(153,886)	(369,407)	(9)	(9)
Units end of year	198,414	179,596	2,405,198	1,819,064	108	117
	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	129,320	165,400	477,665	487,698	425,295	457,384
Units issued and transferred from other funding options	15,446	13,635	25,762	39,794	37,014	125,023
Units redeemed and transferred to other funding options	(28,917)	(49,715)	(70,403)	(49,827)	(90,216)	(157,112)
Units end of year	115,849	129,320	433,024	477,665	372,093	425,295

	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2022 (a)	2022	2021	2022	2021
Units beginning of year	—	3,911,044	3,227,268	356,164	411,937
Units issued and transferred from other funding options	13,314	621,679	1,249,216	38,375	34,374
Units redeemed and transferred to other funding options	—	(409,435)	(565,440)	(64,873)	(90,147)
Units end of year	13,314	4,123,288	3,911,044	329,666	356,164

	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	45,437	54,797	38,862	40,369	1,152	1,523
Units issued and transferred from other funding options	1,400	1,301	346	350	—	—
Units redeemed and transferred to other funding options	(9,398)	(10,661)	(2,873)	(1,857)	(68)	(371)
Units end of year	37,439	45,437	36,335	38,862	1,084	1,152

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2022 and 2021:

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		PIMCO VIT High Yield Sub-Account		PIMCO VIT Low Duration Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	2,450,122	1,612,960	3,064	2,835	2,856	2,796
Units issued and transferred from other funding options	537,224	954,901	7	285	4	167
Units redeemed and transferred to other funding options	(256,928)	(117,739)	(168)	(56)	(25)	(107)
Units end of year	2,730,418	2,450,122	2,903	3,064	2,835	2,856

	TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2022	2021
Units beginning of year	3,253	3,254
Units issued and transferred from other funding options	—	—
Units redeemed and transferred to other funding options	—	(1)
Units end of year	3,253	3,253

(a) For the period April 29, 2022 to December 31, 2022.

(b) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented prior to 2022. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented prior to 2022.

	Pioneer Mid Cap Value VCT Sub-Account		Putnam VT Large Cap Value Sub-Account		Putnam VT Sustainable Leaders Sub-Account
	2022	2021	2022	2021	2022	2021
Units beginning of year	29,537	32,642	288	1,836	16,128	15,844
Units issued and transferred from other funding options	729	4,404	—	—	284	408
Units redeemed and transferred to other funding options	(4,372)	(7,509)	—	(1,548)	(86)	(124)
Units end of year	25,894	29,537	288	288	16,326	16,128

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2022	1,157,850	1.55 - 80.81	20,852,156	0.65	0.75 - 1.90	(26.15) - (25.30)
Growth Sub-Account	2021	992,510	2.10 - 108.18	28,858,261	0.33	0.75 - 1.90	14.23 - 15.55
	2020	734,379	1.84 - 93.62	27,729,220	0.34	0.75 - 1.90	28.00 - 29.49
	2019	757,371	1.43 - 72.30	24,833,450	1.09	0.75 - 1.90	32.73 - 34.27
	2018	666,508	1.08 - 53.85	21,025,810	0.64	0.75 - 1.90	(10.77) - (9.73)
American Funds® Global	2022	99,942	1.21 - 57.13	3,136,672	—	0.75 - 1.65	(30.77) - (30.08)
Small Capitalization	2021	89,285	1.75 - 81.70	4,181,623	—	0.75 - 1.65	4.79 - 5.94
Sub-Account	2020	78,876	1.67 - 77.12	4,652,746	0.17	0.75 - 1.65	27.39 - 28.75
	2019	93,529	1.31 - 59.90	4,367,370	0.15	0.75 - 1.65	29.23 - 30.54
	2018	106,255	1.01 - 45.89	4,080,500	0.08	0.75 - 1.65	(12.19) - (11.22)
American Funds® Growth	2022	163,471	58.16 - 641.01	38,543,614	0.32	0.75 - 1.90	(31.25) - (30.46)
Sub-Account[4]	2021	167,146	84.01 - 923.63	57,848,449	0.19	0.75 - 1.90	19.69 - 21.08
	2020	203,565	69.70-764.36	58,175,312	0.31	0.75 - 1.90	49.21 - 50.94
	2019	264,864	46.38-507.41	49,108,591	0.73	0.75 - 1.90	28.31 - 29.80
	2018	310,552	35.90-352.76	44,466,876	0.41	0.75 - 1.90	(2.14) - (1.00)
American Funds®	2022	1,301,703	1.49 - 362.20	22,633,122	1.22	0.95 - 1.90	(18.06) - (17.28)
Growth-Income	2021	1,108,656	1.82 - 437.86	31,034,165	1.10	0.95 - 1.90	21.76 - 22.92
Sub-Account	2020	906,040	1.49 - 356.21	28,417,461	1.34	0.95 - 1.90	11.40 - 12.47
	2019	875,000	1.34 - 316.72	28,423,083	1.64	0.95 - 1.90	23.76 - 24.94
	2018	455,519	1.08 - 253.49	24,805,980	1.34	0.95 - 1.90	(3.65) - (2.72)
American Funds® The Bond	2022	2,423,274	0.96 - 20.06	6,955,769	2.76	0.95 - 1.65	(14.09) - (13.41)
Fund of America	2021	2,385,576	1.12 - 23.16	8,989,242	1.39	0.95 - 1.65	(2.12) - (1.25)
Sub-Account	2020	1,767,691	1.15 - 23.46	8,872,094	2.04	0.95 - 1.65	7.69 - 8.69
	2019	1,698,951	1.06 - 21.58	9,071,314	2.53	0.95 - 1.65	7.40 - 8.32
	2018	1,102,843	0.99 - 19.92	8,850,710	2.38	0.95 - 1.65	(2.42) - (1.66)
BHFTI AB Global Dynamic	2022	6,920,353	12.33 - 14.19	90,348,898	4.30	0.75 - 1.95	(21.96) - (21.02)
Allocation Sub-Account	2021	7,604,691	15.80 - 17.96	126,581,307	0.22	0.75 - 1.95	7.17 - 8.46
	2020	8,406,848	14.74 - 16.56	129,945,316	1.77	0.75 - 1.95	4.03 - 5.29
	2019	9,188,003	14.17 - 15.73	135,837,547	3.44	0.75 - 1.95	15.79 - 17.19
	2018	10,217,872	12.19 - 13.42	129,847,013	1.66	0.75 - 2.00	(8.82) - (7.67)
BHFTI AB International Bond	2022	159,164	8.54 - 8.62	1,370,733	11.15	1.30 - 1.55	(16.94) - (16.73)
Sub-Account	2021	154,592	10.28 - 10.35	1,598,987	0.02	1.30 - 1.55	(3.63) - (3.39)
(Commenced 4/29/2019)	2020	94,140	10.66 - 10.71	1,007,910	2.19	1.30 - 1.55	2.78 - 3.03
	2019	13,144	10.38 - 10.39	136,536	—	1.30 - 1.55	3.79 - 3.97
BHFTI Allspring Mid Cap	2022	457,171	33.18 - 37.47	16,121,537	0.38	1.30 - 1.95	(6.80) - (6.19)
Value Sub-Account	2021	528,782	35.60 - 39.94	19,946,993	0.64	1.30 - 1.95	26.46 - 27.28
	2020	621,225	28.15 - 31.38	18,466,288	0.89	1.30 - 1.95	0.73 - 1.38
	2019	690,833	27.95 - 30.95	20,317,543	0.66	1.30 - 1.95	32.92 - 33.78
	2018	798,082	21.03 - 23.13	17,592,214	0.97	1.30 - 1.95	(14.98) - (14.42)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2022	11,108,717	16.62 - 19.40	196,621,444	1.41	0.90 - 1.95	(18.37) - (17.51)
Balanced Allocation	2021	11,574,421	20.36 - 23.51	249,625,501	1.18	0.90 - 1.95	9.98 - 11.14
Sub-Account	2020	12,122,651	18.52 - 21.16	236,408,038	1.71	0.90 - 1.95	13.33 - 14.53
	2019	12,672,640	16.34 - 18.47	216,959,616	1.80	0.90 - 1.95	17.22 - 18.46
	2018	13,364,606	13.94 - 15.59	194,218,216	1.46	0.90 - 1.95	(6.17) - (5.17)
BHFTI American Funds®	2022	5,742,362	18.23 - 20.51	110,709,810	1.07	1.15 - 1.95	(20.10) - (19.45)
Growth Allocation	2021	6,000,642	22.82 - 25.46	144,066,425	0.81	1.15 - 1.95	13.67 - 14.58
Sub-Account	2020	6,030,618	20.08 - 22.22	126,663,430	1.57	1.15 - 1.95	14.66 - 15.59
	2019	6,279,397	17.51 - 19.23	114,487,890	1.67	1.15 - 1.95	7.84 - 22.22
	2018	6,617,229	14.44 - 15.73	99,054,005	1.22	1.15 - 1.95	(7.60) - (6.85)
BHFTI American Funds®	2022	6,033,439	1.79 - 31.51	76,530,552	0.56	0.95 - 1.95	(31.51) - (30.82)
Growth Sub-Account	2021	5,365,191	2.61 - 45.63	101,719,282	—	0.95 - 1.95	19.27 - 20.47
	2020	4,894,166	2.18 - 37.96	89,226,532	0.83	0.95 - 1.95	48.70 - 50.20
	2019	5,136,432	1.46 - 25.32	62,976,175	0.43	0.95 - 1.95	27.82 - 29.11
	2018	4,491,476	1.14 - 19.34	48,010,018	0.39	0.95 - 1.95	(2.43) - (1.44)
BHFTI American Funds®	2022	6,164,102	15.05 - 17.56	98,772,154	1.74	0.90 - 1.95	(16.27) - (15.39)
Moderate Allocation	2021	6,141,812	17.97 - 20.75	116,777,131	1.53	0.90 - 1.95	7.52 - 8.66
Sub-Account	2020	6,377,750	16.72 - 19.10	112,094,413	1.89	0.90 - 1.95	10.80 - 11.98
	2019	6,568,015	15.09 - 17.06	103,603,783	1.97	0.90 - 1.95	13.91 - 15.12
	2018	7,025,392	13.24 - 14.82	96,769,646	1.73	0.90 - 1.95	(5.29) - (4.29)
BHFTI BlackRock Global	2022	13,340,408	12.06 - 13.87	170,129,685	2.32	0.75 - 1.95	(20.45) - (19.49)
Tactical Strategies	2021	14,666,019	15.16 - 17.23	234,000,158	1.36	0.75 - 1.95	7.67 - 8.97
Sub-Account	2020	16,183,955	14.08 - 15.81	238,675,464	1.57	0.75 - 1.95	2.29 - 3.53
	2019	17,655,618	13.76 - 15.27	253,291,322	0.20	0.75 - 1.95	18.30 - 19.72
	2018	19,774,509	11.59 - 12.76	238,743,384	1.42	0.75 - 2.00	(9.03) - (7.88)
BHFTI BlackRock High Yield	2022	4,834,036	1.08 - 37.40	53,734,601	5.03	0.75 - 1.95	(12.06) - (11.00)
Sub-Account	2021	4,744,372	1.22 - 42.02	62,139,037	3.87	0.75 - 1.95	3.14 - 4.39
	2020	2,663,226	1.18 - 40.26	43,168,060	5.09	0.75 - 1.95	5.42 - 6.70
	2019	1,950,758	1.12 - 37.73	28,165,526	5.79	0.75 - 1.95	12.64 - 13.99
	2018	1,287,335	0.99 - 33.10	20,122,403	4.80	0.75 - 1.95	(4.76) - (3.60)
BHFTI Brighthouse Asset	2022	3,904,049	22.43 - 27.90	92,559,747	1.35	0.75 - 1.95	(21.69) - (20.75)
Allocation 100	2021	4,088,833	28.65 - 35.20	123,439,722	1.12	0.75 - 1.95	15.85 - 17.24
Sub-Account	2020	4,447,639	24.73 - 30.02	115,444,844	1.16	0.75 - 1.95	16.61 - 18.02
	2019	4,772,123	21.20 - 25.44	105,927,507	1.51	0.75 - 1.95	25.02 - 26.53
	2018	5,260,585	16.96 - 20.10	93,121,684	1.02	0.75 - 1.95	(11.81) - (10.74)
BHFTI Brighthouse Balanced	2022	21,779,504	14.25 - 16.40	329,714,238	2.43	0.75 - 1.95	(23.31) - (22.39)
Plus Sub-Account	2021	23,834,679	18.58 - 21.13	468,035,055	2.32	0.75 - 1.95	5.47 - 6.74
	2020	26,280,061	17.62 - 19.79	486,748,752	2.34	0.75 - 1.95	10.34 - 11.68
	2019	28,468,889	15.97 - 17.72	475,407,587	2.02	0.75 - 1.95	21.18 - 22.64
	2018	30,748,386	13.13 - 14.45	421,451,230	1.67	0.75 - 2.00	(9.21) - (8.06)
BHFTI Brighthouse Small Cap	2022	674,431	33.39 - 49.39	24,116,100	0.61	1.15 - 1.95	(14.77) - (14.08)
Value Sub-Account	2021	726,526	39.18 - 57.51	30,335,558	0.83	1.30 - 1.95	29.23 - 30.29
	2020	864,071	30.32 - 44.14	27,796,792	1.41	1.30 - 1.95	(2.50) - (1.71)
	2019	910,026	31.09 - 44.91	29,864,040	0.89	1.30 - 1.95	26.29 - 27.27
	2018	990,586	24.62 - 35.28	25,659,573	1.03	1.30 - 1.95	(16.88) - (16.16)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/abrdn	2022	2,172,082	9.54 - 20.02	22,036,110	0.73	0.75 - 1.95	(27.24) - (26.36)
Emerging Markets Equity	2021	2,139,801	13.11 - 27.28	29,675,089	0.17	0.75 - 1.95	(6.90) - (5.77)
Sub-Account	2020	2,232,694	14.08 - 29.06	33,117,310	1.99	0.75 - 1.95	24.83 - 26.35
	2019	2,588,376	11.28 - 23.08	30,651,301	1.64	0.75 - 1.95	18.42 - 19.85
	2018	2,880,148	9.53 - 19.35	28,704,578	2.59	0.75 - 1.95	(15.85) - (14.83)
BHFTI Brighthouse/Eaton	2022	996,252	11.57 - 12.81	12,290,962	3.57	1.15 - 1.95	(3.50) - (2.73)
Vance Floating Rate	2021	883,825	11.99 - 13.16	11,241,971	3.04	1.15 - 1.95	1.50 - 2.31
Sub-Account	2020	752,487	11.81 - 12.87	9,359,795	4.73	1.15 - 1.95	0.09 - 0.89
	2019	726,357	11.80 - 12.57	8,963,538	4.54	1.30 - 1.95	1.11 - 5.65
	2018	646,814	11.24 - 11.90	7,538,932	3.60	1.30 - 1.95	(1.64) - (0.99)
BHFTI Brighthouse/Franklin	2022	1,383,992	8.92 - 10.27	12,905,500	2.67	0.75 - 1.95	(6.57) - (5.45)
Low Duration Total Return	2021	1,646,433	9.55 - 10.86	16,378,251	1.87	0.75 - 1.95	(1.66) - (0.47)
Sub-Account	2020	1,468,500	9.71 - 10.91	14,779,460	3.35	0.75 - 1.95	0.15 - 1.36
	2019	1,626,120	9.70 - 10.76	16,321,879	3.38	0.75 - 1.95	1.06 - 3.85
	2018	1,653,824	9.45 - 10.36	16,098,194	1.73	0.75 - 1.95	(1.51) - (0.32)
BHFTI Brighthouse/Templeton	2022	229,853	9.45 - 11.06	2,290,416	—	0.75 - 1.90	(6.42) - (5.34)
International Bond	2021	263,952	10.10 - 11.69	2,798,658	—	0.75 - 1.90	(6.80) - (5.72)
Sub-Account	2020	240,718	10.84 - 12.40	2,725,886	6.34	0.75 - 1.90	(7.68) - (6.61)
	2019	217,145	11.74 - 13.28	2,653,379	8.18	0.75 - 1.90	(0.74) - 0.41
	2018	205,255	11.83 - 13.22	2,518,417	—	0.75 - 1.90	(0.91) - 0.24
BHFTI	2022	56,237	26.12 - 33.43	1,517,054	0.56	0.75 - 1.90	(20.64) - (19.81)
Brighthouse/Wellington Large	2021	60,472	32.91 - 41.69	2,054,177	0.75	0.75 - 1.90	21.86 - 23.10
Cap Research Sub-Account	2020	66,113	27.01 - 33.87	1,845,036	0.99	0.75 - 1.90	19.80 - 21.12
	2019	71,956	22.54 - 27.96	1,672,902	1.02	0.75 - 1.90	29.35 - 30.72
	2018	82,238	17.43 - 21.39	1,485,745	0.87	0.75 - 1.90	(8.07) - (7.10)
BHFTI CBRE Global Real	2022	734,769	18.25 - 37.17	14,341,988	4.08	0.75 - 1.95	(26.44) - (25.55)
Estate Sub-Account	2021	773,224	24.81 - 50.07	20,437,475	2.86	0.75 - 1.95	31.83 - 33.42
	2020	912,650	18.82 - 37.70	18,222,815	4.48	0.75 - 1.95	(6.86) - (5.73)
	2019	871,120	20.21 - 40.15	18,605,549	3.06	0.75 - 1.95	22.40 - 23.88
	2018	1,046,491	16.51 - 32.55	18,205,217	5.92	0.75 - 1.95	(10.42) - (9.33)
BHFTI Harris Oakmark	2022	1,585,613	24.38 - 29.58	42,520,364	2.20	1.15 - 1.95	(17.62) - (16.96)
International Sub-Account	2021	1,624,824	29.50 - 35.99	52,648,951	0.64	1.10 - 1.95	6.35 - 7.25
	2020	1,793,726	27.67 - 34.54	54,424,155	3.27	0.95 - 1.95	3.08 - 4.12
	2019	1,759,844	26.77 - 32.27	51,536,041	2.21	1.10 - 1.95	22.11 - 23.16
	2018	1,871,869	21.85 - 26.21	44,695,497	1.70	0.95 - 1.95	(25.45) - (24.81)
BHFTI Invesco Balanced-Risk	2022	24,284,217	1.24 - 13.37	32,681,301	6.37	0.75 - 1.95	(14.10) - (13.06)
Allocation Sub-Account	2021	24,747,537	1.44 - 15.46	38,583,524	2.96	0.75 - 1.95	7.57 - 8.87
	2020	26,870,316	1.34 - 14.28	38,662,468	5.37	0.75 - 1.95	8.00 - 9.31
	2019	28,935,666	1.24 - 13.14	38,350,427	—	0.75 - 1.95	13.05 - 14.42
	2018	34,047,720	1.10 - 11.55	39,391,891	1.17	0.75 - 2.00	(8.30) - (7.14)
BHFTI Invesco Comstock	2022	1,122,554	25.98 - 42.87	31,709,682	1.85	0.75 - 1.95	(1.30) - (0.11)
Sub-Account	2021	1,281,182	26.33 - 43.01	36,405,122	1.87	0.75 - 1.95	30.61 - 32.19
	2020	1,508,027	20.16 - 32.60	32,671,738	2.22	0.75 - 1.95	(2.43) - (1.25)
	2019	1,499,605	20.66 - 33.08	33,155,293	2.11	0.75 - 1.95	22.54 - 24.02
	2018	1,664,588	16.86 - 19.87	29,916,589	0.63	0.75 - 1.95	(13.86) - (12.81)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Global Equity	2022	83,929	32.27 - 44.00	3,132,896	—	0.75 - 1.95	(33.16) - (32.35)
Sub-Account	2021	77,634	48.27 - 65.04	4,292,087	—	0.75 - 1.95	13.24 - 14.61
	2020	82,182	42.63 - 56.75	4,017,630	0.69	0.75 - 1.95	25.11 - 26.63
	2019	102,972	34.07 - 44.82	3,980,202	0.79	0.75 - 1.95	29.03 - 30.58
	2018	116,549	26.41 - 34.32	3,478,836	0.99	0.75 - 1.95	(14.83) - (13.80)
BHFTI Invesco Small Cap	2022	871,936	35.73 - 42.35	34,367,420	—	0.95 - 1.95	(36.40) - (35.89)
Growth Sub-Account	2021	765,164	56.18 - 68.79	47,064,073	—	0.95 - 1.95	4.87 - 5.92
	2020	734,094	53.57 - 64.94	42,548,622	—	0.95 - 1.95	53.73 - 55.28
	2019	771,088	34.85 - 41.82	28,722,701	—	0.95 - 1.95	22.01 - 23.23
	2018	782,123	28.56 - 32.51	23,720,987	—	1.20 - 1.95	(10.81) - (10.14)
BHFTI JPMorgan Core Bond	2022	2,674,701	9.69 - 10.69	27,532,900	2.45	1.15 - 1.95	(14.55) - (13.87)
Sub-Account	2021	2,920,833	11.25 - 12.43	34,982,963	2.31	1.15 - 1.95	(3.36) - (2.59)
	2020	2,661,284	11.55 - 12.78	32,791,435	3.20	1.15 - 1.95	5.80 - 6.66
	2019	2,477,440	10.83 - 12.00	28,682,200	4.44	1.15 - 1.95	6.13 - 6.98
	2018	2,542,779	10.48 - 11.23	27,623,106	2.69	1.30 - 1.95	(1.92) - (1.28)
BHFTI JPMorgan Global	2022	35,876,372	1.36 - 14.60	52,280,070	2.46	0.90 - 1.95	(19.14) - (18.28)
Active Allocation	2021	39,075,024	1.68 - 17.94	70,080,994	0.48	0.90 - 1.95	7.52 - 8.66
Sub-Account	2020	40,758,747	1.57 - 16.58	67,548,179	2.27	0.75 - 1.95	10.05 - 11.39
	2019	43,285,628	1.42 - 14.97	64,742,260	2.75	0.75 - 1.95	14.66 - 16.04
	2018	47,476,683	1.24 - 12.97	61,598,686	1.59	0.75 - 2.00	(9.04) - (7.88)
BHFTI JPMorgan Small Cap	2022	117,565	26.57 - 31.18	3,225,562	1.14	0.75 - 1.90	(14.84) - (14.15)
Value Sub-Account	2021	135,026	31.20 - 36.32	4,338,893	1.12	0.75 - 1.90	30.51 - 31.75
	2020	162,370	23.90 - 27.57	3,990,830	1.41	0.75 - 1.90	4.34 - 5.32
	2019	157,392	22.91 - 26.18	3,698,007	1.32	0.75 - 1.90	17.28 - 18.26
	2018	171,486	19.53 - 22.13	3,434,677	1.31	0.75 - 1.90	(15.39) - (14.55)
BHFTI Loomis Sayles Global	2022	721,967	22.23 - 25.40	17,095,364	—	1.15 - 1.95	(24.78) - (24.17)
Allocation Sub-Account	2021	752,458	29.55 - 33.50	23,557,056	0.83	1.15 - 1.95	12.05 - 12.95
	2020	724,959	26.37 - 29.23	20,068,595	0.68	1.25 - 1.95	12.57 - 13.36
	2019	759,526	23.43 - 25.78	18,565,513	1.49	1.25 - 1.95	25.06 - 25.94
	2018	840,133	18.73 - 20.47	16,345,790	1.83	1.25 - 1.95	(7.23) - (6.57)
BHFTI Loomis Sayles Growth	2022	1,904,231	17.22 - 291.56	43,988,393	—	0.75 - 1.95	(29.39) - (28.54)
Sub-Account	2021	1,911,338	24.24 - 410.49	62,332,152	0.07	0.75 - 1.95	15.99 - 17.54
	2020	1,620,817	20.77 - 351.34	41,866,619	0.64	0.75 - 1.95	29.67 - 32.17
	2019	2,307,131	15.92 - 269.23	44,736,528	0.81	0.75 - 1.95	21.18 - 22.65
	2018	2,525,710	13.06 - 220.81	40,211,767	0.59	0.75 - 1.95	(8.86) - (7.76)
BHFTI MetLife Multi-Index	2022	26,103,234	1.28 - 13.64	37,616,111	1.77	0.90 - 1.95	(22.61) - (21.80)
Targeted Risk Sub-Account	2021	28,930,911	1.66 - 18.41	54,133,667	1.78	0.75 - 1.95	7.60 - 8.90
	2020	30,858,661	1.54 - 16.91	53,394,741	2.19	0.75 - 1.95	4.49 - 5.76
	2019	32,319,545	1.47 - 15.99	52,615,574	2.06	0.75 - 1.95	19.36 - 20.80
	2018	32,838,193	1.23 - 13.24	44,448,246	1.78	0.75 - 2.00	(9.03) - (7.88)
BHFTI MFS® Research	2022	1,280,783	18.04 - 29.92	24,998,786	1.79	0.75 - 1.95	(19.16) - (18.18)
International Sub-Account	2021	1,319,738	22.31 - 36.69	31,678,004	0.95	0.75 - 1.95	9.56 - 10.88
	2020	1,424,172	20.36 - 33.22	31,070,983	2.23	0.75 - 1.95	10.83 - 12.17
	2019	1,554,900	18.37 - 29.75	30,470,897	1.33	0.75 - 1.95	25.84 - 27.36
	2018	1,665,206	14.60 - 23.44	25,834,571	1.94	0.75 - 1.95	(15.67) - (14.64)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Morgan Stanley	2022	319,487	23.62 - 30.71	8,373,705	—	0.75 - 1.95	(63.25) - (62.80)
Discovery Sub-Account	2021	221,149	64.26 - 82.57	15,658,926	—	0.75 - 1.95	(12.50) - (11.45)
	2020	271,611	73.44 - 93.24	21,703,101	—	0.75 - 1.95	148.23 - 151.22
	2019	361,933	29.58 - 37.11	11,737,864	—	0.75 - 1.95	37.42 - 39.08
	2018	440,192	21.53 - 26.69	10,359,704	—	0.75 - 1.95	8.01 - 9.32
BHFTI PanAgora Global	2022	71,719,313	1.04 - 11.10	78,195,574	16.70	0.75 - 1.95	(27.10) - (26.22)
Diversified Risk	2021	4,339,888	1.43 - 15.13	6,608,809	—	0.75 - 1.90	4.39 - 5.60
Sub-Account	2020	4,058,719	1.37 - 14.40	5,912,597	3.18	0.75 - 1.90	9.74 - 11.01
	2019	3,676,013	1.25 - 13.05	4,799,922	3.33	0.75 - 1.90	19.70 - 21.08
	2018	3,544,530	1.04 - 10.83	3,847,826	—	0.75 - 2.00	(9.43) - (8.29)
BHFTI PIMCO Inflation	2022	3,322,685	13.63 - 17.27	48,728,411	6.26	0.75 - 1.95	(13.58) - (12.53)
Protected Bond Sub-Account	2021	3,589,130	15.78 - 19.74	60,507,516	0.73	0.75 - 1.95	3.38 - 4.63
	2020	3,419,774	15.26 - 18.87	55,434,901	2.68	0.75 - 1.95	9.38 - 10.71
	2019	3,570,836	13.95 - 17.04	52,681,910	3.40	0.75 - 1.95	3.20 - 7.46
	2018	3,976,454	13.14 - 15.86	55,026,070	1.58	0.75 - 1.95	(4.30) - (3.14)
BHFTI PIMCO Total Return	2022	6,136,560	15.02 - 19.51	100,619,358	2.94	0.75 - 1.95	(16.21) - (15.20)
Sub-Account	2021	6,708,999	17.93 - 23.01	130,688,648	1.81	0.75 - 1.95	(3.30) - (2.13)
	2020	6,422,062	18.54 - 23.51	128,631,465	3.65	0.75 - 1.95	6.41 - 7.70
	2019	6,719,811	17.42 - 21.83	125,479,864	2.89	0.75 - 1.95	6.37 - 7.65
	2018	7,156,264	16.38 - 20.28	124,952,104	1.35	0.75 - 1.95	(2.17) - (0.98)
BHFTI Schroders Global	2022	22,386,475	1.24 - 13.34	29,726,905	1.40	0.75 - 1.95	(21.71) - (20.77)
Multi-Asset Sub-Account	2021	24,183,311	1.59 - 16.93	40,928,882	0.32	0.75 - 1.95	9.27 - 10.59
	2020	28,178,777	1.45 - 15.40	43,330,188	1.77	0.75 - 1.95	0.13 - 1.34
	2019	30,051,102	1.45 - 15.28	45,838,902	1.46	0.75 - 1.95	19.15 - 20.58
	2018	34,002,282	1.21 - 12.74	43,309,580	1.66	0.75 - 2.00	(11.23) - (10.10)
BHFTI SSGA Emerging Markets	2022	90,742	8.97 - 9.11	821,679	2.42	1.15 - 1.55	(21.54) - (21.23)
Enhanced Index Sub-Account	2021	65,053	11.43 - 11.56	748,995	1.19	1.15 - 1.55	(1.23) - (0.84)
(Commenced 4/29/2019)	2020	21,007	11.58 - 11.66	244,296	2.63	1.15 - 1.55	12.87 - 13.33
	2019	12,728	10.26 - 10.28	130,752	—	1.30 - 1.55	2.60 - 2.78
BHFTI SSGA Growth and	2022	4,189,045	17.33 - 21.31	78,281,836	3.02	0.75 - 1.95	(17.01) - (16.01)
Income ETF Sub-Account	2021	4,329,542	20.88 - 25.38	96,981,286	1.78	0.75 - 1.95	11.19 - 12.53
	2020	4,610,993	18.78 - 22.55	92,267,877	2.67	0.75 - 1.95	7.70 - 9.00
	2019	4,769,378	17.43 - 20.69	88,116,882	2.32	0.75 - 1.95	17.30 - 18.72
	2018	5,040,707	14.86 - 17.43	79,002,382	2.31	0.75 - 1.95	(8.34) - (7.22)
BHFTI SSGA Growth ETF	2022	2,143,921	18.54 - 22.81	43,083,189	2.76	0.75 - 1.95	(17.50) - (16.50)
Sub-Account	2021	2,260,653	22.48 - 27.32	54,751,208	1.46	0.75 - 1.95	15.33 - 16.73
	2020	2,409,539	19.49 - 23.41	50,378,450	2.40	0.75 - 1.95	8.60 - 9.92
	2019	2,597,644	17.94 - 21.29	49,729,593	1.96	0.75 - 1.95	20.08 - 21.53
	2018	2,681,123	14.94 - 17.52	42,553,669	2.01	0.75 - 1.95	(10.52) - (9.43)
BHFTI T. Rowe Price Large	2022	459,482	70.60 - 158.00	55,541,055	1.60	0.75 - 1.95	(6.98) - (5.86)
Cap Value Sub-Account	2021	502,926	75.79 - 167.83	64,790,307	1.87	0.75 - 1.95	23.55 - 25.04
	2020	552,845	61.25 - 134.22	56,950,224	2.43	0.75 - 1.95	0.88 - 2.10
	2019	558,436	60.61 - 131.46	56,504,655	2.07	0.75 - 1.95	24.07 - 25.57
	2018	601,200	48.79 - 104.69	48,727,954	1.78	0.75 - 1.95	(10.92) - (9.84)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI T. Rowe Price Mid Cap	2022	1,790,394	27.08 - 32.23	53,143,407	—	1.15 - 1.95	(24.02) - (23.42)
Growth Sub-Account	2021	1,809,374	35.64 - 42.09	70,219,983	—	1.15 - 1.95	12.76 - 13.66
	2020	1,820,476	31.61 - 37.03	62,126,898	0.03	1.15 - 1.95	21.52 - 22.50
	2019	1,818,189	26.01 - 30.23	50,530,533	0.03	1.15 - 1.95	28.54 - 29.57
	2018	1,928,897	20.24 - 22.66	41,420,635	—	1.30 - 1.95	(4.09) - (3.46)
BHFTI Victory Sycamore Mid	2022	291,402	54.75 - 74.24	17,809,400	1.65	0.75 - 1.95	(4.57) - (3.43)
Cap Value Sub-Account	2021	325,975	57.37 - 76.87	20,768,085	1.11	0.75 - 1.95	29.25 - 30.81
	2020	377,683	44.39 - 58.76	18,525,969	1.46	0.75 - 1.95	5.55 - 6.83
	2019	385,188	42.05 - 55.00	17,797,016	1.08	0.75 - 1.95	26.49 - 28.02
	2018	433,096	33.24 - 42.96	15,744,266	0.55	0.75 - 1.95	(11.89) - (10.82)
BHFTI Western Asset	2022	2,816,892	9.25 - 10.64	27,754,339	2.34	0.75 - 1.95	(16.32) - (15.32)
Management	2021	3,055,180	11.05 - 12.57	35,766,498	2.14	0.75 - 1.95	(3.87) - (2.71)
Government Income	2020	3,438,704	11.50 - 12.92	41,607,571	2.40	0.75 - 1.95	5.59 - 6.87
Sub-Account	2019	3,474,529	10.89 - 12.09	39,631,125	2.73	0.75 - 1.95	5.42 - 6.69
	2018	3,791,273	10.29 - 11.33	40,819,022	2.80	0.75 - 2.00	(2.05) - (0.82)
BHFTII Baillie Gifford	2022	744,198	10.68 - 17.89	11,036,432	0.84	1.30 - 1.95	(30.19) - (29.73)
International Stock	2021	712,522	15.30 - 25.49	14,988,798	0.74	1.30 - 1.95	(2.91) - (2.27)
Sub-Account	2020	747,852	15.76 - 26.11	16,093,061	1.82	1.30 - 1.95	23.82 - 24.63
	2019	816,882	12.73 - 20.97	14,010,380	1.08	1.30 - 1.95	10.44 - 30.70
	2018	937,037	9.80 - 16.06	12,270,605	0.91	1.30 - 1.95	(18.80) - (18.27)
BHFTII BlackRock Bond	2022	266,694	49.47 - 74.85	15,688,342	2.70	0.75 - 1.90	(15.88) - (15.00)
Income Sub-Account	2021	273,225	58.81 - 88.05	18,997,191	2.59	0.75 - 1.90	(2.47) - (1.43)
	2020	219,703	60.30 - 89.34	15,513,039	3.24	0.75 - 1.90	6.40 - 7.52
	2019	170,143	56.67 - 83.08	11,162,312	3.54	0.75 - 1.90	7.60 - 8.73
	2018	146,429	52.67 - 76.41	8,806,036	3.27	0.75 - 1.90	(2.40) - (1.36)
BHFTII BlackRock Capital	2022	208,565	3.56 - 104.79	12,954,595	—	0.75 - 1.90	(38.78) - (38.08)
Appreciation Sub-Account	2021	174,283	5.79 - 169.22	16,610,613	—	0.75 - 1.90	18.92 - 20.30
	2020	149,933	4.84 - 140.67	11,092,077	—	0.75 - 1.90	38.01 - 39.61
	2019	107,037	3.49 - 100.76	4,300,435	0.10	0.75 - 1.90	30.29 - 31.86
	2018	91,092	2.66 - 76.41	2,291,502	0.11	0.75 - 1.90	(4.42) - 1.66
BHFTII BlackRock	2022	6,456,867	0.96 - 22.83	44,371,907	—	0.75 - 1.95	(0.77) - 0.43
Ultra-Short Term Bond	2021	6,139,612	0.96 - 22.83	46,921,730	0.08	0.75 - 1.95	(2.37) - (1.19)
Sub-Account	2020	5,445,123	0.98 - 23.19	49,729,047	1.65	0.75 - 1.95	(1.75) - (0.56)
	2019	5,161,657	1.00 - 23.42	47,748,304	1.53	0.75 - 1.95	(0.09) - 1.12
	2018	5,290,563	0.99 - 23.25	49,931,627	0.73	0.75 - 1.95	(0.42) - 0.79
BHFTII Brighthouse Asset	2022	902,168	1.03 - 17.18	11,945,834	3.08	0.75 - 1.95	(14.37) - (13.34)
Allocation 20 Sub-Account	2021	861,410	1.20 - 19.83	13,105,640	3.03	0.75 - 1.95	1.68 - 2.91
	2020	766,288	1.18 - 19.26	11,254,493	2.91	0.75 - 1.95	7.40 - 8.70
	2019	811,835	1.09 - 16.84	9,365,830	2.17	1.10 - 1.95	9.58 - 10.51
	2018	629,209	0.99 - 15.98	7,821,074	2.23	0.75 - 1.95	(4.50) - (3.34)
BHFTII Brighthouse Asset	2022	12,910,921	1.11 - 19.62	214,540,163	2.57	0.75 - 1.95	(15.50) - (14.48)
Allocation 40 Sub-Account	2021	14,048,161	1.31 - 22.94	279,716,525	2.66	0.75 - 1.95	5.35 - 6.62
	2020	15,661,755	1.24 - 21.52	294,980,895	2.67	0.75 - 1.95	8.89 - 10.21
	2019	17,118,149	1.13 - 19.53	294,316,953	2.16	0.75 - 1.95	13.36 - 14.73
	2018	19,202,713	1.00 - 17.02	290,842,062	2.01	0.75 - 1.95	(6.26) - (5.12)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2022	20,502,034	1.20 - 23.21	398,629,294	2.14	0.75 - 1.95	(16.96) - (15.96)
Allocation 60 Sub-Account	2021	22,078,453	1.44 - 27.62	514,442,119	2.11	0.75 - 1.95	8.76 - 10.08
	2020	24,020,879	1.32 - 25.09	512,822,909	2.18	0.75 - 2.00	11.59 - 13.00
	2019	25,803,127	1.18 - 22.21	491,164,015	1.96	0.75 - 2.00	17.06 - 18.53
	2018	27,892,903	1.00 - 18.73	455,682,989	1.64	0.75 - 2.00	(7.99) - (6.83)
BHFTII Brighthouse Asset	2022	14,113,934	1.28 - 26.15	298,346,941	1.79	0.75 - 1.95	(19.55) - (18.58)
Allocation 80 Sub-Account	2021	15,464,361	1.59 - 32.12	406,629,576	1.67	0.75 - 1.95	12.50 - 13.85
	2020	16,910,512	1.41 - 28.21	394,297,503	1.80	0.75 - 1.95	14.34 - 15.72
	2019	18,822,400	1.22 - 24.38	382,529,406	1.74	0.75 - 1.95	21.34 - 22.80
	2018	21,038,503	1.01 - 19.85	350,798,313	1.31	0.75 - 1.95	(9.90) - (8.80)
BHFTII Brighthouse/Artisan	2022	390,745	26.75 - 70.19	11,294,323	0.70	1.15 - 1.95	(14.52) - (13.83)
Mid Cap Value Sub-Account	2021	450,461	31.29 - 81.45	15,132,904	0.76	1.15 - 1.95	24.14 - 25.14
	2020	515,775	25.20 - 65.09	13,888,228	0.73	1.15 - 1.95	3.93 - 4.77
	2019	506,338	24.25 - 27.33	13,046,116	0.50	1.30 - 1.95	21.06 - 21.84
	2018	539,932	20.03 - 22.43	11,443,229	0.38	1.30 - 1.95	(15.10) - (14.54)
BHFTII	2022	173,923	23.05 - 26.57	4,247,298	2.33	0.95 - 1.95	(19.29) - (18.48)
Brighthouse/Dimensional	2021	188,151	28.56 - 32.59	5,661,149	1.55	0.95 - 1.95	11.66 - 12.78
International Small Company	2020	205,282	25.58 - 28.89	5,507,052	2.45	0.95 - 1.95	6.68 - 7.76
Sub-Account	2019	220,370	23.98 - 26.81	5,518,448	1.05	0.95 - 1.95	20.66 - 21.87
	2018	231,385	19.87 - 22.45	4,778,583	2.50	0.75 - 1.95	(22.11) - (21.16)
BHFTII	2022	2,244,900	1.72 - 125.60	70,228,400	1.31	0.75 - 1.95	(7.13) - (5.79)
Brighthouse/Wellington Core	2021	2,403,692	1.85 - 133.31	88,101,053	1.29	0.75 - 1.95	21.71 - 23.50
Equity Opportunities	2020	2,426,127	1.51 - 107.95	78,950,561	1.48	0.75 - 1.95	8.82 - 10.44
Sub-Account	2019	2,453,821	1.38 - 97.75	78,887,115	1.48	0.75 - 1.95	28.12 - 29.96
	2018	2,755,106	1.07 - 75.21	70,656,698	1.63	0.75 - 1.95	(2.29) - (0.84)
BHFTII Frontier Mid Cap	2022	303,134	28.66 - 118.15	9,392,763	—	1.15 - 1.95	(29.72) - (29.15)
Growth Sub-Account	2021	286,056	40.78 - 45.75	12,498,190	—	1.30 - 1.95	12.17 - 12.91
	2020	300,679	36.35 - 40.52	11,638,346	—	1.30 - 1.95	28.84 - 29.68
	2019	289,669	28.22 - 31.24	8,613,331	—	1.30 - 1.95	30.27 - 31.12
	2018	313,432	21.66 - 23.83	7,109,711	—	1.30 - 1.95	(7.73) - (7.12)
BHFTII Jennison Growth	2022	1,549,844	16.89 - 48.62	60,088,385	—	0.75 - 1.95	(40.20) - (39.48)
Sub-Account	2021	1,409,992	28.07 - 80.62	90,717,151	—	0.75 - 1.95	14.65 - 16.04
	2020	1,380,663	24.34 - 69.72	76,620,517	0.01	0.75 - 1.95	53.35 - 55.20
	2019	1,464,589	15.78 - 45.08	52,230,907	0.20	0.75 - 1.95	29.94 - 31.51
	2018	1,620,381	12.07 - 34.40	43,831,631	0.12	0.75 - 1.95	(1.83) - (0.64)
BHFTII Loomis Sayles Small	2022	9,302	75.14 - 79.58	716,056	—	1.70 - 1.90	(16.87) - (16.70)
Cap Core Sub-Account	2021	9,768	90.39 - 95.54	904,077	—	1.70 - 1.90	19.35 - 19.59
	2020	11,843	75.73 - 79.89	917,124	—	1.70 - 1.90	9.68 - 9.90
	2019	11,774	69.05 - 72.69	833,345	—	1.70 - 1.90	22.87 - 23.12
	2018	11,832	56.20 - 59.04	681,029	—	1.70 - 1.90	(12.98) - (12.80)
BHFTII Loomis Sayles Small	2022	13,366	29.57 - 34.79	420,271	—	0.75 - 1.50	(24.24) - (23.67)
Cap Growth Sub-Account	2021	13,797	39.03 - 45.58	571,469	—	0.75 - 1.50	8.11 - 8.92
	2020	14,903	36.10 - 41.85	569,459	—	0.75 - 1.50	32.04 - 33.04
	2019	16,179	27.34 - 31.45	468,283	—	0.75 - 1.50	24.63 - 25.56
	2018	19,502	21.94 - 25.05	451,260	—	0.75 - 1.50	(1.22) - (0.47)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate	2022	1,993,967	1.69 - 17.98	29,840,192	2.49	0.75 - 1.95	(15.00) - (13.98)
Bond Index Sub-Account	2021	2,091,257	1.97 - 20.90	36,310,567	2.36	0.75 - 1.95	(4.15) - (2.99)
	2020	1,777,483	2.04 - 21.54	31,538,770	2.55	0.75 - 1.95	4.82 - 6.09
	2019	1,145,343	1.93 - 20.31	19,134,533	2.93	0.75 - 1.95	6.25 - 7.53
	2018	1,062,730	1.80 - 18.88	16,435,910	2.82	0.75 - 2.00	(2.47) - (1.24)
BHFTII MetLife Mid Cap	2022	249,696	38.73 - 47.96	10,797,641	0.83	1.00 - 1.95	(15.17) - (14.36)
Stock Index Sub-Account	2021	236,049	45.65 - 56.00	11,895,616	0.87	1.00 - 1.95	21.62 - 22.78
	2020	244,010	37.54 - 45.61	9,989,114	1.22	1.00 - 1.95	10.88 - 11.94
	2019	242,817	33.86 - 40.75	8,858,249	1.11	1.00 - 1.95	23.12 - 24.29
	2018	247,006	27.50 - 32.79	7,240,467	0.99	1.00 - 1.95	(13.28) - (12.45)
BHFTII MetLife MSCI EAFE®	2022	527,562	1.81 - 17.44	8,395,699	3.48	1.00 - 1.95	(16.31) - (15.51)
Index Sub-Account	2021	541,578	2.14 - 19.97	10,196,923	1.52	1.00 - 1.95	8.22 - 9.25
	2020	565,388	1.96 - 18.33	9,602,086	2.96	1.00 - 1.95	5.44 - 6.44
	2019	514,486	1.84 - 17.28	8,199,643	2.43	1.00 - 1.95	19.23 - 20.37
	2018	499,779	1.53 - 14.40	6,606,006	2.76	1.00 - 1.95	(15.79) - (14.98)
BHFTII MetLife Russell 2000®	2022	335,310	4.17 - 40.22	12,531,329	0.77	1.00 - 1.95	(22.00) - (21.26)
Index Sub-Account	2021	316,964	5.30 - 51.16	15,078,874	0.78	1.00 - 1.95	11.99 - 13.06
	2020	324,150	4.68 - 45.31	13,538,340	1.14	1.00 - 1.95	16.95 - 18.07
	2019	339,156	3.97 - 37.24	11,955,820	0.88	1.00 - 1.95	22.78 - 23.96
	2018	324,847	3.20 - 30.13	9,215,132	0.82	1.00 - 1.95	(12.93) - (12.09)
BHFTII MetLife Stock Index	2022	2,096,326	13.54 - 128.91	77,419,177	1.07	1.00 - 1.95	(20.08) - (19.32)
Sub-Account	2021	2,083,501	16.78 - 160.01	95,740,312	1.35	1.00 - 1.95	25.57 - 26.77
	2020	2,078,635	13.24 - 124.24	75,354,201	1.71	1.00 - 1.95	15.54 - 16.65
	2019	1,905,561	11.35 - 106.79	59,292,658	1.97	1.00 - 1.95	28.28 - 29.50
	2018	1,931,296	8.76 - 82.65	46,327,633	1.61	1.00 - 2.90	(7.43) - (5.78)
BHFTII MFS® Total Return	2022	67,366	24.44 - 107.20	5,553,324	1.62	0.75 - 1.90	(11.52) - (10.54)
Sub-Account	2021	76,609	27.50 - 119.84	7,162,535	1.70	0.75 - 1.90	11.85 - 13.08
	2020	82,987	24.48 - 105.97	6,902,823	2.24	0.75 - 1.90	7.47 - 8.67
	2019	88,865	22.67 - 97.52	6,814,865	2.18	0.75 - 1.90	17.87 - 19.17
	2018	107,850	19.15 - 81.83	6,561,057	2.10	0.75 - 1.90	(7.55) - (6.52)
BHFTII MFS® Value	2022	646,664	35.70 - 47.87	26,171,943	1.52	0.75 - 1.95	(8.03) - (6.92)
Sub-Account	2021	671,025	38.81 - 51.43	29,380,024	1.37	0.75 - 1.95	22.88 - 24.36
	2020	711,871	31.59 - 41.36	25,233,003	1.82	0.75 - 1.95	1.65 - 2.88
	2019	684,570	31.07 - 40.20	23,660,739	1.75	0.75 - 1.95	27.34 - 28.88
	2018	729,098	24.40 - 31.19	19,648,433	1.30	0.75 - 1.95	(11.98) - (10.92)
BHFTII Neuberger Berman	2022	242,636	32.34 - 50.08	9,821,648	—	0.75 - 1.95	(20.88) - (19.92)
Genesis Sub-Account	2021	285,422	40.83 - 62.55	14,525,048	—	0.75 - 1.95	15.83 - 17.23
	2020	323,232	35.21 - 53.35	14,100,494	—	0.75 - 1.95	22.34 - 23.82
	2019	362,615	28.75 - 43.09	12,847,737	—	0.75 - 1.95	26.91 - 28.44
	2018	383,584	22.63 - 33.55	10,646,038	0.10	0.75 - 1.95	(8.79) - (7.68)
BHFTII T. Rowe Price Large	2022	1,218,582	14.44 - 42.14	41,326,279	—	1.15 - 1.95	(41.81) - (41.29)
Cap Growth Sub-Account	2021	1,060,820	24.82 - 71.84	60,930,950	—	1.15 - 1.95	17.64 - 18.58
	2020	1,133,729	21.10 - 60.58	54,629,722	0.02	1.15 - 1.95	34.00 - 35.08
	2019	1,072,500	15.75 - 44.75	36,415,233	0.18	1.30 - 1.95	28.07 - 29.17
	2018	1,050,180	12.30 - 34.65	26,765,258	0.20	1.30 - 1.95	(3.07) - (2.32)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Small	2022	7,602	45.27 - 51.52	356,808	—	1.40 - 1.90	(23.80) - (23.42)
Cap Growth Sub-Account	2021	7,733	59.41 - 67.28	475,763	—	1.40 - 1.90	9.26 - 9.81
	2020	8,025	54.38 - 61.27	451,123	—	1.40 - 1.90	21.70 - 22.32
	2019	8,927	44.68 - 50.09	412,112	—	1.40 - 1.90	30.34 - 30.99
	2018	11,317	34.28 - 38.24	400,874	—	1.40 - 1.90	(8.55) - (8.08)
BHFTII VanEck Global	2022	231,596	13.44 - 15.94	3,271,292	2.45	0.75 - 1.95	5.90 - 7.17
Natural Resources	2021	302,329	12.69 - 14.87	4,017,036	0.98	0.75 - 1.95	16.22 - 17.62
Sub-Account	2020	383,974	10.92 - 12.64	4,376,253	1.23	0.75 - 1.95	18.83 - 20.27
	2019	431,638	9.19 - 10.51	4,127,141	0.35	0.75 - 1.95	10.18 - 11.51
	2018	402,320	8.34 - 9.43	3,479,021	—	0.75 - 1.95	(30.24) - (29.39)
BHFTII Western Asset	2022	1,732,011	3.49 - 39.53	53,472,697	5.87	0.75 - 1.95	(18.53) - (17.28)
Management Strategic Bond	2021	1,866,465	4.24 - 47.78	70,323,605	3.67	0.75 - 1.95	0.63 - 2.05
Opportunities Sub-Account	2020	1,798,940	4.17 - 46.82	67,109,029	5.78	0.75 - 1.95	4.55 - 6.11
	2019	1,839,569	3.95 - 44.12	65,273,070	4.79	0.75 - 1.95	12.03 - 13.63
	2018	2,028,696	27.43 - 38.83	64,242,084	5.26	0.75 - 1.95	(5.89) - (4.52)
BHFTII Western Asset	2022	1,483,860	14.25 - 18.88	24,326,686	1.97	0.95 - 1.95	(10.92) - (10.02)
Management U.S. Government	2021	1,671,665	15.99 - 20.99	30,424,239	2.50	0.95 - 1.95	(3.66) - (2.70)
Sub-Account	2020	1,492,144	16.38 - 21.57	27,878,573	2.80	0.95 - 2.00	2.83 - 3.92
	2019	1,312,674	15.93 - 20.76	23,768,953	2.51	0.95 - 2.00	3.69 - 4.78
	2018	1,481,884	15.37 - 19.81	25,701,077	2.07	0.95 - 2.00	(1.31) - (0.26)
BlackRock Global Allocation	2022	198,414	24.54 - 26.49	5,106,643	—	1.15 - 1.55	(17.36) - (17.03)
V.I. Sub-Account	2021	179,596	29.70 - 31.07	5,579,066	0.91	1.30 - 1.55	4.78 - 5.04
	2020	102,362	28.34 - 29.58	3,026,611	1.68	1.30 - 1.55	18.85 - 19.15
	2019	52,374	23.85 - 24.83	1,299,249	2.25	1.30 - 1.55	15.94 - 16.23
	2018	9,262	20.57 - 21.36	197,767	1.26	1.30 - 1.55	(7.68) - (7.53)
Fidelity® VIP Contrafund®	2022	2,405,198	1.53 - 131.57	17,299,560	0.37	0.95 - 1.85	(27.73) - (27.08)
Sub-Account	2021	1,819,064	2.12 - 180.43	24,440,517	0.05	0.95 - 1.85	25.37 - 26.50
	2020	1,300,739	1.68 - 142.63	21,397,993	0.14	0.95 - 1.85	28.03 - 29.19
	2019	1,001,771	1.31 - 110.40	19,110,902	0.34	0.95 - 1.85	29.04 - 30.21
	2018	812,628	1.02 - 84.79	17,097,852	0.57	0.95 - 1.85	(8.21) - (7.38)
Fidelity® VIP	2022	108	130.24	14,071	1.65	1.50	(6.65)
Equity-Income Sub-Account	2021	117	139.52	16,364	1.62	1.50	22.75
	2020	126	113.66	14,351	1.69	1.50	4.85
	2019	123	27.39 - 108.40	13,301	2.07	1.40 - 1.50	25.21 - 25.34
	2018	1,307	21.85 - 86.57	36,464	1.93	1.40 - 1.50	(9.91) - (9.82)
Fidelity® VIP Mid Cap	2022	118,419	87.83 - 103.91	11,059,110	0.26	0.95 - 1.65	(16.36) - (15.77)
Sub-Account	2021	130,081	105.00 - 123.36	14,493,913	0.34	0.95 - 1.65	23.26 - 24.12
	2020	160,157	85.19 - 99.39	14,462,567	0.40	0.95 - 1.65	15.93 - 16.75
	2019	168,355	73.48 - 85.13	13,094,588	0.66	0.95 - 1.65	21.16 - 22.01
	2018	197,251	60.65 - 69.77	12,632,647	0.39	0.95 - 1.65	(16.18) - (15.58)
FTVIPT Franklin Income VIP	2022	217,635	68.21 - 92.58	16,476,647	4.75	0.95 - 1.85	(7.20) - (6.37)
Sub-Account	2021	241,149	73.51 - 98.87	19,608,039	4.62	0.95 - 1.85	14.62 - 15.65
	2020	261,627	64.14 - 85.49	18,542,366	5.79	0.95 - 1.85	(1.16) - (0.26)
	2019	266,046	64.89 - 85.72	19,093,371	5.39	0.95 - 1.85	13.93 - 14.96
	2018	294,051	56.95 - 74.56	18,485,748	4.79	0.95 - 1.85	(6.07) - (5.21)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Franklin Mutual	2022	57,689	35.12 - 42.18	2,170,096	1.79	0.95 - 1.65	(8.94) - (8.30)
Shares VIP Sub-Account	2021	65,286	38.57 - 46.00	2,686,509	2.83	0.95 - 1.65	17.22 - 18.04
	2020	76,910	32.91 - 37.58	2,689,215	2.78	1.10 - 1.65	(6.60) - (6.09)
	2019	80,076	35.23 - 40.02	2,993,280	1.78	1.10 - 1.65	20.57 - 21.23
	2018	93,265	29.22 - 33.01	2,885,952	2.30	0.95 - 1.65	(10.56) - (10.07)
FTVIPT Franklin Small Cap	2022	115,849	21.1 - 52.43	2,751,742	0.96	0.95 - 1.55	(11.45) - (10.91)
Value VIP Sub-Account	2021	129,320	23.82 - 59.06	3,489,074	1.00	0.95 - 1.55	23.44 - 24.18
	2020	165,400	19.29 - 47.73	3,423,174	1.48	0.95 - 1.55	3.57 - 4.19
	2019	171,679	18.61 - 45.97	3,350,116	1.05	0.95 - 1.55	24.40 - 25.15
	2018	196,488	14.95 - 36.86	3,044,422	0.89	0.95 - 1.55	(14.22) - (13.70)
FTVIPT Templeton Foreign	2022	433,024	13.43 - 34.87	9,492,173	3.03	1.30 - 1.90	(9.34) - (8.67)
VIP Sub-Account	2021	477,665	14.78 - 38.23	11,647,608	1.81	1.30 - 1.90	2.20 - 2.98
	2020	487,698	14.42 - 37.19	11,676,903	3.42	1.30 - 1.90	(3.02) - (2.30)
	2019	452,328	14.84 - 38.12	11,164,052	1.72	1.30 - 1.90	10.41 - 11.27
	2018	465,043	13.40 - 34.32	10,188,360	2.66	1.30 - 1.90	(17.04) - (16.45)
FTVIPT Templeton Global	2022	372,093	15.05 - 17.39	5,828,771	—	0.95 - 1.55	(6.41) - (5.85)
Bond VIP Sub-Account	2021	425,295	16.09 - 18.47	7,114,458	—	0.95 - 1.55	(6.45) - (5.89)
	2020	457,384	17.20 - 19.62	8,175,465	8.35	0.95 - 1.55	(6.74) - (6.18)
	2019	465,524	18.44 - 20.91	8,916,190	7.13	0.95 - 1.55	0.44 - 1.05
	2018	518,656	18.36 - 20.70	9,876,862	—	0.95 - 1.55	0.36 - 0.97
Invesco V.I. Equity and	2022	379,754	30.35 - 34.83	12,081,549	1.39	0.95 - 1.65	(9.22) - (8.58)
Income Sub-Account	2021	447,558	33.43 - 38.10	15,671,333	1.59	0.95 - 1.65	16.41 - 17.23
	2020	532,338	28.72 - 32.50	15,978,006	2.20	0.95 - 1.65	7.85 - 8.61
	2019	604,019	26.63 - 29.92	16,792,600	2.29	0.95 - 1.65	18.05 - 18.87
	2018	667,340	22.56 - 25.17	15,704,635	1.99	0.95 - 1.65	(11.21) - (10.59)
Invesco V.I. EQV	2022	181,001	15.80 - 40.02	6,357,051	1.42	0.95 - 1.55	(19.76) - (19.27)
International Equity	2021	188,793	19.61 - 49.57	8,243,783	1.05	0.95 - 1.55	3.98 - 4.61
Sub-Account	2020	207,344	18.78 - 47.39	8,708,971	2.15	0.95 - 1.55	11.99 - 12.66
	2019	233,436	16.71 - 42.06	8,769,800	1.25	0.95 - 1.55	26.27 - 27.03
	2018	280,671	13.18 - 33.11	8,360,170	1.78	0.95 - 1.55	(16.52) - (16.01)
Invesco V.I. Main Street	2022	61,532	43.72 - 49.74	2,800,129	0.24	0.95 - 1.55	(17.33) - (16.84)
Small Cap® Sub-Account	2021	71,486	52.89 - 59.80	3,929,067	0.18	0.95 - 1.55	20.38 - 21.11
	2020	82,071	43.93 - 49.38	3,742,898	0.37	0.95 - 1.55	17.79 - 18.50
	2019	87,355	37.30 - 41.67	3,377,338	—	0.95 - 1.55	24.19 - 24.94
	2018	100,955	30.03 - 32.49	3,142,174	0.06	0.95 - 1.55	(11.92) - (11.52)
Janus Henderson Global	2022	13,314	0.91	12,066	0.56	1.30	(8.12)
Sustainable Equity
Sub-Account
(Commenced 4/29/2022)
LMPVET ClearBridge Variable	2022	4,123,288	1.60 - 111.43	22,295,200	0.96	0.95 - 1.90	(14.09) - (13.27)
Appreciation Sub-Account	2021	3,911,044	1.87 - 128.49	28,433,313	0.56	0.95 - 1.90	21.33 - 22.49
	2020	3,227,268	1.54 - 104.89	25,378,157	1.02	0.95 - 1.90	12.61 - 13.69
	2019	2,552,956	1.36 - 92.27	24,573,880	1.33	0.95 - 1.90	27.42 - 28.64
	2018	1,932,776	1.07 - 71.72	22,409,019	1.20	0.95 - 1.90	(3.60) - (2.68)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2022	329,666	27.22 - 42.61	12,615,091	1.21	0.95 - 1.90	(9.91) - (9.10)
Dividend Strategy	2021	356,164	30.13 - 46.88	15,070,095	1.31	0.95 - 1.90	24.29 - 25.42
Sub-Account	2020	411,937	24.17 - 37.38	13,952,158	1.30	0.95 - 1.90	5.52 - 6.48
	2019	442,875	22.83 - 35.10	14,150,185	1.31	0.95 - 1.90	29.00 - 30.17
	2018	521,884	17.65 - 26.97	12,903,855	1.36	0.95 - 1.90	(6.75) - (5.90)
LMPVET ClearBridge Variable	2022	5,213	41.14 - 45.41	226,074	—	1.50 - 1.90	(33.52) - (33.25)
Large Cap Growth	2021	5,141	61.88 - 68.03	335,131	—	1.50 - 1.90	19.65 - 20.13
Sub-Account	2020	5,460	51.72 - 56.63	296,447	0.02	1.50 - 1.90	28.27 - 28.79
	2019	6,040	40.32 - 43.97	255,317	0.35	1.50 - 1.90	29.67 - 30.19
	2018	6,572	31.09 - 33.77	213,754	0.28	1.50 - 1.90	(1.88) - (1.48)
LMPVET ClearBridge Variable	2022	5,918	36.49 - 38.83	221,468	1.30	1.50 - 1.90	(8.19) - (7.96)
Large Cap Value Sub-Account	2021	6,536	39.74 - 42.19	266,467	1.02	1.65 - 1.90	23.84 - 24.14
	2020	6,994	32.09 - 35.17	230,188	1.18	1.50 - 1.90	3.26 - 3.68
	2019	10,912	31.08 - 33.92	352,143	1.59	1.50 - 1.90	26.46 - 26.96
	2018	14,915	24.58 - 26.72	378,407	1.53	1.50 - 1.90	(10.60) - (10.24)
LMPVET ClearBridge Variable	2022	1,789,993	1.57 - 57.23	5,865,900	—	0.95 - 1.90	(30.18) - (29.52)
Small Cap Growth	2021	1,401,886	2.24 - 81.20	7,585,002	—	0.95 - 1.90	10.49 - 11.55
Sub-Account	2020	1,180,360	2.02 - 72.80	7,174,195	—	0.95 - 1.90	40.56 - 41.90
	2019	1,064,009	1.44 - 51.30	5,569,386	—	0.95 - 1.90	24.49 - 25.67
	2018	630,981	1.15 - 40.82	4,475,137	—	0.95 - 1.90	1.48 - 2.45
LMPVET Franklin Multi-Asset	2022	37,439	27.09 - 32.48	1,064,087	1.97	0.95 - 1.65	(15.58) - (14.98)
Variable Conservative Growth	2021	45,437	32.09 - 38.21	1,532,607	3.11	0.95 - 1.65	9.64 - 10.41
Sub-Account	2020	54,797	29.27 - 33.38	1,679,630	2.07	1.10 - 1.65	9.14 - 9.75
	2019	61,120	26.82 - 30.42	1,715,186	1.99	1.10 - 1.65	15.44 - 16.08
	2018	78,225	23.23 - 26.20	1,917,375	2.39	1.10 - 1.65	(5.97) - (5.45)
LMPVET Franklin Multi-Asset	2022	36,335	27.87 - 30.12	1,053,702	3.10	1.35 - 1.65	(16.19) - (15.94)
Variable Growth	2021	38,862	33.25 - 35.83	1,342,903	4.13	1.35 - 1.65	18.72 - 19.08
Sub-Account	2020	40,369	28.00 - 30.09	1,173,882	1.63	1.35 - 1.65	9.41 - 9.74
	2019	40,975	25.60 - 28.05	1,087,531	1.52	1.25 - 1.65	20.57 - 21.05
	2018	45,503	21.23 - 23.17	1,003,940	2.33	1.25 - 1.65	(9.56) - (9.19)
LMPVET Franklin Multi-Asset	2022	1,084	26.49 - 27.54	28,956	1.78	1.50 - 1.65	(15.76) - (15.63)
Variable Moderate Growth	2021	1,152	31.44 - 32.64	36,572	3.96	1.50 - 1.65	14.76 - 14.93
Sub-Account	2020	1,523	27.40 - 28.40	42,386	1.75	1.50 - 1.65	9.25 - 9.41
	2019	1,525	25.08 - 25.96	38,824	1.74	1.50 - 1.65	18.46 - 18.64
	2018	1,527	21.17 - 21.88	32,802	2.17	1.50 - 1.65	(7.82) - (7.68)
LMPVIT Western Asset	2022	2,730,418	0.98 - 28.47	6,316,832	6.39	0.95 - 1.90	(15.34) - (14.54)
Variable Global High Yield	2021	2,450,122	1.15 - 33.31	7,621,275	4.48	0.95 - 1.90	(0.58) - 0.37
Bond Sub-Account	2020	1,612,960	1.16 - 33.19	7,213,023	3.98	0.95 - 1.90	5.29 - 6.30
	2019	1,076,821	1.10 - 31.22	7,144,096	5.18	0.95 - 1.90	12.23 - 13.30
	2018	755,929	0.98 - 27.55	7,196,680	4.97	0.95 - 1.90	(5.74) - (4.83)
PIMCO VIT High Yield	2022	2,903	23.53 - 24.72	69,319	5.04	1.30 - 1.50	(11.62) - (11.44)
Sub-Account	2021	3,064	26.62 - 27.92	82,769	4.45	1.30 - 1.50	2.09 - 2.29
	2020	2,835	26.08 - 27.29	74,875	4.83	1.30 - 1.50	4.17 - 4.38
	2019	2,812	25.04 - 26.15	71,192	4.97	1.30 - 1.50	13.02 - 13.24
	2018	4,444	22.15 - 23.09	99,197	5.09	1.30 - 1.50	(4.11) - (3.91)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
PIMCO VIT Low Duration	2022	2,835	13.80 - 14.11	39,450	1.68	1.40 - 1.50	(7.14) - (7.05)
Sub-Account	2021	2,856	14.87 - 15.17	42,782	0.52	1.40 - 1.50	(2.40) - (2.30)
	2020	2,796	15.23 - 15.53	42,932	1.20	1.40 - 1.50	1.45 - 1.56
	2019	2,824	15.01 - 15.30	42,724	2.77	1.40 - 1.50	2.48 - 2.58
	2018	2,982	14.65 - 14.91	44,020	1.88	1.40 - 1.50	(1.16) - (1.06)
Pioneer Mid Cap Value VCT	2022	25,894	61.92 - 75.25	1,694,835	1.38	0.95 - 1.65	(7.42) - (6.77)
Sub-Account	2021	29,537	66.89 - 80.72	2,088,943	0.72	0.95 - 1.65	27.26 - 28.15
	2020	32,642	52.56 - 62.99	1,807,815	0.95	0.95 - 1.65	0.20 - 0.91
	2019	33,435	52.46 - 62.43	1,849,005	1.09	0.95 - 1.65	25.99 - 26.87
	2018	39,747	41.64 - 49.20	1,745,896	0.46	0.95 - 1.65	(20.82) - (20.26)
Putnam VT Large Cap Value	2022	288	55.34	15,929	1.46	0.75	(3.85)
Sub-Account	2021	288	51.03 - 57.56	16,568	1.10	0.75 - 1.40	25.53 - 26.35
	2020	1,836	40.65 - 45.56	76,063	1.65	0.75 - 1.40	4.33 - 5.01
	2019	1,760	38.97 - 43.38	69,846	2.19	0.75 - 1.40	28.59 - 29.43
	2018	2,446	30.30 - 33.52	75,058	0.69	0.75 - 1.40	(9.77) - (9.18)
Putnam VT Sustainable	2022	16,326	22.52	367,684	0.82	1.40	(23.79)
Leaders Sub-Account	2021	16,128	29.55	476,628	0.33	1.40	22.12
	2020	15,844	24.20	383,422	0.62	1.40	27.27
	2019	15,640	19.02	297,395	0.67	1.40	34.82
	2018	15,235	14.10	214,887	0.01	1.40	(2.66)
TAP 1919 Variable Socially	2022	3,253	60.51 - 63.35	197,474	0.70	1.50 - 1.65	(22.23) - (22.11)
Responsive Balanced	2021	3,253	77.80 - 81.34	253,927	0.36	1.50 - 1.65	16.59 - 16.76
Sub-Account	2020	3,254	66.73 - 69.66	217,805	0.79	1.50 - 1.65	20.92 - 21.10
	2019	3,255	55.19 - 57.53	180,142	1.11	1.50 - 1.65	24.63 - 24.82
	2018	322	44.28 - 46.09	14,651	1.01	1.50 - 1.65	(2.57) - (2.42)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented prior to 2022. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented prior to 2022.

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Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company of NY

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Brighthouse Life Insurance Company of NY (the "Company") as of December 31, 2022 and 2021, the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and the schedules listed in the Index to Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

As of December 31, 2022, the liability for future policy benefits totaled $857 million, and included benefits related to variable annuity contracts with guaranteed benefit riders. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

2

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Policy Acquisition Costs (DAC) — Refer to Notes 1 and 4 to the financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $325 million as of December 31, 2022, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuity contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

3

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2022, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $508 million. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina

March 24, 2023

We have served as the Company's auditor since 2000.

4

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Balance Sheets
December 31, 2022 and 2021

(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $4,605 and $4,464, respectively; allowance for credit losses of $0 and $0, respectively)	$4,025	$4,697
Equity securities, at estimated fair value	4	3
Mortgage loans (net of allowance for credit losses of $5 and $2, respectively)	1,218	811
Limited liability companies	7	—
Short-term investments, principally at estimated fair value	—	13
Other invested assets, principally at estimated fair value	266	342
Total investments	5,520	5,866
Cash and cash equivalents	559	535
Accrued investment income	40	56
Premiums, reinsurance and other receivables	996	1,122
Deferred policy acquisition costs	325	224
Deferred income tax asset	168	—
Other assets	21	26
Separate account assets	3,922	5,149
Total assets	$11,551	$12,978
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$857	$846
Policyholder account balances	4,828	4,360
Other policy-related balances	13	12
Payables for collateral under derivative transactions	194	331
Short-term debt	125	—
Current income tax payable	94	35
Deferred income tax liability	—	107
Other liabilities	921	987
Separate account liabilities	3,922	5,149
Total liabilities	10,954	11,827
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $10 per share; 200,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	591	491
Retained earnings (deficit)	417	523
Accumulated other comprehensive income (loss)	(413)	135
Total stockholder's equity	597	1,151
Total liabilities and stockholder's equity	$11,551	$12,978

See accompanying notes to the financial statements.

5

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Operations
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Revenues
Premiums	$8	$13	$22
Universal life and investment-type product policy fees	90	105	93
Net investment income	188	157	134
Other revenues	(81)	(96)	(83)
Net investment gains (losses)	(12)	(3)	13
Net derivative gains (losses)	(137)	(76)	129
Total revenues	56	100	308
Expenses
Policyholder benefits and claims	30	(11)	23
Interest credited to policyholder account balances	63	60	38
Amortization of deferred policy acquisition costs	26	(2)	38
Other expenses	81	77	77
Total expenses	200	124	176
Income (loss) before provision for income tax	(144)	(24)	132
Provision for income tax expense (benefit)	(38)	(6)	25
Net income (loss)	$(106)	$(18)	$107

See accompanying notes to the financial statements.

6

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Net income (loss)	$(106)	$(18)	$107
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(706)	(161)	177
Unrealized gains (losses) on derivatives	12	6	(5)
Other comprehensive income (loss), before income tax	(694)	(155)	172
Income tax (expense) benefit related to items of other comprehensive income (loss)	146	32	(36)
Other comprehensive income (loss), net of income tax	(548)	(123)	136
Comprehensive income (loss)	$(654)	$(141)	$243

See accompanying notes to the financial statements.

7

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Stockholder's Equity
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder's Equity
Balance at December 31, 2019	$2	$491	$434	$122	$1,049
Net income (loss)			107		107
Other comprehensive income (loss), net of income tax				136	136
Balance at December 31, 2020	2	491	541	258	1,292
Net income (loss)			(18)		(18)
Other comprehensive income (loss), net of income tax				(123)	(123)
Balance at December 31, 2021	2	491	523	135	1,151
Capital contribution		100			100
Net income (loss)			(106)		(106)
Other comprehensive income (loss), net of income tax				(548)	(548)
Balance at December 31, 2022	$2	$591	$417	$(413)	$597

See accompanying notes to the financial statements.
8

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Cash Flows
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$(106)	$(18)	$107
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	—	(2)	1
(Gains) losses on investments, net	12	3	(13)
(Gains) losses on derivatives, net	130	37	(124)
Interest credited to policyholder account balances	63	60	38
Universal life and investment-type product policy fees	(90)	(105)	(93)
Change in accrued investment income	7	(27)	(3)
Change in premiums, reinsurance and other receivables	28	(23)	(35)
Change in deferred policy acquisition costs	(29)	(60)	(4)
Change in income tax	(71)	(5)	—
Change in other assets	87	98	90
Change in future policy benefits and other policy-related balances	47	6	68
Change in other liabilities	(66)	7	(37)
Net cash provided by (used in) operating activities	12	(29)	(5)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	699	490	480
Mortgage loans	42	77	60
Purchases of:
Fixed maturity securities	(815)	(1,499)	(1,023)
Equity securities	(1)	(3)	—
Mortgage loans	(457)	(249)	(80)
Cash received in connection with freestanding derivatives	110	466	313
Cash paid in connection with freestanding derivatives	(437)	(119)	(231)
Net change in short-term investments	13	58	(20)
Net change in other invested assets	—	—	1
Net cash provided by (used in) investing activities	(846)	(779)	(500)
Cash flows from financing activities
Policyholder account balances:
Deposits	947	980	672
Withdrawals	(182)	(106)	(100)
Net change in payables for collateral under derivative transactions	(137)	194	52
Short-term debt issued	125	—	100
Short-term debt repaid	—	—	(100)
Capital contribution	100	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	5	—	8
Net cash provided by (used in) financing activities	858	1,068	632
Change in cash, cash equivalents and restricted cash	24	260	127
Cash, cash equivalents and restricted cash, beginning of year	535	275	148
Cash, cash equivalents and restricted cash, end of year	$559	$535	$275
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$2	$—	$1
Income tax	$33	$(5)	$25

See accompanying notes to the financial statements.

9

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLNY" and the "Company" refer to Brighthouse Life Insurance Company of NY, a New York domiciled life insurance company. Brighthouse Life Insurance Company of NY is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial"). The Company is licensed to transact business in the state of New York.

The Company markets or administers a range of annuity and life insurance products to individuals. The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

For traditional long-duration insurance contracts (term life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Policyholder account balances relate to customer deposits on deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

The Company issues directly, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

10

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the portion of guaranteed minimum income benefits ("GMIB") that require annuitization, and the life contingent portion of guaranteed minimum withdrawal benefits ("GMWB").

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to deferred annuities are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder.

Premiums, policy fees, policyholder benefits and expenses are reported net of reinsurance.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

The Company amortizes DAC related to term life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits.

The Company amortizes DAC on deferred annuities over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Assumptions for DAC are reviewed at least annually, and if they change significantly, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

11

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

DAC balances on deferred annuities are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC balances related to unrealized gains and losses are recorded to OCI.

DAC balances and amortization for variable annuities can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company cedes the risk associated with the variable annuities with guaranteed minimum benefits to Brighthouse Life Insurance Company. Certain features of the ceded guarantees are accounted for as an embedded derivative and measured at fair value.

12

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Index-linked Annuities

The Company issues index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

13

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Limited Liability Companies

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities. For the year ended December 31, 2022, gross cash receipts from sales and purchases of short-term investments were $14 million and $1 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

14

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits; index-linked annuities that are directly written; and ceded reinsurance of variable annuity with guaranteed minimum benefits. Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

15

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

On August 16, 2022, the Inflation Reduction Act was signed into law by President Biden. The Inflation Reduction Act establishes a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three-tax year period ending after December 31, 2021, and preceding the tax year exceeds $1 billion. The provision is effective for tax years beginning after December 31, 2022. The Company elects not to consider any future effects resulting from potential applicability of the CAMT when assessing the valuation allowance for regular deferred taxes.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

16

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Litigation and Other Loss Contingencies

The Company may be a party to or involved in legal disputes, including litigation matters and disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("ServiceCo"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company, an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2022.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI")). LDTI is effective for fiscal years beginning after January 1, 2023. LDTI will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and reported separately on the balance sheets as market risk benefits ("MRB"). MRBs will be measured at fair value through net income and reported separately on the statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts (including term life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.

(5)  There will be a significant increase in required disclosures, including disaggregated roll-forwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

17

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

LDTI will be applied to the earliest period reported in the financial statements, making the transition date January 1, 2021. The MRB changes are required to be applied on a retrospective basis, while the changes for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.

LDTI will have a significant impact on the Company's financial statements. The most significant impact will be the requirement that all variable annuity guarantees be considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current GAAP. The impacts to the financial statements are highly dependent on market conditions, especially interest rates.

The Company estimates the impact of LDTI adoption to total stockholder's equity as of December 31, 2021 to be a reduction of less than $200 million. The changes from the adoption of LDTI are primarily driven by the MRB changes and to a lesser extent the requirement to update the discount rate quarterly in the measurement of the liability for traditional long-duration contracts. Based on prevailing interest rates at December 31, 2022, the Company expects the impact of LDTI to total stockholder's equity as of December 31, 2022 to be significantly lower as compared to such impact as of December 31, 2021.

The Company has made significant progress toward adopting the new guidance, including updating systems, validating computations, establishing proper controls, finalizing accounting policies and preparing financial disclosures. Implementation remains in process as of December 31, 2022 as the Company continues to refine its internal controls and processes in advance of formal implementation in 2023.

2. Segment Information

The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, mainly term life insurance, designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and expenses associated with certain legal proceedings and income tax audit issues.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by contract holders by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

18

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

2. Segment Information (continued)

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and

•  Amortization of DAC related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

The segment accounting policies are the same as those used to prepare the Company's financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2022
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$14	$7	$(2)	$19
Provision for income tax expense (benefit)	1	1	(6)	(4)
Adjusted earnings	$13	$6	$4	23
Adjustments for:
Net investment gains (losses)				(12)
Net derivative gains (losses)				(137)
Other adjustments to net income (loss)				(14)
Provision for income tax (expense) benefit				34
Net income (loss)				$(106)
Interest revenue	$153	$33	$2
Interest expense	$—	$—	$3

19

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2021
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$(22)	$16	$4	$(2)
Provision for income tax expense (benefit)	(6)	4	1	(1)
Adjusted earnings	$(16)	$12	$3	(1)
Adjustments for:
Net investment gains (losses)				(3)
Net derivative gains (losses)				(76)
Other adjustments to net income (loss)				57
Provision for income tax (expense) benefit				5
Net income (loss)				$(18)
Interest revenue	$121	$35	$1
	Year Ended December 31, 2020
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$(11)	$33	$(6)	$16
Provision for income tax expense (benefit)	(4)	7	(2)	1
Adjusted earnings	$(7)	$26	$(4)	15
Adjustments for:
Net investment gains (losses)				13
Net derivative gains (losses)				129
Other adjustments to net income (loss)				(26)
Provision for income tax (expense) benefit				(24)
Net income (loss)				$107
Interest revenue	$97	$36	$1

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuities	$156	$125	$104
Life	34	39	48
Corporate & Other	2	2	2
Adjustments	(136)	(66)	154
Total	$56	$100	$308

20

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2022	2021
	(In millions)
Annuities	$9,165	$10,745
Life	1,767	1,863
Corporate & Other	619	370
Total	$11,551	$12,978

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuity products	$16	$16	$20
Life insurance products	1	6	12
Total	$17	$22	$32

All of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2022, 2021 and 2020.

3. Insurance

Insurance Liabilities

Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the balance sheets.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 5%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 8%.

Policyholder account balances liabilities for deferred annuities have interest credited rates ranging from 1% to 6%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

See Note 1 for more information on guarantees accounted for as insurance liabilities.

21

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

3. Insurance (continued)

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts was as follows:

	Variable Annuity Contracts
	GMDBs	GMIBs	Total
	(In millions)
Direct
Balance at January 1, 2020	$14	$202	$216
Incurred guaranteed benefits	(1)	64	63
Paid guaranteed benefits	(1)	—	(1)
Balance at December 31, 2020	12	266	278
Incurred guaranteed benefits	6	(8)	(2)
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	18	258	276
Incurred guaranteed benefits	7	37	44
Paid guaranteed benefits	1	—	1
Balance at December 31, 2022	$26	$295	$321
Ceded
Balance at January 1, 2020	$12	$74	$86
Incurred guaranteed benefits	—	34	34
Paid guaranteed benefits	(1)	—	(1)
Balance at December 31, 2020	11	108	119
Incurred guaranteed benefits	5	(2)	3
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	16	106	122
Incurred guaranteed benefits	10	14	24
Paid guaranteed benefits	(2)	1	(1)
Balance at December 31, 2022	$24	$121	$145
Net
Balance at January 1, 2020	$2	$128	$130
Incurred guaranteed benefits	(1)	30	29
Paid guaranteed benefits	—	—	—
Balance at December 31, 2020	1	158	159
Incurred guaranteed benefits	1	(6)	(5)
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	2	152	154
Incurred guaranteed benefits	(3)	23	20
Paid guaranteed benefits	3	(1)	2
Balance at December 31, 2022	$2	$174	$176

22

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2022				2021
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$3,924		$2,814		$5,154		$3,799
Separate account value	$3,919		$2,814		$5,146		$3,796
Net amount at risk	$396	(4)	$271	(5)	$4	(4)	$319	(5)
Average attained age of contract holders	70 years		70 years		70 years		69 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk reported reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Balanced	$2,330	$3,095
Equity	1,118	1,471
Bond	474	583
Total	$3,922	$5,149

23

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

4.  Deferred Policy Acquisition Costs and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$224	$160	$175
Capitalizations	55	58	42
Amortization related to net investment gains (losses) and net derivative gains (losses)	3	34	18
All other amortization	(29)	(32)	(56)
Total amortization	(26)	2	(38)
Unrealized investment gains (losses)	72	4	(19)
Balance at December 31,	$325	$224	$160

Information regarding DSI was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DSI:
Balance at January 1,	$18	$18	$25
Amortization	(2)	—	(7)
Balance at December 31,	$16	$18	$18

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities

For annuities, the Company currently reinsures to its parent, Brighthouse Life Insurance Company, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

24

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

5. Reinsurance (continued)

Life

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently retains up to $100,000 per life and reinsures 100% of amounts in excess of the amount the Company retains. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The Company had $20 million and $19 million of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2022 and 2021, respectively.

At December 31, 2022, the Company had $449 million of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $446 million, or 99%, were with the Company's five largest ceded reinsurers, including $17 million of net ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $454 million of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $451 million, or 99%, were with the Company's five largest ceded reinsurers, including $16 million of net ceded reinsurance recoverables which were unsecured.

25

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$71	$75	$82
Reinsurance ceded	(63)	(62)	(60)
Net premiums	$8	$13	$22
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$94	$109	$97
Reinsurance ceded	(4)	(4)	(4)
Net universal life and investment-type product policy fees	$90	$105	$93
Other revenues
Direct other revenues	$12	$16	$13
Reinsurance ceded	(93)	(112)	(96)
Net other revenues	$(81)	$(96)	$(83)
Policyholder benefits and claims
Direct policyholder benefits and claims	$129	$71	$149
Reinsurance ceded	(99)	(82)	(126)
Net policyholder benefits and claims	$30	$(11)	$23
Other expenses
Direct other expenses	$83	$80	$80
Reinsurance ceded	(2)	(3)	(3)
Net other expenses	$81	$77	$77

The amounts on the balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022			2021
	Direct	Ceded	Total Balance Sheet	Direct	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$18	$978	$996	$22	$1,100	$1,122
Liabilities
Other liabilities	$239	$682	$921	$197	$790	$987

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $438 million and $445 million at December 31, 2022 and 2021, respectively. There were no deposit liabilities on reinsurance at both December 31, 2022 and 2021.

26

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

5. Reinsurance (continued)

Related Party Reinsurance Transactions

Information regarding the significant effects of ceded related party reinsurance included on the statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums	$(47)	$(45)	$(43)
Universal life and investment-type product policy fees	$(3)	$(3)	$(4)
Other revenues	$(93)	$(112)	$(96)
Policyholder benefits and claims	$(90)	$(76)	$(120)
Other expenses	$(7)	$(8)	$(7)

Information regarding the significant effects of ceded related party reinsurance included on the balance sheets was as follows at:

	December 31,
	2022	2021
	(In millions)
Assets
Premiums, reinsurance and other receivables	$523	$637
Liabilities
Other liabilities	$248	$347

The Company cedes risks to Brighthouse Life Insurance Company related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $255 million and $351 million at December 31, 2022 and 2021, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($98) million, ($128) million and $138 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts. The Company had no unsecured related party reinsurance recoverable balances at both December 31, 2022 and 2021.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on related party reinsurance were $3 million at both December 31, 2022 and 2021. There were no deposit liabilities on related party reinsurance at both December 31, 2022 and 2021.

27

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments

See Notes 1 and 8 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2022					December 31, 2021
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$2,349	$—	$2	$321	$2,030	$2,315	$—	$143	$15	$2,443
Foreign corporate	779	—	1	109	671	669	—	31	7	693
CMBS	358	—	—	41	317	333	—	18	2	349
ABS	295	—	—	14	281	312	—	1	—	313
RMBS	304	—	2	31	275	270	—	11	2	279
State and political subdivision	298	—	1	54	245	290	—	15	2	303
U.S. government and agency	205	—	—	13	192	252	—	40	—	292
Foreign government	17	—	—	3	14	23	—	2	—	25
Total fixed maturity securities	$4,605	$—	$6	$586	$4,025	$4,464	$—	$261	$28	$4,697

The Company did not hold any non-income producing fixed maturity securities at December 31, 2022 or December 31, 2021.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$72	$1,022	$1,411	$1,143	$957	$4,605
Estimated fair value	$71	$951	$1,220	$910	$873	$4,025

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

28

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2022				December 31, 2021
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$1,605	$217	$362	$104	$583	$13	$21	$2
Foreign corporate	500	64	160	45	193	5	11	2
CMBS	254	26	63	15	72	2	10	—
ABS	164	8	107	6	138	—	2	—
RMBS	165	16	79	15	114	2	—	—
State and political subdivision	139	33	85	21	107	2	—	—
U.S. government and agency	178	13	—	—	—	—	—	—
Foreign government	13	2	1	1	6	—	2	—
Total fixed maturity securities	$3,018	$379	$857	$207	$1,213	$24	$46	$4
Total number of securities in an unrealized loss position	1,293		497		602		20

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $32 million and $30 million at December 31, 2022 and 2021, respectively, and is included in accrued investment income.

29

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of less than $1 million on three fixed maturity securities at December 31, 2022. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer-specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$940	77.2%	$593	73.1%
Agricultural	283	23.2	220	27.1
Total mortgage loans	1,223	100.4	813	100.2
Allowance for credit losses	(5)	(0.4)	(2)	(0.2)
Total mortgage loans, net	$1,218	100.0%	$811	100.0%

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $6 million and $4 million at December 31, 2022 and 2021, respectively.

30

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in both portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Total
	(In millions)
Balance at January 1, 2020	$1	$1	$2
Current period provision	—	—	—
Balance at December 31, 2020	1	1	2
Current period provision	—	—	—
Balance at December 31, 2021	1	1	2
Current period provision	3	—	3
Balance at December 31, 2022	$4	$1	$5

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2022	2021	2020	2019	2018	Prior	Total
	(In millions)
December 31, 2022
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$345	$171	$31	$108	$10	$135	$800
65% to 75%	37	—	—	25	13	41	116
76% to 80%	—	—	—	5	—	—	5
Greater than 80%	—	—	—	10	5	4	19
Total commercial mortgage loans	382	171	31	148	28	180	940
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	48	41	43	31	16	36	215
65% to 75%	26	34	—	7	1	—	68
Total agricultural mortgage loans	74	75	43	38	17	36	283
Total	$456	$246	$74	$186	$45	$216	$1,223

31

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$121	$31	$100	$16	$13	$158	$439
65% to 75%	50	—	52	13	7	16	138
76% to 80%	—	—	—	—	—	1	1
Greater than 80%	—	—	—	5	—	10	15
Total commercial mortgage loans	171	31	152	34	20	185	593
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	42	45	33	17	6	35	178
65% to 75%	34	—	7	1	—	—	42
Total agricultural mortgage loans	76	45	40	18	6	35	220
Total	$247	$76	$192	$52	$26	$220	$813

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2022		2021
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt service coverage ratios:
Greater than 1.20x	$894	95.1%	$510	86.0%
1.00x - 1.20x	21	2.2	46	7.8
Less than 1.00x	25	2.7	37	6.2
Total	$940	100.0%	$593	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2022 and 2021. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days.

At both December 31, 2022 and 2021 the Company did not have any mortgage loans past due.

32

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The Company did not have any mortgage loans in a nonaccrual status at either December 31, 2022 or 2021.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have any mortgage loans modified in a TDR during both years ended December 31, 2022 and 2021.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$(580)	$233	$383
Derivatives	19	7	1
Subtotal	(561)	240	384
Amounts allocated from:
Future policy benefits	—	(35)	(20)
DAC	38	(34)	(38)
Subtotal	38	(69)	(58)
Deferred income tax benefit (expense)	110	(36)	(68)
Net unrealized investment gains (losses)	$(413)	$135	$258

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$135	$258	$122
Unrealized investment gains (losses) during the year	(801)	(144)	208
Unrealized investment gains (losses) relating to:
Future policy benefits	35	(15)	(17)
DAC	72	4	(19)
Deferred income tax benefit (expense)	146	32	(36)
Balance at December 31,	$(413)	$135	$258
Change in net unrealized investment gains (losses)	$(548)	$(123)	$136

33

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2022 and 2021.

Invested Assets on Deposit and Pledged as Collateral

Invested assets on deposit and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits)	$1	$2
Invested assets pledged as collateral (1)	236	161
Total invested assets on deposit and pledged as collateral (2)	$237	$163

(1)  The Company has pledged invested assets in connection with derivative transactions (see Note 7).

(2)  The Company did not hold any restricted cash and cash equivalents at either December 31, 2022 or 2021.

Variable Interest Entities

The Company has invested in legal entities that are variable interest entities ("VIE"). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2022 or 2021.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2022		2021
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$342	$373	$326	$308

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

34

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Investment income:
Fixed maturity securities	$149	$135	$112
Mortgage loans	40	26	26
Cash, cash equivalents and short-term investments	6	—	1
Other	2	2	1
Total investment income	197	163	140
Less: Investment expenses	9	6	6
Net investment income	$188	$157	$134

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$(10)	$(2)	$13
Mortgage loans	(2)	—	—
Other	—	(1)	—
Total net investment gains (losses)	$(12)	$(3)	$13

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$459	$153	$321
Gross investment gains	$7	$1	$14
Gross investment losses	(17)	(3)	(1)
Net investment gains (losses)	$(10)	$(2)	$13

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate and equity market.

35

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates and/or financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company's OTC derivatives are settled bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate caps: The Company uses interest rate caps to protect against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Equity Market Derivatives

Equity index options: The Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets. Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives held were as follows at:

		December 31,
		2022			2021
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency swaps	Foreign currency exchange rate	$164	$19	$—	$125	$7	$1
Total qualifying hedges		164	19	—	125	7	1
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate caps	Interest rate	800	12	—	800	2	—
Foreign currency swaps	Foreign currency exchange rate	16	4	—	16	4	—
Equity index options	Equity market	2,761	171	72	2,576	268	137
Equity total return swaps	Equity market	2,392	59	35	2,089	61	3
Total non-designated or non-qualifying derivatives		5,969	246	107	5,481	335	140
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	255	—	N/A	351	—
Direct guaranteed minimum benefits	Other	N/A	—	(21)	N/A	—	(30)
Direct index-linked annuities	Other	N/A	—	529	N/A	—	792
Total embedded derivatives	Other	N/A	255	508	N/A	351	762
Total		$6,133	$520	$615	$5,606	$693	$903

36

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate	$—	$—	$2	$12
Total cash flow hedges	—	—	2	12
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	10	—	—	—
Foreign currency exchange rate	1	(1)	—	—
Equity market	(426)	—	—	—
Embedded	279	—	—	—
Total non-qualifying hedges	(136)	(1)	—	—
Total	$(136)	$(1)	$2	$12
	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate	$—	$—	$1	$6
Total cash flow hedges	—	—	1	6
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	1	—	—	—
Foreign currency exchange rate	—	—	—	—
Equity market	368	—	—	—
Embedded	(445)	—	—	—
Total non-qualifying hedges	(76)	—	—	—
Total	$(76)	$—	$1	$6

37

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate	$—	$—	$1	$(5)
Total cash flow hedges	—	—	1	(5)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1)	—	—	—
Foreign currency exchange rate	1	—	—	—
Equity market	195	—	—	—
Embedded	(66)	—	—	—
Total non-qualifying hedges	129	—	—	—
Total	$129	$—	$1	$(5)

At December 31, 2022 and 2021, the balance in AOCI associated with cash flow hedges was $19 million and $7 million, respectively.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2022
Derivative assets	$260	$(65)	$(189)	$6	$(5)	$1
Derivative liabilities	$111	$(65)	$—	$46	$(45)	$1
December 31, 2021
Derivative assets	$342	$(33)	$(305)	$4	$(3)	$1
Derivative liabilities	$141	$(33)	$—	$108	$(108)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

38

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

7. Derivatives (continued)

(3) Securities collateral received from counterparties is not reported on the balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2022	2021
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$46	$108
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$235	$162

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

39

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$2,015	$15	$2,030
Foreign corporate	—	649	22	671
CMBS	—	317	—	317
ABS	—	270	11	281
RMBS	—	275	—	275
State and political subdivision	—	245	—	245
U.S. government and agency	144	48	—	192
Foreign government	—	13	1	14
Total fixed maturity securities	144	3,832	49	4,025
Equity securities	—	—	4	4
Short-term investments	—	—	—	—
Derivative assets: (1)
Interest rate	—	12	—	12
Foreign currency exchange rate	—	23	—	23
Equity market	—	230	—	230
Total derivative assets	—	265	—	265
Embedded derivatives within asset host contracts (2)	—	—	255	255
Separate account assets	—	3,922	—	3,922
Total assets	$144	$8,019	$308	$8,471
Liabilities
Derivative liabilities: (1)
Foreign currency exchange rate	$—	$—	$—	$—
Equity market	—	107	—	107
Total derivative liabilities	—	107	—	107
Embedded derivatives within liability host contracts (2)	—	—	508	508
Total liabilities	$—	$107	$508	$615
40

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$2,422	$21	$2,443
Foreign corporate	—	679	14	693
CMBS	—	349	—	349
ABS	—	303	10	313
RMBS	—	279	—	279
State and political subdivision	—	303	—	303
U.S. government and agency	148	144	—	292
Foreign government	—	23	2	25
Total fixed maturity securities	148	4,502	47	4,697
Equity securities	—	—	3	3
Short-term investments	13	—	—	13
Derivative assets: (1)
Interest rate	—	2	—	2
Foreign currency exchange rate	—	11	—	11
Equity market	—	329	—	329
Total derivative assets	—	342	—	342
Embedded derivatives within asset host contracts (2)	—	—	351	351
Separate account assets	—	5,149	—	5,149
Total assets	$161	$9,993	$401	$10,555
Liabilities
Derivative liabilities: (1)
Foreign currency exchange rate	$—	$1	$—	$1
Equity market	—	140	—	140
Total derivative liabilities	—	141	—	141
Embedded derivatives within liability host contracts (2)	—	—	762	762
Total liabilities	$—	$141	$762	$903

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the balance sheets.

(2)  Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances.

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

41

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2022.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

42

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

Derivatives

The fair values for OTC-bilateral derivatives classified as Level 2 assets or liabilities are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified in policyholder account balances, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

43

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2022		December 31, 2021		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.62%	0.03	% - 12.62%	Decrease (1)
		• Lapse rates	0.30	% - 14.50%	0.30	% - 14.50%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.46	% - 22.01%	16.44	% - 22.16%	Increase (5)
		• Nonperformance risk spread	0.00	% - 1.98%	(0.38	)% - 1.49%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

44

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

45

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Net Embedded Derivatives (2)
			(In millions)
Balance, January 1, 2021	$26	$6	$—	$—	$70
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	—	—	—	—	(445)
Total realized/unrealized gains (losses) included in AOCI	—	—	—	—	—
Purchases (5)	19	10	2	3	—
Sales (5)	—	(3)	—	—	—
Issuances (5)	—	—	—	—	—
Settlements (5)	—	—	—	—	(36)
Transfers into Level 3 (6)	6	—	—	—	—
Transfers out of Level 3 (6)	(16)	(3)	—	—	—
Balance, December 31, 2021	35	10	2	3	(411)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	—	—	—	—	279
Total realized/unrealized gains (losses) included in AOCI	(6)	—	(1)	—	—
Purchases (5)	15	1	—	1	—
Sales (5)	(5)	—	—	—	—
Issuances (5)	—	—	—	—	—
Settlements (5)	—	—	—	—	(121)
Transfers into Level 3 (6)	4	—	—	—	—
Transfers out of Level 3 (6)	(6)	—	—	—	—
Balance, December 31, 2022	$37	$11	$1	$4	$(253)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (7)	$—	$—	$—	$—	$(111)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (7)	$—	$—	$—	$—	$(475)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$—	$—	$—	$—	$154
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2020 (7)	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2021 (7)	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2022 (7)	$(6)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$—	$—	$—	$—	$(66)
Total realized/unrealized gains (losses) included in AOCI	$—	$—	$—	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

46

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

(2)  Embedded derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/ unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$1,218	$—	$—	$1,078	$1,078
Premiums, reinsurance and other receivables	$440	$—	$2	$438	$440
Liabilities
Policyholder account balances	$784	$—	$—	$764	$764
Short term debt	$125	$—	$—	$125	$125
Other liabilities	$478	$—	$49	$429	$478

47

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$811	$—	$—	$839	$839
Premiums, reinsurance and other receivables	$448	$—	$3	$445	$448
Liabilities
Policyholder account balances	$853	$—	$—	$845	$845
Other liabilities	$438	$—	$2	$436	$438

9. Short-term Debt

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

On May 16, 2022, BLNY issued a $125 million promissory note to Brighthouse Holdings, LLC (the "May 2022 Promissory Note"), which bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Note was replaced with a new promissory note which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Note"). Upon maturity on November 16, 2022, the August 2022 Promissory Note was replaced by a new promissory note that bears interest at a fixed rate of 5.4504% and matures on February 16, 2023 (the "November 2022 Promissory Note"). See Note 15 for more information.

Interest expense related to the affiliated short-term debt above of $3 million, $0 and $1 million for the years ended December 31, 2022, 2021 and 2020, respectively, is included in other expenses.

10. Equity

Capital Contributions

During the years ended December 31, 2022, 2021 and 2020, the Company received cash capital contributions of $100 million, $0 and $0, respectively, from Brighthouse Life Insurance Company.

See Note 15 for capital contributions approved subsequent to December 31, 2022.

Statutory Financial Information

The state of New York imposes RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the total adjusted capital ("TAC") divided by the applicable company action level. Companies below minimum RBC ratios are subject to corrective action. The RBC ratio for the Company was in excess of such minimums for all periods presented.

The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NYDFS"). The NAIC has adopted standardized accounting guidance ("NAIC SAP"), which in most cases has been adopted by the NYDFS. However, statutory accounting principles continue to be established or modified by New York state laws and regulations.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

48

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

10. Equity (continued)

New York has adopted certain prescribed accounting practices that differ from NAIC SAP. These prescribed accounting practices primarily consist of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, NYDFS Circular Letter No 11, which impacts deferred premiums, and NYDFS Seventh Amendment to Regulation 172, which impacts admitted unearned reinsurance premiums. The collective impact of these prescribed accounting practices (increased) decreased the statutory capital and surplus of the Company for the years ended December 31, 2022 and 2021 by an amount of ($1) million and $143 million, respectively, relative to statutory surplus determined under NAIC SAP.

The tables below present amounts from the Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2022	2021	2020
		(In millions)
Brighthouse Life Insurance Company of NY	New York	$(152)	$(52)	$(390)

Statutory capital and surplus was as follows at:

	December 31,
Company	2022	2021
	(In millions)
Brighthouse Life Insurance Company of NY	$223	$357

Dividend Restrictions

The Company is permitted to pay $22 million of dividends in 2023 to its parent without insurance regulatory approval from the NYDFS. The Company did not pay any dividends during the years ended December 31, 2022, 2021 and 2020.

Under New York Insurance Laws, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, the Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)"), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, the Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, the Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, the Company will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent") and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.

49

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Total
	(In millions)
Balance at December 31, 2019	$116	$6	$122
OCI before reclassifications	190	(5)	185
Deferred income tax benefit (expense) (2)	(40)	1	(39)
AOCI before reclassifications, net of income tax	266	2	268
Amounts reclassified from AOCI	(13)	—	(13)
Deferred income tax benefit (expense) (2)	3	—	3
Amounts reclassified from AOCI, net of income tax	(10)	—	(10)
Balance at December 31, 2020	256	2	258
OCI before reclassifications	(163)	6	(157)
Deferred income tax benefit (expense) (2)	33	(1)	32
AOCI before reclassifications, net of income tax	126	7	133
Amounts reclassified from AOCI	2	—	2
Amounts reclassified from AOCI, net of income tax	2	—	2
Balance at December 31, 2021	128	7	135
OCI before reclassifications	(717)	12	(705)
Deferred income tax benefit (expense) (2)	151	(3)	148
AOCI before reclassifications, net of income tax	(438)	16	(422)
Amounts reclassified from AOCI	11	—	11
Deferred income tax benefit (expense) (2)	(2)	—	(2)
Amounts reclassified from AOCI, net of income tax	9	—	9
Balance at December 31, 2022	$(429)	$16	$(413)

(1)  See Note 6 for information on offsets to investments related to future policy benefits and DAC.

(2)  The effects of income taxes on amounts recorded in AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Statements of Operations Locations
	Years Ended December 31,
	2022	2021	2020
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(11)	$(2)	$13	Net investment gains (losses)
Net unrealized investment gains (losses), before income tax	(11)	(2)	13
Income tax (expense) benefit	2	—	(3)
Net unrealized investment gains (losses), net of income tax	(9)	(2)	10
Total reclassifications, net of income tax	$(9)	$(2)	$10

50

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Direct other revenues consisted primarily of 12b-1 fees of $12 million, $14 million and $13 million for the years ended December 31, 2022, 2021 and 2020, respectively, of which all were reported in the Annuities segment.

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Compensation	$24	$24	$20
Contracted services and other labor costs	18	16	16
Transition services agreements	3	6	6
Establishment costs	3	4	8
Premium and other taxes, licenses and fees	4	2	—
Volume related costs, excluding compensation, net of DAC capitalization	23	25	22
Other	6	—	5
Total other expenses	$81	$77	$77

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
Federal	$92	$32	$(3)
Deferred:
Federal	(130)	(38)	28
Provision for income tax expense (benefit)	$(38)	$(6)	$25

51

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(Dollars in millions)
Tax provision at statutory rate	$(30)	$(5)	$28
Tax effect of:
Resolution of prior years	(4)	—	—
Dividends received deduction	(2)	(1)	(2)
Change in uncertain tax benefits	(1)	—	—
Tax credits	(1)	(1)	(1)
Change in valuation allowance	—	1	—
Provision for income tax expense (benefit)	$(38)	$(6)	$25
Effective tax rate	26%	25%	19%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$110	$—
Net operating loss carryforwards	61	61
Investments, including derivatives	51	—
Tax credit carryforwards	8	7
Other	26	1
Total deferred income tax assets	256	69
Less: Valuation allowance	1	1
Total net deferred income tax assets	255	68
Deferred income tax liabilities:
DAC	51	45
Policyholder liabilities and receivables	35	44
Intangibles	1	1
Investments, including derivatives	—	49
Net unrealized investment gains	—	36
Total deferred income tax liabilities	87	175
Net deferred income tax asset (liability)	$168	$(107)

At December 31, 2022, the Company had net operating loss carryforwards of approximately $290 million, all of which is carried forward indefinitely.

52

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the foreign tax credits available for carryforward for tax purposes at December 31, 2022.

Foreign Tax Credits Carryforwards
(In millions)
Expiration
2023-2026	$1
2027-2031	6
2032-2036	1
2037-2041	—
Indefinite	—
$8

The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $1 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2022.

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

The ending balance for unrecognized tax benefits that, if recognized, would impact the effective rate is $0, $1 million and $1 million for each of the years ended December 31, 2022, 2021 and 2020. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2022, 2021 and 2020.

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company was included in a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

For periods after the Separation, Brighthouse Life Insurance Company and any directly owned life insurance and reinsurance subsidiaries (including the Company and Brighthouse Reinsurance Company of Delaware) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of Brighthouse Life Insurance Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

53

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

12. Income Tax (continued)

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife, Inc. Among other things, the tax separation agreement governs the allocation between MetLife, Inc. and the Company of the responsibility for the taxes of the MetLife, Inc. group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2022, 2021 and 2020, MetLife, Inc. paid $2 million, $3 million and $0, respectively, to the Company under the tax separation agreement. At December 31, 2022 and 2021, the current income tax payable included $0 and $3 million, respectively, payable to MetLife, Inc. related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

The Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

54

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1 million and $161 million at December 31, 2022 and 2021, respectively.

Commitments to Fund Private Corporate Bond Investments

The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were less than $1 million and $16 million at December 31, 2022 and 2021, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have a liability for indemnities, guarantees and commitments at either December 31, 2022 or 2021.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife, Inc. for services necessary to conduct its activities. Certain of the MetLife, Inc. services have continued, however, MetLife, Inc. ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

ServiceCo currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $11 million, $13 million and $11 million for the years ended December 31, 2022, 2021 and 2020, respectively. Costs incurred under these arrangements were $52 million, $54 million and $53 million for the years ended December 31, 2022, 2021 and 2020, respectively, and were recorded in other expenses.

55

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements (continued)

14. Related Party Transactions (continued)

Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife, Inc. The Company incurred costs of $0, $0 and $3 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($55) million and ($18) million at December 31, 2022 and 2021, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $11 million, $13 million and $12 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $83 million, $92 million and $71 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company also had related party fee income receivables of $1 million at both December 31, 2022 and 2021.

15. Subsequent Events

Intercompany Liquidity Facilities

Upon maturity on February 16, 2023, the November 2022 Promissory Note was replaced by a $125 million promissory note that bears interest at a fixed rate of 5.9937% and matures on May 16, 2023.

Capital Contribution

On March 24, 2023, Brighthouse Life Insurance Company approved a capital contribution of $100 million, which is expected to be paid during the first quarter of 2023.

56

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Summary of Investments
Other Than Investments in Related Parties
December 31, 2022

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
State and political subdivision	$298	$245	$245
U.S. government and agency	205	192	192
Public utilities	122	104	104
Foreign government	17	14	14
All other corporate bonds	2,995	2,588	2,588
Total bonds	3,637	3,143	3,143
Mortgage-backed and asset-backed securities	957	873	873
Redeemable preferred stock	11	9	9
Total fixed maturity securities	4,605	4,025	4,025
Equity securities:
Common stock:
Industrial, miscellaneous and all other	1	1	1
Non-redeemable preferred stock	3	3	3
Total equity securities	4	4	4
Mortgage loans	1,218		1,218
Limited liability companies	7		7
Other invested assets	266		266
Total investments	$6,100		$5,520

(1) Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited liability companies, cost represents original cost adjusted for equity in earnings and distributions.

57

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Supplementary Insurance Information
December 31, 2022 and 2021

(In millions)

Segment	DAC	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2022
Annuities	$310	$496	$4,817	$—	$2
Life	14	362	11	1	—
Corporate & Other	1	12	—	—	—
Total	$325	$870	$4,828	$1	$2
2021
Annuities	$208	$461	$4,349	$—	$2
Life	16	386	11	1	—
Corporate & Other	—	11	—	—	—
Total	$224	$858	$4,360	$1	$2

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

58

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Supplementary Insurance Information (continued)
December 31, 2022, 2021 and 2020

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC	Other Expenses
2022
Annuities	$97	$153	$79	$24	$66
Life	1	33	15	2	10
Corporate & Other	—	2	(1)	—	5
Total	$98	$188	$93	$26	$81
2021
Annuities	$113	$121	$42	$(4)	$65
Life	4	35	10	2	11
Corporate & Other	1	1	(3)	—	1
Total	$118	$157	$49	$(2)	$77
2020
Annuities	$102	$97	$59	$37	$57
Life	12	36	2	1	12
Corporate & Other	1	1	—	—	8
Total	$115	$134	$61	$38	$77

(1)  See Note 2 of the Notes to the Financial Statements for the basis of allocation of net investment income.

59

Brighthouse Life Insurance Company of NY
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Reinsurance
December 31, 2022, 2021 and 2020

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2022
Life insurance in-force	$37,212	$32,121	$—	$5,091	—%
Life insurance premium (1)	$71	$63	$—	$8	—%
2021
Life insurance in-force	$39,572	$33,955	$—	$5,617	—%
Life insurance premium (1)	$75	$62	$—	$13	—%
2020
Life insurance in-force	$41,707	$35,792	$—	$5,915	—%
Life insurance premium (1)	$82	$60	$—	$22	—%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2022, 2021 and 2020, reinsurance ceded included related party transactions for life insurance in-force of $24.5 billion, $25.8 billion and $27.0 billion, respectively, and life insurance premiums of $47 million, $45 million and $43 million, respectively. There were no related party transactions for assumed life insurance in-force and life insurance premiums for the years ended December 31, 2022, 2021 and 2020.

60

Metropolitan Tower Life Insurance Company and Subsidiaries
Consolidated Financial Statements
As of December 31, 2022 and 2021 and for the Years Ended December 31, 2022, 2021 and 2020
and Independent Auditor’s Report

This page is intentionally left blank.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
MTL-1

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 7, 2023

MTL-2

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2022 and 2021
(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,564 and $25,753, respectively)	$23,526	$27,279
Mortgage loans (net of allowance for credit loss of $46 and $29, respectively)	9,166	6,876
Policy loans	1,604	1,647
Real estate and real estate joint ventures	633	350
Other limited partnership interests	1,117	1,039
Short-term investments, at estimated fair value	503	289
Annuities funding structured settlement claims	5,299	5,367
Other invested assets	1,111	562
Total investments	42,959	43,409
Cash and cash equivalents, principally at estimated fair value	1,644	691
Accrued investment income	310	232
Premiums, reinsurance and other receivables	6,987	7,435
Deferred policy acquisition costs and value of business acquired	568	388
Deferred income tax asset	595	—
Other assets	156	187
Separate account assets	5,763	5,050
Total assets	$58,982	$57,392
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$27,756	$23,639
Policyholder account balances	12,280	11,127
Other policy-related balances	5,891	5,995
Policyholder dividends payable	82	88
Payables for collateral under securities loaned and other transactions	1,927	2,352
Long-term debt	107	106
Current income tax payable	18	9
Deferred income tax liability	—	317
Other liabilities	4,057	4,475
Separate account liabilities	5,763	5,050
Total liabilities	57,881	53,158
Contingencies and Commitments (Note 12)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,832	1,263
Accumulated other comprehensive income (loss)	(2,826)	876
Total stockholder’s equity	1,101	4,234
Total liabilities and stockholder’s equity	$58,982	$57,392
See accompanying notes to the consolidated financial statements.
MTL-3

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Revenues
Premiums	$6,627	$2,660	$6,435
Universal life and investment-type product policy fees	237	181	141
Net investment income	1,784	1,747	1,261
Other revenues	94	77	70
Net investment gains (losses)	38	61	(6)
Net derivative gains (losses)	310	98	(86)
Total revenues	9,090	4,824	7,815
Expenses
Policyholder benefits and claims	7,539	3,535	7,117
Interest credited to policyholder account balances	274	222	221
Policyholder dividends	136	147	165
Other expenses	410	152	234
Total expenses	8,359	4,056	7,737
Income (loss) before provision for income tax	731	768	78
Provision for income tax expense (benefit)	162	157	15
Net income (loss)	$569	$611	$63
See accompanying notes to the consolidated financial statements.

MTL-4

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Net income (loss)	$569	$611	$63
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(4,981)	(668)	628
Unrealized gains (losses) on derivatives	312	168	(134)
Foreign currency translation adjustments	(19)	—	2
Other	2	—	—
Other comprehensive income (loss), before income tax	(4,686)	(500)	496
Income tax (expense) benefit related to items of other comprehensive income (loss)	984	105	(104)
Other comprehensive income (loss), net of income tax	(3,702)	(395)	392
Comprehensive income (loss)	$(3,133)	$216	$455
See accompanying notes to the consolidated financial statements.
MTL-5

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2019	$3	$1,822	$609	$879	$3,313
Cumulative effects of changes in accounting principles, net of income tax			(20)		(20)
Capital contribution		270			270
Net income (loss)			63		63
Other comprehensive income (loss), net of income tax				392	392
Balance at December 31, 2020	3	2,092	652	1,271	4,018
Net income (loss)			611		611
Other comprehensive income (loss), net of income tax				(395)	(395)
Balance at December 31, 2021	3	2,092	1,263	876	4,234
Net income (loss)			569		569
Other comprehensive income (loss), net of income tax				(3,702)	(3,702)
Balance at December 31, 2022	$3	$2,092	$1,832	$(2,826)	$1,101
See accompanying notes to the consolidated financial statements.
MTL-6

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$569	$611	$63
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	3	19
Amortization of premiums and accretion of discounts associated with investments, net	(29)	(21)	(31)
(Gains) losses on investments, net	(38)	(61)	6
(Gains) losses on derivatives, net	(269)	(27)	126
(Income) loss from equity method investments, net of dividends or distributions	43	(256)	(6)
Interest credited to policyholder account balances	369	332	332
Universal life and investment-type product policy fees	(360)	(368)	(376)
Change in fair value option securities	19	(53)	(55)
Change in accrued investment income	(59)	(34)	(36)
Change in premiums, reinsurance and other receivables	409	(153)	(141)
Change in deferred policy acquisition costs and value of business acquired, net	10	45	37
Change in income tax	81	146	(69)
Change in other assets	32	(10)	(8)
Change in insurance-related liabilities and policy-related balances	3,215	4,067	3,722
Change in other liabilities	(202)	135	49
Other, net	(9)	—	(16)
Net cash provided by (used in) operating activities	3,782	4,356	3,616
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	10,119	11,119	6,794
Equity securities	5	28	12
Mortgage loans	527	750	453
Real estate and real estate joint ventures	284	12	—
Other limited partnership interests	108	49	33
Short-term investments	550	2,221	179
Purchases and originations of:
Fixed maturity securities available-for-sale	(10,579)	(14,990)	(10,976)
Equity securities	(21)	(3)	(17)
Mortgage loans	(2,913)	(3,022)	(1,921)
Real estate and real estate joint ventures	(343)	(31)	(113)
Other limited partnership interests	(229)	(304)	(197)
Short-term investments	(721)	(2,473)	(226)
Cash received in connection with freestanding derivatives	71	53	31
Cash paid in connection with freestanding derivatives	(147)	(43)	(45)
Net change in policy loans	43	66	50
Net change in other invested assets	(308)	(3)	(42)
Other, net	2	4	14
Net cash provided by (used in) investing activities	$(3,552)	$(6,567)	$(5,971)
See accompanying notes to the consolidated financial statements.
MTL-7

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from financing activities
Policyholder account balances:
Deposits	$6,850	$4,546	$4,725
Withdrawals	(5,702)	(2,895)	(3,393)
Net change in payables for collateral under securities loaned and other transactions	(425)	576	756
Capital contribution	—	—	270
Net cash provided by (used in) financing activities	723	2,227	2,358
Change in cash and cash equivalents	953	16	3
Cash and cash equivalents, beginning of year	691	675	672
Cash and cash equivalents, end of year	$1,644	$691	$675
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$8	$8	$8
Income tax	$82	$13	$84
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,258	$423	$2,037
Increase in equity securities due to in-kind distributions received from other limited partnership interests	$2	$15	$7
Transfer of real estate and real estate joint ventures from an affiliate	$144	$—	$—
Transfer of real estate and real estate joint ventures to an affiliate	$144	$—	$380
Transfer of fixed maturity securities available-for-sale from an affiliate	$328	$—	$296
Transfer of fixed maturity securities available-for-sale to affiliates	$139	$—	$—
Transfer of fair value option securities to an affiliate	$186	$—	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$29	$7	$—
Increase in real estate and real estate joint ventures due to the expiration of leveraged leases where the underlying assets were real estate	$—	$—	$173
Transfer of mortgage loans from an affiliate	$—	$—	$84
Reclassification of certain fixed maturity securities available-for-sale as fair value option securities	$—	$—	$131
See accompanying notes to the consolidated financial statements.

MTL-8

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Nebraska (“Nebraska”) and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
MTL-9

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Reclassifications
Cash flows from short term investments in the prior years’ Consolidated Statement of Cash Flows, which were previously presented net, have been revised to gross presentation to conform with the current year presentation. The revision in presentation was not material to the previously presented financial statements.
Summary of Significant Accounting Policies
The following are the Company’s significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy	Note
Insurance	2
Deferred Policy Acquisition Costs and Value of Business Acquired	3
Reinsurance	4
Investments	5
Derivatives	6
Fair Value	7
Income Tax	11
Litigation Contingencies	12
Insurance
Future Policy Benefit Liabilities and Policyholder Account Balances
The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are “locked in” upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.
Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.
Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs (“DAC”), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.
MTL-10

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.
Other Policy-Related Balances
Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 2, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product’s estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.
The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.
Recognition of Insurance Revenues and Deposits
Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.
Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.
Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
MTL-11

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.
DAC and VOBA are amortized as follows:

Products:		In proportion to the following over estimated lives of the contracts:
•	Nonparticipating and non-dividend-paying traditional contracts:	Actual and expected future gross premiums.
• Term insurance
• Nonparticipating whole life insurance
•	Participating, dividend-paying traditional contracts	Actual and expected future gross margins.
•	Fixed and variable universal life contracts	Actual and expected future gross profits.
See Note 3 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable
MTL-12

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option (“FVO”) securities (“FVO Securities”).
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) (“OCI”), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and
MTL-13

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 5 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
MTL-14

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes in earnings within net investment income its share of the investee’s earnings. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MTL-15

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 2.
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Corporate owned life insurance is carried at the cash surrender value, with changes in cash surrender value recorded through net investment income.
•Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
MTL-16

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
MTL-17

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
MTL-18

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property and Equipment
Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $10 million and $77 million at December 31, 2022 and 2021, respectively. Accumulated depreciation was $7 million and $73 million at December 31, 2022 and 2021, respectively.
MTL-19

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Related depreciation expense was $1 million, $3 million and $4 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
MTL-20

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2022.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance	The guidance requires entities to provide annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model by analogy and can include tax credits and other forms of government assistance. Entities are required to disclose information about (i) the nature of the transactions and the related accounting policy used to account for the transactions; (ii) the line items on the balance sheet and income statement that are affected by the transactions, including the associated amounts; and (iii) the significant terms and conditions of the transactions, including commitments and contingencies.	Annual periods beginning January 1, 2022, to be applied prospectively (with early adoption permitted).	The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate (“LIBOR”), affected by reference rate reform.

Contract modifications for invested assets and derivative instruments occurred during 2021 and 2022 and will continue into 2023. Based on actions taken to date, the adoption of the guidance has not had a material impact on the Company’s consolidated financial statements. The Company does not expect the adoption of this guidance to have a material ongoing impact on its consolidated financial statements.

MTL-21

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2022 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date, as amended by ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; as amended by ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts

The guidance (i) prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts, and requires assumptions for those liability valuations to be updated after contract inception, (ii) requires more market-based product guarantees (“market risk benefits”) on certain separate account and other account balance long-duration contracts to be accounted for at fair value, (iii) simplifies the amortization of DAC for virtually all long-duration contracts, and (iv) introduces certain financial statement presentation requirements, as well as significant additional quantitative and qualitative disclosures.

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Certain contracts or contract features to be identified as “market risk benefits” are currently accounted for as embedded derivatives and measured at fair value, while others will transition to fair value measurement upon the adoption of ASU 2018-12. The methods for determining the fair value of contract features considered to be market risk benefits are similar to the approaches used if it was previously accounted for as an embedded derivative; except that changes in fair value attributable to nonperformance risk now will be recognized directly in OCI.

The amendments in ASU 2019-09 defer the effective date of ASU 2018-12 to January 1, 2022 for all entities, and the amendments in ASU 2020-11 further defer the effective date of ASU 2018-12 for an additional year to January 1, 2023 for all entities. The amendments in ASU 2022-05 allow entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company does not intend to make such an election.

January 1, 2023, to be applied retrospectively to January 1, 2021 (with early adoption permitted). Estimated impacts from adoption as of the transition date of January 1, 2021 are measured using market assumptions appropriate as of that date. Such estimates do not reflect changes in market assumptions subsequent to January 1, 2021.

The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position, results of operations, and disclosures.

The Company will adopt the guidance effective January 1, 2023. The modified retrospective approach will be used, except in regard to market risk benefits where the Company will use the full retrospective approach. Based upon these transition methods, the Company currently estimates that the January 1, 2021 transition date impact from adoption is expected to result in a decrease to total equity of approximately $400 million, net of income tax.

The expected decrease in total equity includes the estimated impact to accumulated OCI (“AOCI”) which, as of the transition date, is expected to result in a decrease of approximately $400 million, net of income tax.

The most significant drivers of the expected decrease in AOCI are the anticipated impacts of the changes in the discount rates as of the transition date to be used in measuring the liability for future policy benefits for traditional and limited payment contracts and the non-performance risk in the valuation of the Company’s market risk benefits. The expected decrease in AOCI is expected to be partially offset by the removal of loss recognition balances recorded in AOCI related to unrealized investment gains associated with certain long-duration products.

As of December 31, 2022, primarily as a result of increases in market interest rates from the January 1, 2021 transition date to December 31, 2022, the Company estimates that the transition date reduction to AOCI will fully reverse.

MTL-22

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. In addition, the amendments clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments also require entities that hold equity securities subject to contractual sale restrictions to make disclosures about the fair value of such equity securities, the nature and remaining duration of the restriction(s) and the circumstances that could cause a lapse in the restriction(s).	January 1, 2024, to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption (with early adoption permitted).	The Company is continuing to evaluate the impact of the guidance, and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings (“TDRs”) by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, to be applied prospectively; however, for the transition method related to the recognition and measurement of TDRs, an entity can apply a modified retrospective transition method (with early adoption permitted).	The Company will adopt the ASU effective January 1, 2023 and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The guidance indicates how to determine whether a contract liability is recognized by the acquirer in a business combination and provides specific guidance on how to recognize and measure acquired contract assets and contract liabilities from revenue contracts in a business combination.
		January 1, 2023, to be applied prospectively (with early adoption permitted).	The Company does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
MTL-23

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance
Insurance Liabilities
Future policy benefits are measured as follows:

Product Type:	Measurement Assumptions:
Participating life	Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.
Nonparticipating life	Aggregate of the present value of future expected benefit payments and related expenses less the present value of future expected net premiums. Assumptions as to mortality and persistency are based upon the Company’s experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 11%.
Individual and group traditional fixed annuities after annuitization	Present value of future expected payments. Interest rate assumptions used in establishing such liabilities range from 2% to 8%.
Non-medical health insurance	The net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 5%.
Disabled lives	Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.
Participating business represented 33% and 31% of the Company’s life insurance in-force at December 31, 2022 and 2021, respectively. Participating policies represented 95%, 92% and 94% of gross traditional life insurance premiums for the years ended December 31, 2022, 2021 and 2020, respectively.
Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 7%, less expenses, mortality charges and withdrawals.
Guarantees
The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.
MTL-24

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

	Annuity Contracts	Universal Life Contracts
	Guaranteed Annuitization Benefits	Secondary Guarantees	Paid-Up Guarantees	Total
	(In millions)
Direct:
Balance at January 1, 2020	$6	$166	$261	$433
Incurred guaranteed benefits	—	60	38	98
Paid guaranteed benefits	—	(10)	(32)	(42)
Balance at December 31, 2020	6	216	267	489
Incurred guaranteed benefits	—	25	28	53
Paid guaranteed benefits	—	(9)	(33)	(42)
Balance at December 31, 2021	6	232	262	500
Incurred guaranteed benefits	—	10	61	71
Paid guaranteed benefits	—	(20)	(31)	(51)
Balance at December 31, 2022	$6	$222	$292	$520
Ceded:
Balance at January 1, 2020	$—	$166	$187	$353
Incurred guaranteed benefits	—	60	28	88
Paid guaranteed benefits	—	(10)	(23)	(33)
Balance at December 31, 2020	—	216	192	408
Incurred guaranteed benefits	—	25	20	45
Paid guaranteed benefits	—	(9)	(24)	(33)
Balance at December 31, 2021	—	232	188	420
Incurred guaranteed benefits	—	10	15	25
Paid guaranteed benefits	—	(20)	(22)	(42)
Balance at December 31, 2022	$—	$222	$181	$403
Net:
Balance at January 1, 2020	$6	$—	$74	$80
Incurred guaranteed benefits	—	—	10	10
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2020	6	—	75	81
Incurred guaranteed benefits	—	—	8	8
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2021	6	—	74	80
Incurred guaranteed benefits	—	—	46	46
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2022	$6	$—	$111	$117
MTL-25

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Information regarding the Company’s guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

	December 31,
	2022	2021
	At Annuitization
	(Dollars in millions)
Annuity Contracts:
Total account value (1)	$236	$241
Net amount at risk (2)	$43	$44
Average attained age of contractholders	72 years	71 years

	December 31,
	2022		2021
	Secondary Guarantees	Paid-Up Guarantees	Secondary Guarantees	Paid-Up Guarantees
	(Dollars in millions)
Universal Life Contracts:
Total account value (1)	$1,640	$1,779	$1,686	$1,868
Net amount at risk (3)	$9,149	$6,969	$9,558	$7,476
Average attained age of policyholders	71 years	67 years	70 years	67 years
______________
(1)Includes the contractholders’ investments in the general account and separate account, if applicable.
(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company’s potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.
(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.
Guarantees — Separate Accounts
Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Equity	$28	$38
Balanced	2	2
Bond	2	3
Total	$32	$43

MTL-26

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Obligations Under Funding Agreements
The Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2022 and 2021, the Company issued $2.7 billion and $1.2 billion, respectively, and repaid $2.5 billion and $8 million, respectively, of such funding agreements. At December 31, 2022 and 2021, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $2.5 billion and $2.3 billion, respectively.
MTL is a member of FHLBNY. Holdings of common stock of FHLBNY, included in other invested assets, were $70 million and $51 million at December 31, 2022 and 2021, respectively.
The Company has also entered into funding agreements with FHLBNY. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

	Liability		Collateral (2)
	December 31,
	2022	2021	2022	2021
	(In millions)
FHLBNY (1)	$1,405	$1,005	$1,912	$1,336
______________
(1)Represents funding agreements issued to FHLBNY in exchange for cash and for which it has been granted a lien on certain assets, some of which are in the custody of FHLBNY, including residential mortgage-backed securities (“RMBS”), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
(2)Advances are collateralized primarily by mortgage-backed securities presented at estimated fair value. The remaining collateral is mortgage loans presented at carrying value.
MTL-27

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$326	$349	$343
Less: Reinsurance recoverables	168	174	185
Net balance at January 1,	158	175	158
Incurred related to:
Current year	331	358	438
Prior years (1)	40	39	60
Total incurred	371	397	498
Paid related to:
Current year	(256)	(322)	(421)
Prior years	(75)	(92)	(60)
Total paid	(331)	(414)	(481)
Net balance at December 31,	198	158	175
Add: Reinsurance recoverables	185	168	174
Balance at December 31 (included in future policy benefits and other policy-related balances),	$383	$326	$349
______________
(1)For the years ended December 31, 2022, 2021 and 2020, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
Separate Accounts
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $5.4 billion and $4.6 billion at December 31, 2022 and 2021, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $365 million and $500 million at December 31, 2022 and 2021, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.94% and 6.48% at December 31, 2022 and 2021, respectively.
Obligations Assumed Under Structured Settlement Assignments
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.
See Note 5 for additional information on obligations assumed under structured settlement assignments.
MTL-28

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired
See Note 1 for a description of capitalized acquisition costs.
Nonparticipating and Non-Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.
Participating, Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.
Fixed and Variable Universal Life Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.
MTL-29

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)
Factors Impacting Amortization
Separate account rates of return on variable universal life contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company’s long-term expectation produce higher account balances, which increases the Company’s future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company’s long-term expectation. The Company’s practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.
The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.
Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.
Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.
MTL-30

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)
Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$355	$361	$446
Capitalizations	41	40	41
Amortization related to:
Net investment gains (losses) and net derivative gains (losses)	(2)	—	1
Other expenses	(45)	(83)	(77)
Total amortization	(47)	(83)	(76)
Unrealized investment gains (losses)	187	37	(50)
Balance at December 31,	536	355	361
VOBA:
Balance at January 1,	33	36	39
Amortization related to other expenses	(4)	(4)	(2)
Unrealized investment gains (losses)	3	1	(1)
Balance at December 31,	32	33	36
Total DAC and VOBA:
Balance at December 31,	$568	$388	$397
4. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. In 2021, the Company began reinsuring certain group annuity contracts issued in connection with pension risk transfers to an affiliate.
The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MTL-31

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.5 billion and $1.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
At December 31, 2022, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $909 million of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL-32

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$5,420	$4,866	$5,952
Reinsurance assumed	1,477	1,236	743
Reinsurance ceded	(270)	(3,442)	(260)
Net premiums	$6,627	$2,660	$6,435
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$430	$428
Reinsurance assumed	—	—	—
Reinsurance ceded	(177)	(249)	(287)
Net universal life and investment-type product policy fees	$237	$181	$141
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,790	$6,115	$7,102
Reinsurance assumed	1,359	1,237	667
Reinsurance ceded	(610)	(3,817)	(652)
Net policyholder benefits and claims	$7,539	$3,535	$7,117
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$370	$319	$322
Reinsurance assumed	—	—	—
Reinsurance ceded	(96)	(97)	(101)
Net interest credited to policyholder account balances	$274	$222	$221
Other expenses
Direct other expenses	$261	$135	$137
Reinsurance assumed	100	130	124
Reinsurance ceded	49	(113)	(27)
Net other expenses	$410	$152	$234
MTL-33

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022				2021
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$65	$268	$6,654	$6,987	$97	$369	$6,969	$7,435
Deferred policy acquisition costs and value of business acquired	162	473	(67)	568	180	301	(93)	388
Total assets	$227	$741	$6,587	$7,555	$277	$670	$6,876	$7,823
Liabilities
Future policy benefits	$24,480	$3,276	$—	$27,756	$20,632	$3,007	$—	$23,639
Other policy-related balances	5,658	237	(4)	5,891	5,662	335	(2)	5,995
Other liabilities	238	50	3,769	4,057	430	46	3,999	4,475
Total liabilities	$30,376	$3,563	$3,765	$37,704	$26,724	$3,388	$3,997	$34,109
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $979 million and $1.0 billion at December 31, 2022 and 2021, respectively. There were no deposit liabilities on reinsurance at both December 31, 2022 and 2021.
MTL-34

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., and MetLife Insurance K.K., all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Reinsurance assumed	$105	$107	$111
Reinsurance ceded	(1)	(3,232)	(2)
Net premiums	$104	$(3,125)	$109
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	—	(1)	(1)
Net universal life and investment-type product policy fees	$—	$(1)	$(1)
Policyholder benefits and claims
Reinsurance assumed	$103	$101	$101
Reinsurance ceded	(36)	(3,138)	(1)
Net policyholder benefits and claims	$67	$(3,037)	$100
Interest credited to policyholder account balances
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(30)	(30)	(29)
Net interest credited to policyholder account balances	$(30)	$(30)	$(29)
Other expenses
Reinsurance assumed	$18	$20	$19
Reinsurance ceded	80	(89)	—
Net other expenses	$98	$(69)	$19
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2022		2021
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$28	$3,992	$30	$4,161
Deferred policy acquisition costs and value of business acquired	112	—	85	—
Total assets	$140	$3,992	$115	$4,161
Liabilities
Future policy benefits	$755	$—	$684	$—
Other policy-related balances	8	—	7	—
Other liabilities	7	3,089	8	3,210
Total liabilities	$770	$3,089	$699	$3,210
MTL-35

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $3.0 billion and $3.1 billion and other liabilities of $3.1 billion and $3.2 billion at December 31, 2022 and 2021, respectively, as well as decreases (increases) to premiums of $0 and $3.2 billion, policyholder benefits and claims of $34 million and $3.1 billion and other expenses of ($80) million and $89 million for the years ended December 31, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $1.0 billion and $1.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $978 million and $1.0 billion at December 31, 2022 and 2021, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2022 and 2021.
5. Investments
See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”
MTL-36

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)

	December 31,
	2022					2021
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,258	$—	$22	$1,361	$7,919	$7,864	$—	$669	$35	$8,498
Foreign corporate	5,747	—	25	1,152	4,620	4,641	(8)	319	56	4,896
RMBS	3,532	—	4	515	3,021	2,882	—	80	26	2,936
ABS & CLO	2,447	—	—	188	2,259	2,286	—	15	6	2,295
Foreign government	1,777	(1)	55	264	1,567	1,741	—	251	17	1,975
U.S. government and agency	1,695	—	2	207	1,490	3,901	—	256	38	4,119
CMBS	1,518	—	2	168	1,352	1,453	(1)	42	4	1,490
Municipals	1,590	—	2	294	1,298	985	—	87	2	1,070
Total fixed maturity securities AFS	$27,564	$(1)	$112	$4,149	$23,526	$25,753	$(9)	$1,719	$184	$27,279
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$459	$2,993	$4,229	$12,385	$7,497	$27,563
Estimated fair value	$454	$2,851	$3,715	$9,874	$6,632	$23,526
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MTL-37

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2022				2021
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$6,036	$1,018	$979	$343	$1,423	$30	$96	$5
Foreign corporate	3,212	805	987	347	1,252	36	175	20
RMBS	1,926	259	1,001	256	1,492	23	62	3
ABS & CLO	1,559	124	519	64	1,111	6	73	1
Foreign government	809	150	293	114	419	13	41	4
U.S. government and agency	939	90	472	117	1,748	16	221	21
CMBS	935	119	276	49	466	3	52	1
Municipals	1,097	254	109	40	130	2	11	—
Total fixed maturity securities AFS	$16,513	$2,819	$4,636	$1,330	$8,041	$129	$731	$55
Investment grade	15,799	2,747	4,440	1,283	7,775	123	693	52
Below investment grade	714	72	196	47	266	6	38	3
Total fixed maturity securities AFS	$16,513	$2,819	$4,636	$1,330	$8,041	$129	$731	$55
Total number of securities in an unrealized loss position	3,751		1,330		1,486		220
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MTL-38

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $4.0 billion for the year ended December 31, 2022 to $4.1 billion primarily due to increases in interest rates, widening credit spreads, and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were $1.3 billion at December 31, 2022, or 32% of the total gross unrealized losses on securities without an ACL.
Investment Grade Fixed Maturity Securities AFS
Of the $1.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $1.3 billion, or 96%, were related to 1,245 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
MTL-39

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Below Investment Grade Fixed Maturity Securities AFS
Of the $1.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $47 million, or 4%, were related to 85 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. corporate and foreign corporate securities (primarily transportation, consumer and communications). These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long -term prospects of the issuers.
Current Period Evaluation
At December 31, 2022, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company’s current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2022.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,308	47.0%	$3,426	49.8%
Agricultural	3,438	37.5	2,662	38.7
Residential	1,466	16.0	817	11.9
Total amortized cost	9,212	100.5	6,905	100.4
Allowance for credit loss	(46)	(0.5)	(29)	(0.4)
Total mortgage loans, net	$9,166	100.0%	$6,876	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans, was $7 million and $2 million at December 31, 2022 and 2021, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $18 million, $29 million and $11 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2021 was $12 million, $25 million and $6 million, respectively.
Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $860 million and $408 million for the years ended December 31, 2022 and 2021, respectively.
The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2022, 2021 and 2020 were $1.6 billion, $2.1 billion and 1.1 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $499 million, $388 million and $209 million for the years ended December 31, 2022, 2021 and 2020, respectively.
MTL-40

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure. In addition, for the year ended December 31, 2022, the Company contributed commercial mortgage loans with an amortized cost of $29 million to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the year, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $28 million. The real estate collateralizing these foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. As a result of the excess of estimated fair value of the collateral over the amortized cost of the commercial mortgage loans, upon consummating the foreclosures or deed-in-lieu of foreclosure transactions, the joint ventures recognized a gain, of which the Company recognized its pro-rata share of $3 million within net investment gains (losses).
Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2022				2021				2020
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$16	$9	$4	$29	$11	$9	$4	$24	$9	$2	$—	$11
Adoption of credit loss guidance	—	—	—	—	—	—	—	—	(4)	3	1	—
Provision (release)	1	5	11	17	5	—	—	5	6	4	3	13
Balance at December 31,	$17	$14	$15	$46	$16	$9	$4	$29	$11	$9	$4	$24
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected TDRs (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MTL-41

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments,
MTL-42

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$693	$1,175	$294	$433	$252	$545	$—	$3,392	78.7%
65% to 75%	411	176	91	32	46	26	—	782	18.2
76% to 80%	—	2	—	47	4	9	—	62	1.4
Greater than 80%	—	—	—	14	7	51	—	72	1.7
Total	$1,104	$1,353	$385	$526	$309	$631	$—	$4,308	100.0%
DSCR:
> 1.20x	$1,058	$1,227	$366	$484	$286	$539	$—	$3,960	91.9%
1.00x - 1.20x	32	33	10	12	9	37	—	133	3.1
<1.00x	14	93	9	30	14	55	—	215	5.0
Total	$1,104	$1,353	$385	$526	$309	$631	$—	$4,308	100.0%
MTL-43

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$692	$1,201	$714	$193	$279	$67	$64	$3,210	93.4%
65% to 75%	19	92	46	—	49	4	3	213	6.2
Greater than 80%	—	—	15	—	—	—	—	15	0.4
Total	$711	$1,293	$775	$193	$328	$71	$67	$3,438	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$547	$511	$118	$271	$9	$3	$—	$1,459	99.5%
Nonperforming (1)	2	2	—	3	—	—	—	7	0.5
Total	$549	$513	$118	$274	$9	$3	$—	$1,466	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $2 million and $0 at December 31, 2022 and 2021, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $42 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2022.
MTL-44

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$56	$7	$7	$33
Other real estate	—	—	—	—	2
Real estate joint ventures	590	294	12	7	(2)
Total real estate and real estate joint ventures	$633	$350	$19	$14	$33
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$3	$3	$2
Industrial	—	13	4	4	3
Office	—	—	—	—	28
Total leased real estate investments	$43	$56	$7	$7	$33
Future contractual receipts under operating leases at December 31, 2022 were $2 million in 2023, $2 million in 2024, $2 million in 2025, $3 million in 2026, $0 in 2027, and in total were $9 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 6), corporate owned life insurance and affiliated loans ( see “— Related Party Investment Transactions”).
MTL-45

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
FVO Securities
The following table presents the cost, net unrealized gains (losses) and estimated fair value of FVO Securities at:

	December 31,
	2022			2021
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value

		(In millions)
FVO Securities	$—	$—	$—	$106	$99	$205
______________
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $644 million and $379 million, principally at estimated fair value, at December 31, 2022 and 2021, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2022	2021
	(In millions)
Government
Canada	$1,068	$1,285
Corporate
Ernst & Young LLP	$151	N/A
Bain Capital Holdings LP	$124	N/A
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2022			2021
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,373	$1,408	$1,316	$2,191	$2,232	$2,232
______________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2022 and within fixed maturity securities AFS at December 31, 2021.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL-46

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2022					2021
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$224	$672	$258	$—	$1,154	$609	$800	$822	$—	$2,231
Agency RMBS	—	63	191	—	254	—	—	—	—	—
U.S. corporate	—	—	—	—	—	1	—	—	—	1
Total	$224	$735	$449	$—	$1,408	$610	$800	$822	$—	$2,232
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,175	$1,471
Invested assets pledged as collateral (1)	1,958	1,435
Total invested assets on deposit and pledged as collateral	$3,133	$2,906
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $70 million and $51 million, at redemption value, at December 31, 2022 and 2021, respectively, (see Note 1).
MTL-47

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $1.7 billion at December 31, 2022, comprised primarily of other limited partnership interests (private equity funds and hedge funds) and real estate joint ventures (including real estate funds). The Company’s maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus $843 million of unfunded commitments at December 31, 2022.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for the three most recent annual periods.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $504.5 billion and $444.5 billion at December 31, 2022 and 2021, respectively. Aggregate total liabilities of these entities totaled $66.8 billion and $57.5 billion at December 31, 2022 and 2021, respectively. Aggregate net income (loss) of these entities totaled $5.4 billion, $87.8 billion and $8.4 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2022 and 2021.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2022		2021
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$5,339	$5,339	$6,092	$6,092
Other limited partnership interests	1,091	1,613	999	1,538
Real estate joint ventures	96	96	151	151
Other invested assets	8	14	9	22
Total	$6,534	$7,062	$7,251	$7,803
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
MTL-48

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2022, 2021 and 2020.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$986	$797	$631
Equity securities	—	1	1
Mortgage loans	340	210	156
Policy loans	83	82	89
Real estate and real estate joint ventures	19	14	33
Other limited partnership interests	71	333	48
Cash, cash equivalents and short-term investments	19	—	3
FVO Securities	(19)	44	43
Annuities funding structured settlement claims	323	330	319
Other	57	(28)	1
Subtotal investment income	1,879	1,783	1,324
Less: Investment expenses	95	36	63
Net investment income	$1,784	$1,747	$1,261

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily FVO Securities)	$—	$—	$8
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO Securities)	(17)	53	46
Net realized and unrealized gains (losses) recognized in NII	$(17)	$53	$54

Changes in estimated fair value subsequent to purchase of FVO Securities still held at the end of the respective periods and recognized in NII:	$—	$44	$43

Equity method investments NII (primarily real estate joint ventures and other limited partnership interests)	$85	$342	$46
MTL-49

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(165)	$60	$8
Equity securities	—	2	(6)
Mortgage loans	(18)	(5)	10
Real estate and real estate joint ventures	211	1	—
Other limited partnership interests	6	—	(2)
Other gains (losses)	4	3	(16)
Total net investment gains (losses)	$38	$61	$(6)

Transaction Type
Realized gains (losses) on investments sold or disposed	$47	$69	$10
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(9)	(14)	(11)
Unrealized net gains (losses) recognized in earnings	—	6	(5)
Net investment gains (losses)	$38	$61	$(6)

Net Investment Gains (Losses) (“NIGL”) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in NIGL	$47	$69	$10
Recognized in NII	—	—	8
Net realized investment gains (losses) from sales and disposals of investments	$47	$69	$18
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$6,708	$9,449	$5,710
Gross investment gains	$142	$172	$75
Gross investment losses	(315)	(103)	(67)
Realized gains (losses) on sales and disposals	(173)	69	8
Net credit loss (provision) release (change in ACL recognized in earnings)	8	(9)	—
Net investment gains (losses)	$(165)	$60	$8
MTL-50

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$470	$690	$378
Amortized cost of invested assets transferred to affiliates	$350	$559	$378
Net investment gains (losses) recognized on transfers	$120	$131	$—
Estimated fair value of derivative liabilities transferred to affiliates	$64	$—	$—
Estimated fair value of invested assets transferred from affiliates	$473	$795	$393
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2022	2021	2022	2021	2020
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$82	$97	$2	$2	$2
Other invested assets		$82	$97	$2	$2	$2
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively. In July 2021, ¥9.3 billion (the equivalent of $87 million) of 2.97% affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) ¥2.8 billion 1.75% due July 2028, (ii) ¥6.5 billion 1.85% due July 2031. In December 2021, a ¥1.4 billion (the equivalent of $13 million) 3.14% affiliated senior unsecured note matured and was refinanced with a ¥1.4 billion 1.85% affiliated senior note due December 2031.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.3 billion and $5.4 billion at December 31, 2022 and 2021, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $323 million, $330 million and $319 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $55 million, $30 million and $27 million for the years ended December 31, 2022, 2021 and 2020, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
MTL-51

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements

6. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
A synthetic guaranteed interest contract (“GIC”) is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are
MTL-52

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
MTL-53

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2022			2021
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$107	$—	$23	$10	$—	$—
Foreign currency swaps	Foreign currency exchange rate	37	7	—	37	3	—
Subtotal		144	7	23	47	3	—
Cash flow hedges:
Interest rate swaps	Interest rate	345	—	23	15	—	—
Foreign currency swaps	Foreign currency exchange rate	3,845	470	6	3,257	130	39
Subtotal		4,190	470	29	3,272	130	39
Total qualifying hedges		4,334	477	52	3,319	133	39
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	125	4	—	125	20	—
Interest rate caps	Interest rate	1,625	47	—	1,250	6	—
Interest rate floors	Interest rate	1,900	12	—	—	—	—
Interest rate futures	Interest rate	100	—	—	78	—	—
Interest rate options	Interest rate	371	5	—	—	—	—
Synthetic GICs	Interest rate	33,271	—	—	28,814	—	—
Foreign currency swaps	Foreign currency exchange rate	569	74	—	490	27	11
Foreign currency forwards	Foreign currency exchange rate	245	1	3	230	—	2
Credit default swaps - purchased	Credit	32	1	—	36	1	—
Credit default swaps - written	Credit	193	2	—	193	5	—
Equity index options	Equity market	—	—	—	148	—	80
Total non-designated or nonqualifying derivatives		38,431	146	3	31,364	59	93
Total		$42,765	$623	$55	$34,683	$192	$132
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2022 and 2021. The Company’s use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MTL-54

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	$—	$(23)	N/A
Hedged items	(1)	—	—	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	—	—	N/A
Hedged items	(5)	—	—	—	N/A
Subtotal	(1)	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	28	—	N/A
Foreign currency exchange rate derivatives (1)	—	—	80	—	N/A
Credit derivatives — purchased (1)	—	—	5	—	N/A
Credit derivatives — written (1)	—	—	(2)	—	N/A
Equity derivatives (1)	16	—	—	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(30)	—	N/A
Subtotal	16	—	81	—	N/A
Earned income on derivatives	33	—	42	—	—
Embedded derivatives (2)	N/A	N/A	187	N/A	N/A
Total	$48	$(10)	$310	$—	$312
MTL-55

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	$—	N/A
Hedged items	—	—	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	1	—	—	N/A
Hedged items	(1)	—	—	N/A
Subtotal	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	$(1)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	176
Amount of gains (losses) reclassified from AOCI into income	—	7	—	(7)
Foreign currency transaction gains (losses) on hedged items	—	(15)	—	—
Subtotal	—	(8)	—	168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	(14)	N/A
Foreign currency exchange rate derivatives (1)	—	—	23	N/A
Credit derivatives — purchased (1)	—	—	—	N/A
Credit derivatives — written (1)	—	—	1	N/A
Equity derivatives (1)	(54)	—	3	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(6)	N/A
Subtotal	(54)	—	7	N//A
Earned income on derivatives	22	—	28	—
Embedded derivatives (2)	N/A	N/A	63	N/A
Total	$(32)	$(8)	$98	$168

MTL-56

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)

	Year Ended December 31, 2020
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(1)	$—	$—	N/A
Hedged items	1	—	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(2)	—	—	N/A
Hedged items	2	—	—	N/A
Subtotal	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	$1
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	(138)
Amount of gains (losses) reclassified from AOCI into income	—	(3)	—	3
Foreign currency transaction gains (losses) on hedged items	—	(16)	—	—
Subtotal	—	(19)	—	(134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	(7)	N/A
Foreign currency exchange rate derivatives (1)	—	—	(25)	N/A
Credit derivatives — purchased (1)	—	—	(2)	N/A
Credit derivatives — written (1)	—	—	(3)	N/A
Equity derivatives (1)	(26)	—	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	8	N/A
Subtotal	(26)	—	(29)	N/A
Earned income on derivatives	22	—	16	—
Embedded derivatives	N/A	N/A	(73)	N/A
Total	$(4)	$(19)	$(86)	$(134)
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(In millions)
Fixed maturity securities AFS	$26	$29	$—	$—
Mortgage loans	$12	$17	$(1)	$—
Future policy benefits	$(53)	$—	23	$—
MTL-57

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $8 million, $0 and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2022 and 2021.
At December 31, 2022 and 2021, the balance in AOCI associated cash flow hedges was $401 million and $89 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2022, the Company expected to reclassify $56 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2022			2021
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$2	$193	5.0	$5	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
MTL-58

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 7 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2022		2021
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$639	$55	$194	$131
OTC-cleared (1)	2	—	5	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	641	55	199	131
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(32)	(32)	(56)	(56)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(514)	—	(94)	—
OTC-cleared	(2)	—	(5)	—
Securities collateral: (5)
OTC-bilateral	(71)	(15)	(35)	(75)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$22	$8	$9	$—
______________
MTL-59

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
(1)At December 31, 2022 and 2021, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $18 million and $7 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $0 and ($1) million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2022 and 2021, the Company received excess cash collateral of $3 million and $21 million, respectively, and provided excess cash collateral of $2 million and $0, respectively.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2022, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2022 and 2021, the Company received excess securities collateral with an estimated fair value of $2 million and $62 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2022 and 2021, the Company provided excess securities collateral with an estimated fair value of $23 million and $17 million, respectively, for its OTC-bilateral derivatives, $7 million and $6 million, respectively, for its OTC-cleared derivatives, and $0 and $1 million, respectively, for its exchange-traded derivatives which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2022	2021
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$23	$75
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$16	$80
______________
(1)After taking into consideration the existence of netting agreements.
MTL-60

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2022	2021
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(124)	$57
Other guarantees	Policyholder account balances	—	4
Embedded derivatives within liability host contracts		$(124)	$61
7. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL-61

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,978	$1,941	$7,919
Foreign corporate	—	3,210	1,410	4,620
RMBS	—	2,911	110	3,021
ABS & CLO	—	1,876	383	2,259
Foreign government	—	1,540	27	1,567
U.S. government and agency	848	642	—	1,490
CMBS	—	1,297	55	1,352
Municipals	—	1,298	—	1,298
Total fixed maturity securities AFS	848	18,752	3,926	23,526
Short-term investments	458	45	—	503
Other investments	—	4	17	21
Derivative assets: (1)
Interest rate	—	68	—	68
Foreign currency exchange rate	—	552	—	552
Credit	—	3	—	3
Equity market	—	—	—	—
Total derivative assets	—	623	—	623
Separate account assets (2)	474	5,074	215	5,763
Total assets	$1,780	$24,498	$4,158	$30,436
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$46	$—	$46
Foreign currency exchange rate	—	9	—	9
Credit	—	—	—	—
Equity market	—	—	—	—
Total derivative liabilities	—	55	—	55
Embedded derivatives within liability host contracts (3)	—	—	(124)	(124)
Total liabilities	$—	$55	$(124)	$(69)
MTL-62

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$6,556	$1,942	$8,498
Foreign corporate	—	3,607	1,289	4,896
RMBS	—	2,684	252	2,936
ABS & CLO	—	1,895	400	2,295
Foreign government	—	1,931	44	1,975
U.S. government and agency	3,219	900	—	4,119
CMBS	—	1,387	103	1,490
Municipals	—	1,070	—	1,070
Total fixed maturity securities AFS	3,219	20,030	4,030	27,279
Short-term investments	272	17	—	289
Other investments	—	2	205	207
Derivative assets: (1)
Interest rate	—	24	2	26
Foreign currency exchange rate	—	160	—	160
Credit	—	6	—	6
Equity market	—	—	—	—
Total derivative assets	—	190	2	192
Separate account assets (2)	161	4,716	173	5,050
Total assets	$3,652	$24,955	$4,410	$33,017
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$—	$—	$—
Foreign currency exchange rate	—	52	—	52
Credit	—	—	—	—
Equity market	—	80	—	80
Total derivative liabilities	—	132	—	132
Embedded derivatives within liability host contracts (3)	—	—	61	61
Total liabilities	$—	$132	$61	$193
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.
MTL-63

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
Foreign government securities, U.S. government and agency securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL-64

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL-65

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs;
This level includes all types of derivatives utilized by the Company with the exception of derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	equity volatility (1)
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
Level 3	•	interest rate volatility (1), (2)
______________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
MTL-66

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
Embedded Derivatives Within Liability Host Contracts
Level 3 Valuation Approaches and Key Inputs:
Embedded derivatives within funds withheld on ceded reinsurance
These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2022				December 31, 2021				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	—	-	106	84	1	-	138	106	Increase
	•	Market pricing	•	Quoted prices (4)	25	-	101	81	56	-	117	96	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	55	-	100	93	68	-	121	100	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	79	-	101	89	92	-	110	101	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Volatility (6)	—%	-	—%	—%	1%	-	1%	1%	Increase (7)
______________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
MTL-67

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
(6)Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.
MTL-68

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Other Investments	Net Derivatives (7)	Separate Accounts (8)	Net Embedded Derivatives (9)
	(In millions)
Balance, January 1, 2021	$2,089	$362	$44	$161	$—	$140	$(122)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	5	3	—	44	1	21	63
Total realized/unrealized gains (losses) included in AOCI	(42)	6	—	—	—	—	—
Purchases (3)	1,363	470	—	—	1	12	—
Sales (3)	(111)	(72)	—	—	—	—	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	(2)
Transfers into Level 3 (4)	11	3	—	—	—	—	—
Transfers out of Level 3 (4)	(84)	(17)	—	—	—	—	—
Balance, December 31, 2021	$3,231	$755	$44	$205	$2	$173	$(61)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	4	—	—	(18)	(2)	36	187
Total realized/unrealized gains (losses) included in AOCI	(887)	(65)	(17)	—	—	—	—
Purchases (3)	1,066	142	—	16	—	6	—
Sales (3)	(173)	(61)	—	(186)	—	—	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	(2)
Transfers into Level 3 (4)	141	19	—	—	—	—	—
Transfers out of Level 3 (4)	(31)	(242)	—	—	—	—	—
Balance, December 31, 2022	$3,351	$548	$27	$17	$—	$215	$124
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020: (5)	$4	$2	$—	$35	$—	$—	$(73)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$3	$1	$—	$44	$1	$—	$63
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$1	$—	$—	$187
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2020: (5)	$107	$5	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(25)	$7	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$4	$2	$—	$35	$—	$(5)	$(73)
Total realized/unrealized gains (losses) included in AOCI	$107	$5	$—	$—	$—	$—	$—
MTL-69

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
______________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
(9)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,166	$—	$—	$8,303	$8,303
Policy loans	$1,604	$—	$—	$1,921	$1,921
Other invested assets	$155	$—	$155	$—	$155
Premiums, reinsurance and other receivables	$1,010	$—	$31	$954	$985
Liabilities
Policyholder account balances	$7,017	$—	$—	$6,866	$6,866
Long-term debt	$107	$—	$109	$—	$109
Separate account liabilities	$843	$—	$843	$—	$843
MTL-70

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$6,876	$—	$—	$7,096	$7,096
Policy loans	$1,647	$—	$—	$2,258	$2,258
Other invested assets	$150	$—	$145	$13	$158
Premiums, reinsurance and other receivables	$1,076	$—	$68	$1,124	$1,192
Liabilities
Policyholder account balances	$5,742	$—	$—	$6,063	$6,063
Long-term debt	$106	$—	$120	$—	$120
Separate account liabilities	$634	$—	$634	$—	$634
8. Long-term Debt
The Company’s long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $107 million and $106 million at December 31, 2022 and 2021, respectively.
Payments of interest and principal on the Company’s surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.
Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2022, 2021 and 2020.
9. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for MTL were in excess of 370% at both December 31, 2022 and 2021.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. The impact of these prescribed accounting practices was ($23) million and $8 million on the statutory capital and surplus of MTL at December 31,2022 and 2021, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
MTL-71

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $232 million, $185 million and ($237) million at December 31, 2022, 2021 and 2020, respectively. Statutory capital and surplus was $1.9 billion and $1.6 billion at December 31, 2022 and 2021, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL did not pay a dividend for the years ended December 31, 2022 and 2021. Under Nebraska Insurance Code, MTL has calculated that it may pay approximately $189 million to MetLife, Inc. without prior regulatory approval by the end of 2023.
MTL-72

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2019	$848	$44	$(4)	$(9)	$879
OCI before reclassifications	635	(137)	2	(1)	499
Deferred income tax benefit (expense)	(134)	29	—	—	(105)
AOCI before reclassifications, net of income tax	1,349	(64)	(2)	(10)	1,273
Amounts reclassified from AOCI	(7)	3	—	1	(3)
Deferred income tax benefit (expense)	2	(1)	—	—	1
Amounts reclassified from AOCI, net of income tax	(5)	2	—	1	(2)
Balance at December 31, 2020	1,344	(62)	(2)	(9)	1,271
OCI before reclassifications	(601)	175	—	(1)	(427)
Deferred income tax benefit (expense)	126	(37)	—	—	89
AOCI before reclassifications, net of income tax	869	76	(2)	(10)	933
Amounts reclassified from AOCI	(67)	(7)	—	1	(73)
Deferred income tax benefit (expense)	14	2	—	—	16
Amounts reclassified from AOCI, net of income tax	(53)	(5)	—	1	(57)
Balance at December 31, 2021	816	71	(2)	(9)	876
OCI before reclassifications	(5,160)	323	(19)	1	(4,855)
Deferred income tax benefit (expense)	1,084	(68)	3	—	1,019
AOCI before reclassifications, net of income tax	(3,260)	326	(18)	(8)	(2,960)
Amounts reclassified from AOCI	179	(11)	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	1	134
Balance at December 31, 2022	$(3,118)	$317	$(18)	$(7)	$(2,826)
For information on offsets to investments related to policyholder liabilities, DAC and VOBA, see “— Net Unrealized Investment Gains (Losses).”
MTL-73

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2022	2021	2020
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(177)	$68	$9	Net investment gains (losses)
Net unrealized investment gains (losses)	—	(1)	(2)	Net investment income
Net unrealized investment gains (losses)	(2)	—	—	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(179)	67	7
Income tax (expense) benefit	37	(14)	(2)
Net unrealized investment gains (losses), net of income tax	(142)	53	5
Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	(10)	—	—	Net investment gains (losses)
Foreign currency exchange rate derivatives	21	7	(3)	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	11	7	(3)
Income tax (expense) benefit	(2)	(2)	1
Gains (losses) on cash flow hedges, net of income tax	9	5	(2)
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(134)	$57	$2
Net Unrealized Investment Gains (Losses)
Unrealized investment gains (losses) on fixed maturity securities AFS, derivatives and other investments and the effect on policyholder liabilities, DAC and VOBA that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.
The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(4,031)	$1,537	$2,412
Derivatives	401	89	(79)
Other	1	1	1
Subtotal	(3,629)	1,627	2,334
Amounts allocated from:
Policyholder liabilities	—	(397)	(566)
DAC and VOBA	83	(107)	(145)
Subtotal	83	(504)	(711)
Deferred income tax benefit (expense)	745	(236)	(341)
Net unrealized investment gains (losses)	$(2,801)	$887	$1,282
MTL-74

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
General and administrative expenses (1)	$148	$42	$50
Premium taxes, other taxes, and licenses & fees	25	18	25
Commissions and other variable expenses	216	34	111
Capitalization of DAC	(41)	(40)	(41)
Amortization of DAC and VOBA	51	87	78
Interest expense on debt	9	9	9
Other	2	2	2
Total other expenses	$410	$152	$234
__________________
(1)Includes $27 million, ($17) million and ($25) million for the years ended December 31, 2022, 2021 and 2020, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses related to Debt
See Note 8 for additional information on interest expense on debt.
Affiliated Expenses
See Notes 4 and 13 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
11. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
U.S. federal	$90	$8	$76
U.S. state and local	—	1	—
Subtotal	90	9	76
Deferred:
U.S. federal	72	148	(61)
Provision for income tax expense (benefit)	$162	$157	$15

MTL-75

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Income Tax (continued)
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Tax provision at U.S. statutory rate	$153	$161	$16
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	6	(4)	(5)
Other, net	4	1	5
Provision for income tax expense (benefit)	$162	$157	$15
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,024	$1,048
Net operating loss carryforwards (1)	4	4
Employee benefits	4	5
DAC	17	—
Net unrealized investment losses	749	—
Other	73	—
Total gross deferred income tax assets	1,871	1,057
Less: Valuation allowance	4	4
Total net deferred income tax assets	1,867	1,053
Deferred income tax liabilities:
Investments, including derivatives	1,266	987
Intangibles	6	7
DAC	—	8
Net unrealized investment gains	—	235
Other	—	133
Total deferred income tax liabilities	1,272	1,370
Net deferred income tax asset (liability)	$595	$(317)
______________
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2022. U.S. state net operating loss carryforwards will expire between 2029 and 2041, whereas others have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included $33 million and ($33) million at December 31, 2022 and 2021, respectively.
MTL-76

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Income Tax (continued)
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
12. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10, 2020)
In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied plaintiff’s motion to certify the class, which is subject to appeal upon a final judgment. The lawsuit continues as an individual claim, but has been stayed pending the outcome of potentially relevant appellate cases.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $520 million and $861 million at December 31, 2022 and 2021, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2022 and 2021.
MTL-77

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $96 million, $80 million and $76 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $2 million and $4 million at December 31, 2022 and 2021, respectively.
See Notes 4, 5 and 9 for additional information on related party transactions.
14. Subsequent Events
The Company has evaluated events subsequent to December 31, 2022, through April 7, 2023, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL-78